     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2002


                                                      REGISTRATION NO. 333-31444

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 5 TO


                                    FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                    TRUSTS REGISTERED ON FORM N-8B-2    /X/
                            ------------------------

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                       FARM BUREAU LIFE INSURANCE COMPANY
                              (Name of Depositor)
                            ------------------------

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Address of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:


                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

    / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;


    /X/ ON MAY 1, 2002 PURSUANT TO PARAGRAPH (b) OF RULE 485;


    / /   DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;


    / / ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE 485.



IF APPROPRIATE, CHECK THE FOLLOWING BOX:



    / /THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
       PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.


TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICIES

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
                  --------------------------------------------
                       FARM BUREAU LIFE VARIABLE ACCOUNT

                         FLEXIBLE PREMIUM LAST SURVIVOR
                         VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

                                   PROSPECTUS
                                  May 1, 2002

Farm Bureau Life Insurance Company is offering a flexible premium last survivor variable life insurance policy (the "Policy") described in this Prospectus. Farm Bureau ("we," "us" or "our") designed the Policy: (1) to provide insurance protection to age 115; and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

    -  death proceeds upon the last death of the Joint Insureds, and

    - a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the "Variable Account"). Death proceeds may, and accumulated value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

American Century
  VP Ultra Fund
  VP Vista Fund
Dreyfus Variable Investment Fund
  VIF Appreciation Portfolio
  VIF Disciplined Stock Portfolio
  VIF Growth and Income Portfolio
  VIF International Equity Portfolio
  VIF Small Cap Portfolio
Dreyfus Socially Responsible Growth
 Fund, Inc.
EquiTrust Variable Insurance Series Fund

  Blue Chip Portfolio
  High Grade Bond Portfolio
  Managed Portfolio
  Money Market Portfolio
  Strategic Yield Portfolio
  Value Growth Portfolio

Fidelity Variable Insurance Products
 Funds

  VIP Contrafund-Registered Trademark- Portfolio--Initial Class
  VIP Growth Portfolio--Initial Class
  VIP Growth & Income Portfolio--Initial Class
  VIP High Income Portfolio--Service Class 2
  VIP Index 500 Portfolio--Initial Class
  VIP Mid Cap Portfolio--Service Class 2
  VIP Overseas Portfolio--Initial Class


Franklin Templeton Variable Insurance
 Products Trust


  Franklin Small Cap Fund--Class 2
  Franklin Small Cap Value Securities
   Fund (formerly Franklin Value
   Securities Fund)--Class 2
  Franklin U.S. Government Fund--Class 2
  Mutual Shares Securities Fund--Class 2
  Templeton Growth Securities Fund--Class 2

J.P. Morgan Series Trust II

  JPMorgan Mid-Cap Value Portfolio
  JPMorgan Small Company Portfolio

Summit Pinnacle Series

  NASDAQ-100 Index Portfolio
  Russell 2000 Small Cap Index
   Portfolio
  S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio
  Mid-Cap Growth Portfolio
  New America Growth Portfolio
  Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
  International Stock Portfolio


You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.


Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

We do not guarantee the amounts and/or duration of insurance coverage under the Policy. Please carefully consider replacing any existing insurance with the Policy or using the proceeds from any existing insurance to purchase the Policy. Farm Bureau does not claim that investing in the Policy is similar or comparable to investing in a mutual fund.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Please read this Prospectus carefully and retain it for future reference.

                                   Issued By:
                       Farm Bureau Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                 1-800-247-4170

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                 PAGE
                                                              -----------
DEFINITIONS.................................................           3
SUMMARY OF THE POLICY.......................................           5
FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE
  ACCOUNT...................................................          11
      Farm Bureau Life Insurance Company....................          11
      Iowa Farm Bureau Federation...........................          11
      IMSA..................................................          11
      The Variable Account..................................          11
      Investment Options....................................          12
      Addition, Deletion or Substitution of Investments.....          18
THE POLICY..................................................          19
      Purchasing the Policy.................................          19
      Premiums..............................................          20
      Examination of Policy (Cancellation Privilege)........          22
      Policy Lapse and Reinstatement........................          22
      Special Transfer Privilege............................          23
      Exchange Privilege....................................          23
POLICY BENEFITS.............................................          25
      Accumulated Value Benefits............................          25
      Transfers.............................................          28
      Loan Benefits.........................................          29
      Death Proceeds........................................          31
      Benefits at Maturity..................................          34
      Payment Options.......................................          34
CHARGES AND DEDUCTIONS......................................          35
      Premium Expense Charge................................          35
      Monthly Deduction.....................................          35
      Transfer Charge.......................................          37
      Partial Withdrawal Fee................................          38
      Surrender Charge......................................          38
      Variable Account Charges..............................          38
THE DECLARED INTEREST OPTION................................          39
      General Description...................................          39
      Declared Interest Option Accumulated Value............          39
      Transfers, Surrenders and Policy Loans................          40
GENERAL PROVISIONS..........................................          40
      The Contract..........................................          40
      Incontestability......................................          40
      Change of Provisions..................................          40
      Misstatement of Age or Sex............................          41
      Suicide Exclusion.....................................          41
      Annual Report.........................................          41
      Non-Participation.....................................          41
      Ownership of Assets...................................          41
      Written Notice........................................          41
      Postponement of Payments..............................          41
      Continuance of Insurance..............................          42
      Ownership.............................................          42
      The Beneficiary.......................................          43
      Changing the Policyowner or Beneficiary...............          43

                                                                 PAGE
                                                              -----------
      Additional Insurance Benefits.........................          43
      Policy Split Option...................................          44
DISTRIBUTION OF THE POLICIES................................          44
FEDERAL TAX MATTERS.........................................          45
      Introduction..........................................          45
      Tax Status of the Policy..............................          45
      Tax Treatment of Policy Benefits......................          46
      Possible Tax Law Changes..............................          48
      Taxation of the Company...............................          48
      Employment-Related Benefit Plans......................          48
ADDITIONAL INFORMATION......................................          48
FINANCIAL STATEMENTS........................................          54
ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES......  Appendix A
DEATH BENEFIT OPTIONS.......................................  Appendix B
MAXIMUM SURRENDER CHARGES...................................  Appendix C


                   The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund. Assets are valued at the close of each Business Day (3:00 p.m. central time).


COMPANY, WE, US, OUR: Farm Bureau Life Insurance Company.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

    (a) A certified copy of the death certificate;

    (b) A certified copy of a court decree reciting a finding of death; or

    (c) Any other proof satisfactory to the Company.


FUND: An open-end, diversified management investment company or unit investment trust in which the Variable Account invests.


GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

HOME OFFICE: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund.

JOINT EQUAL AGE: The age on which premium and Accumulated Value are based. It is an actuarial equivalent and is determined by the age and sex of the Joint Insureds. The current Joint Equal Age on any Policy Anniversary will equal the Joint Equal Age on the Policy Date plus the number of years since the Policy Date.

JOINT EQUAL ATTAINED AGE: The Joint Equal Age at the Policy Date plus the number of Policy Years since the Policy Date.

JOINT INSUREDS: The persons upon whose lives the Company issues a Policy.

MATURITY DATE: The Joint Equal Attained Age 115. It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

MINIMUM INITIAL PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge during periods when we declare a premium expense charges less than the 7% guaranteed premium expense charge. We may declare a lower percentage of premium expense charge on premiums paid in excess of the Minimum Initial Premium during a Policy Year. We also use Minimum Initial Premium to calculate registered representative's compensation.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

NET SURRENDER VALUE: The Surrender Value minus any Policy Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the amount withdrawn.

POLICY: The flexible premium last survivor variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security. Interest on Policy Loans is payable in advance (for the remainder of the Policy Year) upon taking a Policy Loan and upon each Policy Anniversary thereafter (for the following Policy Year) until the Policy Loan is repaid.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first ten Policy Years and for ten years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: Farm Bureau Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

--------------------------------------------------------------------------------

SUMMARY OF THE POLICY
--------------------------------------------------------------------------------

    The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

    - The Policy is a flexible premium last survivor variable life insurance policy providing for:

         - death proceeds payable to the Beneficiary upon the last death of the Joint Insureds,

         -   the accumulation of Accumulated Value,

         -   withdrawal and surrender options, and

         -   loan privileges.

    - We normally issue a Policy for a minimum Specified Amount of $100,000, but we may issue Policies for lower Specified Amounts.

    - You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY--Premiums.")

    - We do not guarantee the amount and/or duration of the life insurance coverage.

    - Accumulated Value may increase or decrease, depending upon the investment performance of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.

    - If either Joint Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.

    - You may examine and cancel the Policy by returning it to us before midnight of the 20th day after you receive it. We will refund you the greater of:

         -   premiums paid, or

         - Accumulated Value on the Business Day we receive the Policy plus any charges we deducted. (See "THE POLICY--Examination of Policy (Cancellation Privilege).")

    - See "DISTRIBUTION OF THE POLICIES" for information on compensation of persons selling the Policies.

THE VARIABLE ACCOUNT

    - The Variable Account has 36 Subaccounts, each of which invests exclusively in one of the Investment Options offered by the Funds (see "FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT--Investment Options").

    - You may instruct us to allocate Net Premiums and transfer Accumulated Value to any of the Subaccounts.

    -   We will allocate your initial Net Premium to the Declared Interest
        Option.

    - We will automatically allocate, without charge, your Accumulated Value in the Declared Interest Option according to your allocation instructions upon the earlier of:

         (1) the date we receive, at our Home Office, a signed notice that you have received the Policy, or

         (2)  25 days after the Delivery Date.

    - If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.

    - We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.

THE DECLARED INTEREST OPTION

    - You may allocate or transfer all or a portion of the Accumulated Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4% annually). (See "THE DECLARED INTEREST OPTION.")

PREMIUMS

    -   You choose when to pay and how much to pay.

    - You must pay an initial premium that, when reduced by the premium expense charge, is enough to pay the first monthly deduction.

    - We deduct a premium expense charge from each payment. (See "CHARGES and DEDUCTIONS--Premium Expense Charge.")

POLICY BENEFITS

ACCUMULATED VALUE BENEFITS (SEE "POLICY BENEFITS--ACCUMULATED VALUE BENEFITS.")

    - Your Policy provides for an Accumulated Value. A Policy's Accumulated Value varies to reflect:

         -   the amount and frequency of premium payments,

         -   the investment performance of the Subaccounts,

         -   interest earned on Accumulated Value in the Declared Interest
             Option,

         -   Policy Loans,

         -   partial withdrawals and

         -   charges we assess under the Policy.

    -   You may fully surrender your Policy and receive the Net Surrender Value.

    - You may obtain a partial withdrawal of your Net Accumulated Value (minimum $500) at any time before the Maturity Date.

    - A partial withdrawal or surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS".)

TRANSFERS (SEE "POLICY BENEFITS--TRANSFERS.")

    - You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

    - You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.


    - The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may assess a $25 charge for the thirteenth and subsequent transfer in a Policy Year.



    - We do not consider certain transfers for purposes of the twelve free transfer limit. (See "THE POLICY--Special Transfer Privilege"; and "THE POLICY--Premiums--Allocating Net Premiums.")

LOANS (SEE "POLICY BENEFITS--LOAN BENEFITS.")


    - You may borrow up to 90% of the Policy's Net Surrender Value as of the date of the most recent loan.

    - We charge you a maximum annual interest rate equal to the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Services, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%.


    - We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan.


    - Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

DEATH PROCEEDS (SEE "POLICY BENEFITS--DEATH PROCEEDS.")

    -   The Policy contains two death benefit options:

         - Option A--the death benefit is the greater of the sum of the Specified Amount and the Policy's Accumulated Value, or the Accumulated Value multiplied by the specified amount factor for the Joint Equal Attained Age, as set forth in the Policy.

         - Option B--the death benefit is the greater of the Specified Amount, or the Accumulated Value multiplied by the specified amount factor for the Joint Equal Attained Age, as set forth in the Policy.

    - Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the last death of the Joint Insureds.

    - To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.

    -   You may change the Specified Amount or the death benefit option.

CHARGES (SEE "CHARGES AND DEDUCTIONS")

PREMIUM EXPENSE CHARGE

    - We deduct a premium expense charge equal to 7% of each premium up to the Minimum Initial Premium and 2% of each premium in excess of the Minimum Initial Premium. The remaining amount is the Net Premium.

ACCUMULATED VALUE CHARGES

    - Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

         -   a cost of insurance charge, plus

         -   the cost of any additional insurance benefits added by rider, plus

         -   a $10 policy expense charge, plus

         -   a monthly charge of $0.03 per $1,000 of Specified Amount.

    - During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly administrative charge of $0.10 per $1,000 of Specified Amount or Specified Amount increase.

    - We also apply a $10 first-year monthly expense charge during the first 12 Policy Months.

    - Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2.0% of the amount surrendered.

    - Upon surrender of a Policy during the first ten Policy Years, as well as during the first ten Policy Years following an increase in Specified Amount, we apply a charge per $1,000 of Specified Amount which varies by Joint Equal Age, underwriting class and Policy Year. (See
        "APPENDIX C--Maximum Surrender Charges"). The maximum Surrender Charge for any Policy is $54.26 per $1,000 of Specified Amount.


    - We waive the transfer charge for the first twelve transfers during a Policy Year, but may deduct a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.


CHARGES AGAINST THE VARIABLE ACCOUNT

    - We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge equals an effective annual rate of .90%.

    - We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.


    - Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The following table indicates the Investment Options' fees and expenses (after waivers or reimbursements) for the year ended December 31, 2001. Current and future expense figures may be higher or lower than those shown.

ANNUAL INVESTMENT OPTION EXPENSES (as a percentage of average net assets after waivers or reimbursements)


                                                                                          TOTAL
                                                                                         EXPENSES
                                                                                    (AFTER THE WAIVERS
                                                   ADVISORY    OTHER      12B-1            AND
INVESTMENT OPTION                                    FEE      EXPENSES     FEE       REIMBURSEMENTS)
American Century
------------------------------------------------------------------------------------------------------
  VP Ultra Fund                                     1.00%      0.00%      0.00%            1.00%(1)(2)
------------------------------------------------------------------------------------------------------
  VP Vista Fund                                     1.00%      0.00%      0.00%            1.00%(1)
------------------------------------------------------------------------------------------------------
Dreyfus
------------------------------------------------------------------------------------------------------
  VIF Appreciation Portfolio -- Initial Share
  Class                                             0.75%      0.03%      0.00%            0.78%
------------------------------------------------------------------------------------------------------
  VIF Disciplined Stock Portfolio -- Initial
  Share Class                                       0.75%      0.06%      0.00%            0.81%
------------------------------------------------------------------------------------------------------
  VIF Growth and Income Portfolio -- Initial
  Share Class                                       0.75%      0.04%      0.00%            0.79%
------------------------------------------------------------------------------------------------------
  VIF International Equity Portfolio -- Initial
  Share Class                                       0.75%      0.33%      0.00%            1.08%
------------------------------------------------------------------------------------------------------
  VIF Small Cap Portfolio -- Initial Share Class    0.75%      0.04%      0.00%            0.79%
------------------------------------------------------------------------------------------------------
  Dreyfus Socially Responsible Growth Fund
  Inc. -- Service Share Class                       0.75%      0.09%      0.25%            1.09%
------------------------------------------------------------------------------------------------------
EquiTrust Variable Insurance Series Fund
------------------------------------------------------------------------------------------------------
  Blue Chip Portfolio                               0.20%      0.08%      0.00%            0.28%
------------------------------------------------------------------------------------------------------
  High Grade Bond Portfolio                         0.30%      0.15%      0.00%            0.45%
------------------------------------------------------------------------------------------------------
  Managed Portfolio                                 0.45%      0.11%      0.00%            0.56%
------------------------------------------------------------------------------------------------------
  Money Market Portfolio                            0.25%      0.25%      0.00%            0.50%
------------------------------------------------------------------------------------------------------
  Strategic Yield Portfolio(3)                      0.45%      0.14%      0.00%            0.59%
------------------------------------------------------------------------------------------------------
  Value Growth Portfolio                            0.45%      0.12%      0.00%            0.57%
------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Funds
------------------------------------------------------------------------------------------------------
  VIP Contrafund Portfolio -- Initial Class         0.58%      0.10%      0.00%            0.68%(4)
------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio -- Initial Class             0.58%      0.10%      0.00%            0.68%(4)
------------------------------------------------------------------------------------------------------
  VIP Growth & Income Portfolio -- Initial Class    0.48%      0.10%      0.00%            0.58%(4)
------------------------------------------------------------------------------------------------------
  VIP High Income Portfolio -- Service Class 2      0.58%      0.15%      0.25%            0.98%
------------------------------------------------------------------------------------------------------
  VIP Index 500 Portfolio -- Initial Class          0.24%      0.04%      0.00%            0.28%(5)
------------------------------------------------------------------------------------------------------
  VIP Mid Cap Portfolio -- Service Class 2          0.58%      0.11%      0.25%            0.94%
------------------------------------------------------------------------------------------------------
  VIP Overseas Portfolio -- Initial Class           0.73%      0.19%      0.00%            0.92%(4)
------------------------------------------------------------------------------------------------------
Franklin Templeton
------------------------------------------------------------------------------------------------------
  Franklin Small Cap Fund -- Class 2                0.45%      0.31%      0.25%            1.01%(6)(7)
------------------------------------------------------------------------------------------------------
  Franklin Small Cap Value Securities Fund --
  Class 2                                           0.57%      0.20%      0.25%            1.02%(6)(7)
------------------------------------------------------------------------------------------------------
  Franklin U.S. Government Fund -- Class 2          0.51%      0.02%      0.25%            0.78%(7)(8)
------------------------------------------------------------------------------------------------------
  Mutual Shares Securities Fund -- Class 2          0.60%      0.19%      0.25%            1.04%(7)
------------------------------------------------------------------------------------------------------
  Templeton Growth Securities Fund -- Class 2       0.80%      0.05%      0.25%            1.10%(7)(8)
------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II
------------------------------------------------------------------------------------------------------
  JPMorgan Mid-Cap Value Portfolio                  0.70%      0.30%      0.00%            1.00%(9)(10)
------------------------------------------------------------------------------------------------------
  JPMorgan Small Company Portfolio                  0.60%      0.55%      0.00%            1.15%
------------------------------------------------------------------------------------------------------
Summit Pinnacle Series
------------------------------------------------------------------------------------------------------
  NASDAQ-100 Index Portfolio                        0.35%      0.30%      0.00%            0.65%(11)
------------------------------------------------------------------------------------------------------
  Russell 2000 Small Cap Index Portfolio            0.35%      0.40%      0.00%            0.75%(11)
------------------------------------------------------------------------------------------------------
  S&P MidCap 400 Index Portfolio                    0.30%      0.30%      0.00%            0.60%(11)
------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.
------------------------------------------------------------------------------------------------------
  Equity Income Portfolio                           0.85%      0.00%      0.00%            0.85%(12)
------------------------------------------------------------------------------------------------------
  Mid-Cap Growth Portfolio                          0.85%      0.00%      0.00%            0.85%(12)
------------------------------------------------------------------------------------------------------
  New America Growth Portfolio                      0.85%      0.00%      0.00%            0.85%(12)
------------------------------------------------------------------------------------------------------
  Personal Strategy Balanced Portfolio              0.90%      0.00%      0.00%            0.90%(12)
------------------------------------------------------------------------------------------------------
T. Rowe Price International Series, Inc.
------------------------------------------------------------------------------------------------------
  International Stock Portfolio                     1.05%      0.00%      0.00%            1.05%(12)
------------------------------------------------------------------------------------------------------

(1) The Fund's inception date was May 1, 2001; therefore, the expense information shown is annualized. The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.


(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.



(3) Effective May 1, 2002, the High Yield Bond Portfolio changed its name to Strategic Yield Portfolio.



(4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. See the accompanying Fund prospectus for details.



(5) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Absent this reimbursement, the total annual class operating expenses were 0.35%. This arrangement may be discontinued by the Fund's manager at any time.



(6) For the Franklin Small Cap and Franklin Small Cap Value Securities Funds, the manager had agreed in advance to make estimated reductions of 0.08% and 0.03%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission. Absent these reductions, the total Investment Option operating expenses presented in the preceding table would have been 1.09% and 1.05%, respectively.



(7) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.



(8) The Fund administration fee is paid indirectly through the management fee.



(9) The Fund's inception date was September 28, 2001; therefore, the expense information shown is based on annualized expenses for fiscal year 2001.



(10) JPMorgan Chase Bank, an affiliate of J.P. Morgan, has voluntarily agreed to reimburse certain expenses if they exceed a certain level. Absent this reimbursement, the total annual operating expenses would have been 10.62%.



(11) Total expenses in excess of 0.65% for the NASDAQ-100 Index Portfolio, in excess of 0.75% for the Russell 2000 Small Cap Index Portfolio and in excess of 0.60% for the S&P MidCap 400 Index Portfolio are paid by the Fund's adviser.



(12) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating costs.


OTHER POLICIES

    - We offer other variable life insurance policies through this Variable Account that invest in the same Investment Options of the Funds. These policies may have different charges that could affect Subaccount performance, and may offer different benefits more suitable to your needs. You may contact us at our Home Office to obtain more information about these policies.

TAX TREATMENT (SEE "FEDERAL TAX MATTERS")

    - We believe that it is reasonable to conclude that the Policy qualifies as a life insurance contract for federal income tax purposes.

    - If a Policy qualifies as a life insurance contract for federal income tax purposes, the Accumulated Value under a Policy should be subject to the same federal income tax treatment as accumulated value under a conventional fixed-benefit Policy--the Policyowner is generally not deemed to be in constructive receipt of Accumulated Values under a Policy until there is a distribution from the Policy.

    - If a Policy qualifies as life insurance for federal income tax purposes, death proceeds payable under the Policy generally should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds.


    - Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then complete and partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on complete and partial surrenders, and loans taken before you reach age 59-1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

--------------------------------------------------------------------------------

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
--------------------------------------------------------------------------------

FARM BUREAU LIFE INSURANCE COMPANY

    Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2001, Iowa Farm Bureau Federation owned 57.08% of the outstanding voting shares of FBL Financial Group, Inc., which owns 100% of our outstanding voting shares.

    Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 18 states--Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.
--------------------------------------------------------------------------------

IOWA FARM BUREAU FEDERATION

    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.
--------------------------------------------------------------------------------

IMSA

    The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.
--------------------------------------------------------------------------------

THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.

    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities.

    The Variable Account currently has 36 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

    We registered the Variable Account as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission ("SEC") does not mean that the SEC supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference.


AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
VP Ultra Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          large companies with earnings and revenue that are not
                                          only growing, but growing at a successively faster, or
                                          accelerating pace.
VP Vista Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          medium-sized and smaller companies which will increase in
                                          value over time.

DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Funds. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio--Initial Share     consistent with the preservation of capital; current
Class                                     income is a secondary investment objective. The Portfolio
                                          invests primarily in the common stocks focusing on blue
                                          chip companies with total market values of more than
                                          $5 billion at the time of purchase.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio--Initial      (consists of capital appreciation and income) that are
Share Class                               greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio invests at least 80% of its assets in
                                          stocks.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio--Initial      current income and growth of income, consistent with
Share Class                               reasonable investment risk by investing primarily in
                                          stocks, bonds and money market instruments of domestic
                                          and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks capital growth by investing at least
International Equity                      80% of its assets in stocks and primarily in stocks of
Portfolio--Initial Share Class            foreign companies located in developed countries.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks maximum capital appreciation by
Small Cap Portfolio--Initial Share        investing at least 80% of its assets in small cap
Class                                     companies. Small cap stocks are defined as those with
                                          total market values of less than $2 billion at the time
                                          of purchase. The Portfolio will be particularly alert to
                                          companies considered by the adviser to be emerging
                                          smaller-sized companies which are believed to be
                                          characterized by new or innovative products, services or
                                          processes which should enhance prospects for growth in
                                          future earnings.
Dreyfus Socially Responsible Growth    -  This Fund seeks to provide capital growth; current income
Fund, Inc.--Service Share Class           is a secondary goal. This Fund invests at least 80% of
                                          its assets in the common stocks of companies that meet
                                          traditional investment standards and conduct their
                                          business in a manner that contributes to the enhancement
                                          of the quality of life in America.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing at least
                                          80% of its net assets in equity securities of
                                          well-capitalized, established companies.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing at
                                          least 80% its net assets in debt securities rated AAA, AA
                                          or A by Standard & Poor's or Aaa, Aa or A by Moody's
                                          Investors Service, Inc. and in securities issued or
                                          guaranteed by the United States government or its
                                          agencies or instrumentalities.
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                          GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                                          PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
                                          VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW
                                          INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT
                                          MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.
Strategic Yield Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in
                                          fixed-income securities rated Baa or lower by Moody's
                                          Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the
                                          marketplace. Such equity securities may include common
                                          stock, preferred stock and securities convertible or
                                          exchangeable into common stock.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios. Bankers Trust Company serves as investment sub-adviser to the Index 500 Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Contrafund Portfolio      -  This Portfolio seeks capital appreciation by investing in securities of companies whose value the adviser believes
                                          is not fully recognized by the public. The Portfolio
                                          normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities.
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation by investing
                                          primarily in common stocks. The Portfolio, however, is
                                          not restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.
Fidelity VIP Growth & Income           -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation by
                                          investing mainly in equity securities. The Portfolio
                                          expects to invest the majority of its assets in domestic
                                          and foreign equity securities, with a focus on those that
                                          pay current dividends and show potential earnings growth.
                                          However, the Portfolio may buy debt securities as well as
                                          equity securities that are not currently paying
                                          dividends, but offer prospects for capital appreciation
                                          or future income.
Fidelity VIP High Income Portfolio     -  This Portfolio seeks a high level of current income,
                                          while also considering growth of capital. The Portfolio
                                          normally invests primarily in income-producing debt
                                          securities, preferred stocks and convertible securities,
                                          with an emphasis on lower-quality debt securities.
Fidelity VIP Index 500 Portfolio       -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP Mid Cap Portfolio         -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in common stocks. The Portfolio
                                          normally invests at least 65% of its total assets in
                                          securities of companies with medium market
                                          capitalizations.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. Normally, at least 80% of the Portfolio's total
                                          assets will be invested in foreign securities. The
                                          Portfolio may also invest in U.S. issuers.

FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Franklin Small Cap Fund                -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund will invest at least 80% of
                                          its net assets in investments of small capitalization
                                          companies with market capitalization values not
                                          exceeding: (i) $1.5 billion; or (ii) the highest market
                                          capitalization value in the Russell 2000 Index; whichever
                                          is greater at the time of purchase.
Franklin Small Cap Value Securities    -  This Fund seeks long-term total return. Under normal
Fund                                      market conditions, the Fund will invest at least 80% of
                                          its net assets in investments of small capitalization
                                          companies with values not exceeding $2.5 billion at the
                                          time of purchase.
Franklin U.S. Government Fund          -  This Fund seeks income. Under normal market conditions, the Fund will invest at least 80% of its net assets in
                                          U.S. government securities. The Fund currently invests
                                          primarily in fixed and variable rate mortgage-backed
                                          securities, a substantial portion of which is in
                                          Government National Mortgage Association obligations.
Mutual Shares Securities Fund          -  This Fund primarily seeks capital appreciation; income is a secondary objective. Under normal market conditions,
                                          the Fund will invest at least 65% of its total assets in
                                          the equity securities of companies the adviser believes
                                          are undervalued, and to a much lesser extent, in
                                          companies that are restructuring or distressed.
Templeton Growth Securities Fund       -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund will invest primarily in
                                          equity securities of companies located anywhere in the
                                          world, including those in the U.S. and emerging markets.
                                          While there are no set percentage targets, the Fund will
                                          generally invest in medium to large capitalization
                                          companies with market capitalization values greater than
                                          $2 billion.



J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
JPMorgan Mid-Cap Value Portfolio       -  This Portfolio seeks growth from capital appreciation by investing in a broad portfolio of common stocks of
                                          companies with market capitalizations of $1 billion to
                                          $20 billion at the time of purchase.
JPMorgan Small Company Portfolio       -  This Portfolio seeks to provide high total return by
                                          investing in stocks of small- and medium-sized U.S.
                                          companies typically represented by the Russell 2000
                                          Index.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
NASDAQ-100 Index Portfolio             -  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as
                                          represented by the NASDAQ-100 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the NASDAQ-100 Index.
Russell 2000 Small Cap Index           -  This Portfolio seeks investment results that correspond
Portfolio                                 to the investment performance of U.S. common stocks, as
                                          represented by the Russell 2000 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Russell 2000 Index.
S&P MidCap 400 Index Portfolio         -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                          represented by the S&P MidCap 400 Index. The Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the S&P MidCap 400 Index.



T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in dividend-paying common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in either the Standard & Poor's Mid-Cap
                                          400 Index or the Russell Mid Cap Growth Index.
New America Growth Portfolio           -  This Portfolio seeks to provide long-term growth of
                                          capital by investing primarily in the common stocks of
                                          companies operating in sectors the investment adviser
                                          believes will be the fastest growing in the U.S.
                                          Fast-growing companies can be found across an array of
                                          industries in today's "new America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.


    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

    We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, may receive 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options.

    Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

    If we deem it to be in the best interests of persons having voting rights under the Policies, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

--------------------------------------------------------------------------------

THE POLICY
--------------------------------------------------------------------------------

PURCHASING THE POLICY

    In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Joint Insureds who have a Joint Equal Age of 18 to 85 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $100,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $100,000.

    The effective date of insurance coverage under the Policy will be the latest of:

         -  the Policy Date,

         - the date the Joint Insureds sign the last of any amendments to the initial application required by our underwriting rules, or


         -  the date when we receive the full initial premium at our Home
            Office.



    The Policy Date will be the later of:


             (1)  the date of the initial application, or


             (2) the date we receive any additional information at our Home Office if our underwriting rules require additional medical or other information.


    The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

    Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.
--------------------------------------------------------------------------------

PREMIUMS

    Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay a Minimum Initial Premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

    If mandated under applicable law, the Company may be required to reject a premium payment.

    PLANNED PERIODIC PREMIUMS. You will determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices to the Policyowner for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy Years, the Net Accumulated Value (Net Surrender Value if you have taken a Policy Loan) or, after three Policy Years, the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

    DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

             (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

             (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

    Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

           FOR EXAMPLE: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100 and the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

           In this example, the death benefit guarantee premium requirement is satisfied because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

           However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

    The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit options, add or delete a Policy rider, or change underwriting classes. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

    PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

    NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

    ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

             (1) before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

             (2)  before the end of 25 days after the Delivery Date.

    Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:

        - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a written notice signed by you on a form we accept. The change will take effect on the date we receive the written notice at the Home Office and will have no effect on prior Accumulated Values.
--------------------------------------------------------------------------------

EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)

    You may cancel the Policy by delivering or mailing written notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

    We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or:

        - the Accumulated Value on the Business Day on or next following the date we receive the Policy at the Home Office,

        -   any premium expense charges we deducted,

        - monthly deductions made on the Policy Date and any Monthly Deduction Day, and

        -   amounts approximating the daily charges against the Variable
            Account.
--------------------------------------------------------------------------------

POLICY LAPSE AND REINSTATEMENT

    LAPSE. Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value (Net Surrender Value if you have taken a Policy Loan), or after three Policy Years if the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day. (See "THE POLICY-- Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

    A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

    To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

        - A written application for reinstatement signed by the Policyowner and the Joint Insureds;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS.")

    The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.
--------------------------------------------------------------------------------

SPECIAL TRANSFER PRIVILEGE

    You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit last survivor life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.
--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

    The Company will permit the owner of a flexible premium fixed-benefit last survivor life insurance policy ("fixed-benefit policy") issued by the Company to exchange his fixed-benefit last survivor policy (form #434-158 only) for a Policy on the lives of the Joint Insureds. The Policy Date will be the date you sign the application for the Policy. Riders issued on the original fixed-benefit last survivor policy which are not offered in the Policy will not be available on the new Policy. Riders which are available may be exchanged to the new Policy.

    If an exchange occurs:

        - the Policy will have a Specified Amount equal to the specified amount of the fixed-benefit last survivor policy plus any increase in Specified Amount at the time of exchange,

        - no evidence of insurability will be required to exercise the exchange privilege, but any increase in Specified Amount will require underwriting,

        - we will place the Insured in the premium class applicable to the initial specified amount under the fixed-benefit last survivor policy, unless there has been an underwritten increase in specified amount, in which event we will place the Insured in the premium class applicable to such increase in specified amount with respect to the entire amount exchanged,

        - the incontestable and suicide provisions of the Policy will apply only to the increased amount of coverage (if any), except for any period remaining on the fixed-benefit last survivor policy, and

        - registered representatives will receive commissions on the increase in Specified Amount only.

    The Company will initially allocate the net accumulated value of the fixed-benefit last survivor policy to the Declared Interest Option. When we receive, at our Home Office, a notice signed by you that the Policy has been received, the Company will automatically allocate the Policy's Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and the Declared Interest Option pursuant to the allocation instructions set forth in the application for the Policy.

    The Company will waive the premium expense charge on the net accumulated value of the fixed-benefit last survivor policy applied to the Policy pursuant to an exchange. In addition, the Company will assess the Monthly Administrative Charge and First-Year Monthly Expense Charge only to the extent that the Company has not assessed 12 monthly per $1,000 charges under the fixed-benefit last survivor policy. We will assess the Monthly Administrative Charge and First-Year Monthly Expense Charge on an increase in Specified Amount related to a fixed-benefit last survivor policy as well. Otherwise, we will make charges and deductions in the manner and amounts described elsewhere in the Prospectus. (See "CHARGES AND DEDUCTIONS")

    We will not permit an exchanging owner to carry over an outstanding loan under his fixed-benefit last survivor policy. Any outstanding loan and loan interest must be repaid prior to the date of exchange. If not repaid prior to the date of exchange, the Company will reflect the amount of the outstanding loan and interest thereon in the net accumulated value of the fixed-benefit last survivor policy. To the extent a fixed-benefit last survivor policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to the amount of such loan (including any due and unpaid interest on such loan). (See "FEDERAL TAX MATTERS").

    The Company believes that an exchange of a fixed-benefit last survivor policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code of 1986, as amended. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. If you surrender your fixed-benefit last survivor policy in whole or in part, and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy, it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income. Before making any such exchange, you should consult your tax adviser. (See "FEDERAL TAX MATTERS.")

    The Policy differs from a fixed-benefit policy in many significant respects. Most importantly, the Accumulated Value under this Policy may consist, entirely or in part, of Subaccount value which fluctuates in response to the net investment return of the Variable Account. In contrast, the accumulated values under a fixed-benefit last survivor policy always reflect interest credited by the Company. While we guarantee a minimum rate of interest, we have previously credited interest at higher rates. Accordingly, accumulated values under a fixed-benefit last survivor policy reflect changing current interest rates and do not vary with the investment performance of the Variable Account.

    Owners of a fixed-benefit last survivor policy should carefully consider whether it will be advantageous to replace a fixed-benefit last survivor policy with a Policy (or to surrender in full or in part a fixed-benefit last survivor policy and use the surrender or partial surrender proceeds to purchase a Policy). Owners of a fixed-benefit last survivor policy should consult their tax advisers before exchanging a fixed-benefit last survivor policy for this Policy, or before surrendering in whole or in part their fixed-benefit last survivor policy and using the proceeds to purchase a Policy.

--------------------------------------------------------------------------------

POLICY BENEFITS
--------------------------------------------------------------------------------

    While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER AND WITHDRAWAL PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the last death of the Joint Insureds under one of two death benefit options selected by you (see "POLICY BENEFITS-- Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").
--------------------------------------------------------------------------------

ACCUMULATED VALUE BENEFITS

    SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending a written request to the Company at our Home Office. A Surrender Charge will apply to any surrender during the first ten Policy Years, as well as during the first ten Policy Years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the amount withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and -- Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request for a surrender at our Home Office, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    SURRENDERS. The amount payable upon surrender of the Policy is the Net Surrender Value at the end of the Valuation Period when we receive the request. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS--Payment Options"). If you surrender the Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders.

    PARTIAL WITHDRAWALS. A Policyowner may obtain a portion of the Policy's Net Accumulated Value upon partial withdrawal of the Policy.

        -   A partial withdrawal must be at least $500.

        - A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

    We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial withdrawal in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS--Payment Options").

    We will allocate a partial withdrawal (together with the Partial Withdrawal
    Fee) among the Subaccounts and the Declared Interest Option in accordance with the Policyowner's written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

    Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

        - The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal and the Partial Withdrawal Fee.

        - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

    If Option A is in effect at the time of the partial withdrawal, there will be no effect on Specified Amount. If Option B is in effect at the time of the partial withdrawal, the partial withdrawal will reduce the Policy's Specified Amount by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

    If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawals, see "FEDERAL TAX MATTERS."

    NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

    CALCULATING ACCUMULATED VALUE. The Policy provides for the accumulation of Accumulated Value. The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

        -   Accumulated Value will reflect a number of factors, including

             -   Net Premiums paid,

             -   partial withdrawals,

             -   Policy Loans,

             -   charges assessed in connection with the Policy,

             - interest earned on the Accumulated Value in the Declared Interest Option, and

             - investment performance of the Subaccounts to which the Accumulated Value is allocated.

    As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

    On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage

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    allocation instructions. At the end of each Valuation Period thereafter, the
    Accumulated Value in a Subaccount will equal:

        - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

        - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

        - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

        -   All partial withdrawals (and any portion of the Partial Withdrawal
            Fee) from the Subaccount during the current Valuation Period; MINUS

        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

    The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

    For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:

        (a) is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

             (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

             (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

             (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

             (5) a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of .90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

        (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

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--------------------------------------------------------------------------------

TRANSFERS

    The following features apply to transfers under the Policy:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year.

        - You may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

        - You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at
            (800) 247-4170. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.


            CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of our request. If you are experiencing problems, you should make a written request to our Home Office.


        - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at the Home Office.


        - The Company waives the transfer charge for the first twelve transfers during a Policy Year.



        - We may assess a transfer charge of $25 for the 13th and each subsequent transfer in a Policy Year. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")


        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.


    DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.



    In order to establish this program, you must elect this option on your initial application or complete and submit the applicable Request Form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.


        -   The minimum amount of each transfer is $100.


        - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.


        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

        - Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.



        - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.


        -   There is no charge to participate in this program.
--------------------------------------------------------------------------------

LOAN BENEFITS

    POLICY LOANS. So long as the Policy remains in force and has a positive Net Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    The maximum amount that you may borrow at any time is 90% of the Net Surrender Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

    During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.


    ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.


    We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

    LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

    Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN.")

    Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the last Joint Insureds' death and to the Accumulated Value upon surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

    For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. When we do so, the federal income tax treatment of the loan is unclear. You should consult a tax adviser before taking a loan.

    Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

    POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, the Net Accumulated Value (Net Surrender Value if you take a Policy Loan) or, after three Policy Years, the Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

    REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Joint Insureds' lifetimes and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the last Joint Insureds' death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

    For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

--------------------------------------------------------------------------------

DEATH PROCEEDS

    So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the last death of the Joint Insureds.

        - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Joint Insureds, we will pay the death proceeds to you or your estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY BENEFITS--Payment Options.")

        - If the Joint Insureds die simultaneously, we will pay an equal portion of the death proceeds to each beneficiary.

    To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

    DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a grace period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUM.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than
    (b) where:

        (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

        (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

    DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the last Joint Insureds' death.

    Under Option A, the death benefit will be equal to the greater of:

        (1) the sum of the current Specified Amount and the Accumulated Value, or

        (2) the Accumulated Value multiplied by the specified amount factor for the Joint Equal Attained Age.

    We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the last death of the Joint Insureds. Under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, Policyowners generally should select Option A.

    Under Option B, the death benefit will be equal to the greater of:

        -   the current Specified Amount, or

        - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the last death of the Joint Insureds) multiplied by the specified amount factor for the Joint Equal Attained Age.

    Under Option B, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, Policyowners generally should select Option B.

    Appendix B shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for a Joint Insureds' Joint Equal Attained Age 40 or below on the date of death. For Joint Insureds with a Joint Equal Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.


    CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.") You should consult a tax adviser before changing your death benefit option.


    If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

    We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

    CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.") You should consult a tax adviser before changing your existing coverage.

    Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

    To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.


    CHANGES IN INSURANCE PROTECTION. You may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Accumulated Value--in one of several ways as insurance needs change. This would include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, taking a partial withdrawal from Accumulated Value.


    Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

        - A decrease in the Specified Amount will, subject to the applicable specified amount factor limitations (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Accumulated Value.

        - An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Accumulated Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

        - If you elect Option B, an increased level of premium payments will increase the Accumulated Value and reduce the pure insurance protection, until the Accumulated Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

        - If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Accumulated Value and will increase the possibility that the Policy will lapse.

        - A partial withdrawal will reduce the death benefit. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER PRIVILEGES.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Accumulated Value withdrawn. The primary effect of a partial withdrawal is you receive cash and reduce Accumulated Value.

    In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Accumulated Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.

    A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.") You should consult a tax adviser before changing your insurance protection.

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--------------------------------------------------------------------------------

BENEFITS AT MATURITY

    The Maturity Date is Joint Equal Attained Age 115. If either Joint Insured is alive and the Policy is in force on the Maturity Date, we will pay to you the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing the Policy beyond the 100th birthday of the younger insured are unclear and a tax adviser should be consulted.
--------------------------------------------------------------------------------

PAYMENT OPTIONS


    We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy in whole or in part under a payment option as described below. In any case, a supplemental agreement will be issued for the payment option. Under a supplemental agreement, the effective date is the date on which death proceeds and Accumulated Value are applied to a payment option.


    You may designate an option in your application or notify us in writing at our Home Office. During the lives of the Joint Insureds, you may select a payment option; in addition, during that time you may change a previously selected option by sending written notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the last Joint Insureds' death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.


    If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,


        (1)  the proceeds are less than $2,000;

        (2)  periodic payments would be less than $20; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.


    Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date, but is not obligated to declare that such additional interest be applied to such funds.


    If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

    We have provided a description of the available payment options below. Payments under Options 2, 3, 4 or 5 will begin as of the date of the last Joint Insureds' death, on partial withdrawal or surrender, or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

    OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

    ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

    We deduct certain charges in connection with the Policy to compensate us for
    (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE

    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

    The premium expense charge is 7% of each premium up to the Minimum Initial Premium and 2% of each premium over Minimum Initial Premium. It is used to compensate us for expenses incurred in distributing the Policy, including registered representative sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%).
--------------------------------------------------------------------------------

MONTHLY DEDUCTION

    We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "GENERAL PROVISIONS--Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly

    Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

    We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

        -  the cost of insurance for the Policy; plus

        -  the cost of any optional insurance benefits added by rider; plus

        -  the monthly policy expense charges.

    During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly administrative charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

    COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries when the Joint Insureds die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.


    NET AMOUNT AT RISK. Under Option A, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:


        (a)   is the Specified Amount;

        (b)  is 1.0032737 TO THE POWER OF 1; and

        (c)   is the Accumulated Value.

    We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

    We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

    COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Joint Insureds' sex, underwriting class and Joint Equal Age. For any increase in Specified Amount, we base the cost of insurance rate on the Joint Insureds' sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

    The cost of insurance rates generally increase as the Joint Insureds' Joint Equal Attained Age increases. The underwriting class of the Joint Insureds also will affect the cost of insurance rate. The Company currently places Joint Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Joint Insureds in the

------------------------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

    standard underwriting class will have a lower cost of insurance rate than those in underwriting class involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Joint Insureds will generally have a lower cost of insurance rate than similarly situated Joint Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Joint Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Joint Insureds who receive a standard classification. (A Joint Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)


    We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

    ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL
    PROVISIONS--Additional Insurance Benefits.")

    MONTHLY POLICY EXPENSE CHARGES. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $10 monthly administrative charge against each Policy. We guarantee this charge will not exceed $14 per Policy Month. We also apply a charge of $0.03 per $1,000 of Specified Amount against each Policy. We guarantee this charge will not exceed $0.05 per $1,000 of Specified Amount.

    MONTHLY ADMINISTRATIVE CHARGE. We deduct administrative charges from Accumulated Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Joint Insureds' premium class, and establishing policy records. The monthly administrative charge is $0.10 per $1,000 of Specified Amount or increase in Specified Amount. We guarantee this charge will not exceed $0.14 per $1,000 of Specified Amount.

    FIRST-YEAR MONTHLY EXPENSE CHARGE. We will deduct a monthly expense charge of $10 from Accumulated Value during the first twelve Policy Months. We guarantee this charge will not exceed $14 per Policy Month.
--------------------------------------------------------------------------------

TRANSFER CHARGE


    The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer.


        - Unless paid in cash, we will deduct the transfer charge from the amount transferred.

        - Once we issue a Policy, we will not increase this charge for the life of the Policy.

        - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

    Currently, there is no charge for changing the Net Premium allocation instructions.

--------------------------------------------------------------------------------

PARTIAL WITHDRAWAL FEE

    Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from the Accumulated Value.
--------------------------------------------------------------------------------

SURRENDER CHARGE


    We apply a Surrender Charge during the first ten Policy Years, as well as during the first ten Policy Years following an increase in Specified Amount. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the eleventh year and varies by Joint Equal Age, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

   ISSUE AGE       NON-TOBACCO     TOBACCO     COMBINED
      30              $13.67       $15.00       $14.23
      50              $24.28       $27.59       $25.68
      70              $54.10       $53.81       $53.97


    The maximum Surrender Charge for any Policy is $54.26 per $1,000 of Specified Amount. (See "APPENDIX C--Maximum Surrender Charges.") The Surrender Charge is level within each Policy Year.

    Currently, we waive the Surrender Charge after the first Policy Year if either Joint Insured is terminally ill or stays in a qualified nursing care center for 90 days.
--------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES


    MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.


    The mortality risk we assume is that Joint Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

    FEDERAL TAXES. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE POLICY" and described in the prospectus for each Investment Option.

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

    You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.
--------------------------------------------------------------------------------

GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

    You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.
--------------------------------------------------------------------------------

DECLARED INTEREST OPTION ACCUMULATED VALUE

    Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by us, in our sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

    The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

--------------------------------------------------------------------------------


TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS



    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS--Transfer Charge"). Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.


    We may delay transfers, payments of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months. Surrenders and partial withdrawals may have tax consequences (see "FEDERAL TAX MATTERS").

--------------------------------------------------------------------------------

GENERAL PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, any supplemental applications and endorsements or additional benefit riders or agreements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetimes of the Joint Insureds for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetimes of the Joint Insureds for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.
--------------------------------------------------------------------------------

CHANGE OF PROVISIONS

    We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

    Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If either Joint Insureds' age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.
--------------------------------------------------------------------------------

SUICIDE EXCLUSION

    If the Policy is in force and the surviving Joint Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial surrenders, and increased by any unearned loan interest. If the Policy is in force and the surviving Joint Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.
--------------------------------------------------------------------------------

ANNUAL REPORT

    At least once each year, we will send an annual report to each Policyowner. The report will show

        -   the current death benefit,

        - the Accumulated Value in each Subaccount and in the Declared Interest Option,

        -   outstanding Policy Debt, and

        - premiums paid, partial withdrawals made and charges assessed since the last report.

    The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.
--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.
--------------------------------------------------------------------------------

OWNERSHIP OF ASSETS

    The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
--------------------------------------------------------------------------------

WRITTEN NOTICE

    You should send any written notice to the Company at our Home Office. The notice should include the Policy number and the Joint Insureds' full names. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS

    The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive your signed request at our Home Office. We will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon a partial withdrawal from or surrender of a Policy, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

    If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator.
--------------------------------------------------------------------------------

CONTINUANCE OF INSURANCE

    The insurance under a Policy will continue until the earlier of:

        - the end of the Grace Period following the Monthly Deduction Day on which the Net Accumulated Value during the first three Policy Years, or Net Surrender Value after three Policy Years, is less than the monthly deduction for the following Policy Month;

        - the date the Policyowner surrenders the Policy for its entire Net Accumulated Value;

        -  the last death of the Joint Insureds; or

        -  the Maturity Date.

    Any rider to a Policy will terminate on the date specified in the rider.
--------------------------------------------------------------------------------

OWNERSHIP

    The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. If there is more than one owner, the Policy will be owned jointly with right of survivorship. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Joint Insureds' lifetimes, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy.

    Special ownership rules may apply if the Joint Insureds are under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

    The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences.

--------------------------------------------------------------------------------

THE BENEFICIARY

    The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

    Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the last Joint Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the last Joint Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.
--------------------------------------------------------------------------------

CHANGING THE POLICYOWNER OR BENEFICIARY

    During the Joint Insureds' lives, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request and the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement.
--------------------------------------------------------------------------------

ADDITIONAL INSURANCE BENEFITS

    Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:


        - Last Survivor Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of:
           (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $50,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.



        - Universal Term Life Insurance. This rider provides term insurance coverage on your life or the life of an additional Insured. If you select this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider.



        - Universal Death Benefit Guarantee. This rider guarantees the Policy will not enter the Grade Period should the Net Accumulated Value or Net Surrender Value, as applicable, be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.



        - Estate Protector 4-Year Non-Renewable Last Survivor Term. This rider provides term insurance coverage payable upon the death of the last Insured if death occurs within 4 years of the Policy Date. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the applicable cost of insurance rate multiplied by the amount of term insurance coverage under the rider.


    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") You may obtain detailed information concerning available riders, and their suitability for inclusion to your Policy, from the registered representative selling the Policy.

--------------------------------------------------------------------------------

POLICY SPLIT OPTION

    You may split the Policy into two single-life policies, one on each of the Joint Insureds, upon the occurrence of the following events:

        - divorce or annulment with respect to the marriage of the Joint Insureds, or

        - certain changes in the Federal Estate Tax Law resulting in reductions in the Unlimited Marital Deduction, the Federal Unified Credit or the Federal Estate Tax.

    You may elect this option subject to the following provisions:

        - you must provide us with written notification within 90 days after the effective date of one of the events listed above;

        - each new policy will be issued for no more than one-half the Specified Amount of this Policy;

        - the Net Surrender Value will be divided and allocated in proportion to the Specified Amount of each new policy;

        - the Beneficiary of this Policy will be the beneficiary of each new policy;

        - if the Joint Insureds are the owners of this Policy, each will be the owner of their new policy; if the Joint Insureds are not the owners of this Policy, then the owners will be the owners of each new policy (in this case, there will be a taxable event);

        - the new policies will be issued based on the age and premium class for each Joint Insured on the effective date of the election of this option;

        - the new policies must fit our single-life issue limits in effect at the time you elect the option. The new policies will be subject to the same charges as those in effect for regularly underwritten policies;

        - this option will not be available after the date of first death of the Joint Insureds;

        - the two single-life policies may be any permanent single life policies currently offered by the Company at the time this option is elected; and

        -  any assignments of this Policy will apply to each new policy.

    A policy split option may have tax consequences. (See "FEDERAL TAX MATTERS.") Please consult your registered representative for more information on this option.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

    The Policies will be sold by individuals who in addition to being licensed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), an affiliate of the Company. EquiTrust Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). EquiTrust Marketing currently receives annual compensation of $100 per registered representative for acting as principal underwriter. EquiTrust Marketing's principal business address is the same address as that of the Company.

    Writing agents will receive commissions based on a commission schedule and rules. The Company may pay agents first year commissions at a rate not exceeding 50% of minimum initial premiums and 4% of excess premiums paid in the first Policy Year. Agents will be paid renewal commissions at a rate equal to 5% of minimum initial premiums and 4% of unscheduled premiums paid after the first

    Policy Year. Additional commissions at a rate not exceeding 50% of the increase in minimum initial premiums may be paid during the first year following an increase in Specified Amount.

    These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by the Company. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS."

    Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
--------------------------------------------------------------------------------

TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited, especially with regard to policies issued on joint lives. While we believe that it is reasonable to conclude that a Policy should satisfy the applicable requirements of the Code, certain features of the Policy are not addressed in the relevant authorities. For example, the relevant authorities do not address the Policy's use of Joint Equal Age calculations to test for compliance with the requirements of the Code. If it is subsequently determined that a Policy does not satisfy the applicable requirements to be treated as a life insurance contract, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

    In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    THE FOLLOWING DISCUSSION ASSUMES THAT THE POLICY WILL QUALIFY AS A LIFE INSURANCE CONTRACT FOR FEDERAL INCOME TAX PURPOSES.
--------------------------------------------------------------------------------

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

    Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract.

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as Modified Endowment Contracts, with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Policy Years. Certain changes in a Policy after it is issued (including a reduction in benefits anytime after issuance) could also cause it to be classified as a MEC. You should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

        (1) All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

        (4) If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan) or a minimal spread is unclear. You should consult a tax adviser as to the tax consequences of such a loan.

    Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOANS. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

    MULTIPLE POLICIES. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

    EXCHANGES. The Company believes that an exchange of a fixed-benefit joint life policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy.

    Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

    CONTINUATION OF POLICY BEYOND AGE 100. If the Policy continues in force beyond the 100th birthday of the younger insured, the tax consequences are uncertain. You should consult a tax adviser as to those consequences.

    POLICY SPLIT OPTION. The policy split option permits a Policy to be split into two single life insurance policies. It is not clear whether exercising the policy split option will be treated as a taxable transaction or whether the individual policies that result would be MECs. Consult a tax adviser before exercising the policy split option.

    OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

    OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, the designation as a beneficiary of or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

    WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

--------------------------------------------------------------------------------

POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
--------------------------------------------------------------------------------

TAXATION OF THE COMPANY

    At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.
--------------------------------------------------------------------------------

EMPLOYMENT-RELATED BENEFIT PLANS

    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

    The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.
--------------------------------------------------------------------------------

VOTING RIGHTS

    To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

    The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

    The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

    Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

    DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.
--------------------------------------------------------------------------------

STATE REGULATION OF THE COMPANY

    The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

    In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS OF FARM BUREAU LIFE INSURANCE COMPANY

    The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years.


      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Eric K. Aasmundstad             Farmer; President and Director, North Dakota Farm Bureau Federation;
Director                          Director, FBL Financial Group, Inc. and other affiliates of the foregoing, NODAK Mutual Insurance Company and FB Bancorp
Al Christopherson               Farmer; President, Minnesota Farm Bureau Federation; Director,
Director                          American Farm Bureau Federation and FBL Financial Group, Inc. and
                                  other affiliates of the foregoing
Kenny J. Evans                  Farmer; President and Director, Arizona Farm Bureau Federation,
Director                          Western Agricultural Insurance Company and Western Ag Insurance
                                  Agency, Inc.; Director, FBL Financial Group, Inc. and other affiliates of the foregoing.
Alan L. Foutz                   Farmer; President, Colorado Farm Bureau Federation and Colorado Farm
Director                          Bureau Mutual Insurance Company; Director, FBL Financial Group,
                                  Inc., American Farm Bureau Insurance Services and Farm Bureau
                                  Bank.
Karen J. Henry                  Farmer; President and Director, Wyoming Farm Bureau Federation and
Director                          Mountain West Farm Bureau Mutual Insurance Company; Second Vice
                                  Chair and Director, FBL Financial Group, Inc.; Director, Western
                                  Agricultural Insurance Company and other affiliates of the foregoing.
Craig D. Hill                   Farmer; President, CAPA Hill, Inc.; Vice President and Director,
Director                          Farm Bureau Mutual Insurance Company and other affiliates of the foregoing; Vice President, Universal Assurors Life Insurance
                                  Company.
Leland J. Hogan                 Farmer; President, Utah Farm Bureau Federation, Hogan Brothers, Inc.
Director                          and L&B Development; Director, Farm Bureau Bank and FBL Financial
                                  Group, Inc. and other affiliates of the foregoing; Managing
                                  Member, South Rim, LC.
Daniel L. Johnson               Farmer; Director, Farm Bureau Mutual Insurance Company and other
Director                          affiliates of the foregoing.
Richard G. Kjerstad             Farmer; President and Director, South Dakota Farm Bureau Federation
Director                          and other affiliates of the foregoing; Director, FBL Financial
                                  Group, Inc. and other affiliates of the foregoing.
G. Steven Kouplen               Farmer; President, Oklahoma Farm Bureau Federation; Director,
Director                          American Farm Bureau Federation, Oklahoma Rural Electric Coop and
                                  FBL Financial Group, Inc. and other affiliates of the foregoing.

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Lindsey D. Larson               Farmer; Director, Farm Bureau Mutual Insurance Company and other
Director                          affiliates of the foregoing.
David R. Machacek               Farmer; Director, Farm Bureau Mutual Insurance Company and other
Director                          affiliates of the foregoing.
David L. McClure                Farmer; President, Montana Farm Bureau Federation; Vice President
Director                          and Director, Mountain West Farm Bureau Mutual Insurance Company;
                                  Director, FBL Financial Group, Inc. and other affiliates of the foregoing.
Bryce P. Neidig                 Farmer; President, Nebraska FarmBureau Federation and other
Director                          affiliates of the foregoing; Director, American Farm Bureau
                                  Federation and other affiliates of the foregoing, Western
                                  Agricultural Insurance Co. and other affiliates of the foregoing,
                                  FBL Financial Group, Inc. and other affiliates of the foregoing and Blue Cross/Blue Shield of Nebraska.
Charles E. Norris               Farmer; Director, Farm Bureau Mutual Insurance Company and other
Director                          affiliates of the foregoing.
Frank S. Priestley              Farmer; President and Director, Idaho Farm Bureau Federation and
Director                          other affiliates of the foregoing; Director, FBL Financial Group,
                                  Inc. and other affilates of the foregoing and Farm Bureau Bank.
John J. VanSweden               Farmer and Rancher; President and Director, New Mexico Farm and
Director                          Livestock Bureau, Western Farm Bureau Mutual Insurance Company and
                                  Western Farm Insurance Agency; Vice President and Director,
                                  Western Agricultural Insurance Company and Western Ag Insurance
                                  Agency, Inc.; Director, FBL Financial Group, Inc. and other affiliates of the foregoing.
Craig A. Lang                   Dairy Farmer; Chairman and Director, FBL Financial Group, Inc.;
President and Director            President and Director, Iowa Farm Bureau Federation and other affiliates of the foregoing and Farm Bureau Agricultural Business
                                  Corporation; Director, Western Agricultural Insurance Company and
                                  other affiliates of the foregoing.
Howard D. Poulson               Farmer; First Vice Chair and Director, FBL Financial Group, Inc.;
Vice President and Director       President, Wisconsin Farm Bureau Federation and other affiliates of the foregoing; Director, American Farm Bureau Federation,
                                  Universal Assurors Life Insurance Company and Farm Bureau Bank.
William J. Oddy                 Chief Executive Officer and Management Director, FBL Financial
Chief Executive Officer           Group, Inc.
Jerry C. Downin                 Senior Vice President and Secretary-Treasurer, Iowa Farm Bureau
Senior Vice President and         Federation and other affiliates of the foregoing; Senior Vice
Secretary-Treasurer               President, Assistant Secretary-Treasurer and Management Director,
                                  FBL Financial Group, Inc.
Stephen M. Morain               Senior Vice President, General Counsel and Management Director, FBL
Senior Vice President and         Financial Group, Inc.
General Counsel

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
JoAnn W. Rumelhart              Executive Vice President and General Manager--Life Cos., FBL
Executive Vice President and      Financial Group, Inc.
General Manager
Timothy J. Hoffman              Chief Administrative Officer, FBL Financial Group, Inc.
Chief Administrative Officer
James W. Noyce                  Chief Financial Officer, FBL Financial Group, Inc.
Chief Financial Officer
John M. Paule                   Chief Marketing Officer, FBL Financial Group, Inc.
Chief Marketing Officer
James P. Brannen                Vice President-Finance, FBL Financial Group, Inc.
Vice President-Finance
Thomas E. Burlingame            Vice President-Associate General Counsel, FBL Financial Group, Inc.
Vice President - Associate
General Counsel
Doug Gumm                       Vice President-Information Technology, FBL Financial Group, Inc.
Vice President-Information
Technology
Barbara J. Moore                Vice President-Property/Casualty Operations, FBL Financial
Vice President                    Group, Inc.
Lou Ann Sandburg                Vice President-Investments and Assistant Treasurer, FBL Financial
Vice President-Investments and    Group, Inc.
Assistant Treasurer
Bob Gray                        Vice President-Agency, FBL Financial Group, Inc.
Vice President-Agency
Paul Grinvalds                  Vice President-Life Administration, FBL Financial Group, Inc.
Vice President-Life
Administration
Dennis M. Marker                Vice President-Investment Administration, FBL Financial Group, Inc.
Vice President-Investment
Administration
James M. Mincks                 Vice President-Human Resources, FBL Financial Group, Inc.
Vice President-Human Resources
James A. Pugh                   Assistant General Counsel, FBL Financial Group, Inc.
Assistant General Counsel
Don Seibel                      Vice President-Accounting, FBL Financial Group, Inc.
Vice President-Accounting
Scott Shuck                     Vice President-Marketing Services, FBL Financial Group, Inc.
Vice President-Marketing
Services
Jim Streck                      Vice President-Life Underwriting/Issue/Alliance Administration, FBL
Vice President-Life               Financial Group, Inc.
Underwriting/ Issue/Alliance
Administration
Lynn E. Wilson                  Vice President-Life Sales, FBL Financial Group, Inc.
Vice President-Life Sales

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Christopher G. Daniels          Life Product Development and Pricing Vice President, FBL Financial
Life Product Development and      Group, Inc.
Pricing Vice President,
Illustration Actuary
Charles T. Happel               Securities Vice President, FBL Financial Group, Inc.
Securities Vice President
Ronald J. Palmer                Agency Services Vice President, FBL Financial Group, Inc.
Agency Services Vice President
Robert J. Rummelhart            Investment Vice President, FBL Financial Group, Inc.
Investment Vice President
Jan Sewright                    Insurance Accounting Vice President, FBL Financial Group, Inc.
Insurance Accounting Vice
President
Douglas V. Shelton              Tax Vice President, FBL Financial Group, Inc.
Tax Vice President
Roger PJ Soener                 Investment Vice President, FBL Financial Group, Inc.
Investment Vice President,
Real Estate
Blake D. Weber                  Sales Services Vice President, FBL Financial Group, Inc.
Sales Services Vice President
Cyrus S. Winters                Agency Administration Vice President, FBL Financial Group, Inc.
Agency Administration Vice
President
Jerry Banaka                    Operations Vice President - MRO, Farm Bureau Life Insurance Company.
Operations Vice President -
MRO
Kermit J. Larson                Agency Vice President, Farm Bureau Life Insurance Company.
Agency Vice President
Ronnie G. Lee                   Agency Vice President, Farm Bureau Life Insurance Company.
Agency Vice President
John F. Mottet                  Agency Vice President, Farm Bureau Life Insurance Company.
Agency Vice President
Larry W. Riley                  Agency Vice President, Farm Bureau Life Insurance Company.
Agency Vice President
Art Sieler                      Agency Vice President, Farm Bureau Life Insurance Company.
Agency Vice President
Michael J. Tousley              Regional Vice President, Farm Bureau Life Insurance Company.
Regional Vice President
Rod Bubke                       Appointed Actuary, Farm Bureau Life Insurance Company.
Appointed Actuary

--------------------------------------------------------------------------------

LEGAL MATTERS

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.
--------------------------------------------------------------------------------

LEGAL PROCEEDINGS

    The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Company.
--------------------------------------------------------------------------------

EXPERTS

    The financial statements of the Variable Account at December 31, 2001 and for the periods disclosed in the financial statements, and the financial statements and schedules of the Company at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.
--------------------------------------------------------------------------------

OTHER INFORMATION

    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The Variable Account's statements of assets and liabilities as of December 31, 2001 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated balance sheets of the Company at December 31, 2001 and 2000, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001 and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein.



    The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                           REPORT OF INDEPENDENT AUDITORS



    The Board of Directors and Participants
    Farm Bureau Life Insurance Company



    We have audited the accompanying statements of assets and liabilities of Farm Bureau Life Variable Account, comprising the Ultra, Vista, Appreciation, Disciplined Stock, Dreyfus Growth & Income, International Equity, Dreyfus Small Cap, Socially Responsible Growth, Blue Chip, High Grade Bond, High Yield Bond, Managed, Money Market, Value Growth, Contrafund, Growth, Fidelity Growth & Income (formerly Growth & Income), High Income, Index 500, Mid-Cap, Overseas, Franklin Small Cap, Franklin Value Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, S&P MidCap 400 Index, Nasdaq 100 Index, Russell 2000 Small Cap Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2001, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.



    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Farm Bureau Life Variable Account at December 31, 2001, and the results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


    Des Moines, Iowa
    March 13, 2002

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001




                                  ULTRA       VISTA
                                SUBACCOUNT  SUBACCOUNT
                                ----------------------
ASSETS
Investments in shares of
  mutual funds, at market       $  14,840   $  19,435

LIABILITIES                            --          --
                                ----------------------
Net assets                      $  14,840   $  19,435
                                ======================
NET ASSETS
Accumulation units              $  14,840   $  19,435
                                ----------------------
Total net assets                $  14,840   $  19,435
                                ======================
Investments in shares of
  mutual funds, at cost         $  14,232   $  18,890
Shares of mutual fund owned      1,557.19    1,914.85
Accumulation units outstanding   1,324.66    1,918.95
Accumulation unit value         $   11.20   $   10.13



SEE ACCOMPANYING NOTES.

                                                            DREYFUS
                                              DISCIPLINED   GROWTH &   INTERNATIONAL   DREYFUS
                                APPRECIATION     STOCK       INCOME       EQUITY      SMALL CAP
                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                ----------------------------------------------------------------
ASSETS
Investments in shares of
  mutual funds, at market        $  25,455      $ 6,357    $  11,808      $ 3,234     $  12,323

LIABILITIES                             --           --           --           --            --
                                ----------------------------------------------------------------
Net assets                       $  25,455      $ 6,357    $  11,808      $ 3,234     $  12,323
                                ================================================================
NET ASSETS
Accumulation units               $  25,455      $ 6,357    $  11,808      $ 3,234     $  12,323
                                ----------------------------------------------------------------
Total net assets                 $  25,455      $ 6,357    $  11,808      $ 3,234     $  12,323
                                ================================================================
Investments in shares of
  mutual funds, at cost          $  25,353      $ 6,246    $  11,668      $ 3,113     $  12,341
Shares of mutual fund owned         727.70       304.29       545.41       300.56        350.77
Accumulation units outstanding    2,430.59       596.36     1,101.24       304.50      1,118.37
Accumulation unit value          $   10.47      $ 10.66    $   10.72      $ 10.62     $   11.02

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                           SOCIALLY
                                          RESPONSIBLE
                                            GROWTH       BLUE CHIP
                                          SUBACCOUNT    SUBACCOUNT
                                          --------------------------
ASSETS
Investments in shares of mutual funds,
  at market                                $  10,848   $  36,417,916

LIABILITIES                                       --              --
                                          --------------------------
Net assets                                 $  10,848   $  36,417,916
                                          ==========================
NET ASSETS
Accumulation units                         $  10,848   $  36,417,916
                                          --------------------------
Total net assets                           $  10,848   $  36,417,916
                                          ==========================
Investments in shares of mutual funds,
  at cost                                  $  10,895   $  34,097,167
Shares of mutual fund owned                   407.98    1,066,722.79
Accumulation units outstanding              1,046.89      926,222.79
Accumulation unit value                    $   10.36   $       39.32



SEE ACCOMPANYING NOTES.

                                          HIGH GRADE   HIGH YIELD                      MONEY          VALUE
                                             BOND         BOND         MANAGED        MARKET         GROWTH
                                          SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                          ---------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $ 6,325,650  $ 8,864,112  $  32,828,635  $   1,118,209  $  28,486,188

LIABILITIES                                        --           --             --             --             --
                                          ---------------------------------------------------------------------
Net assets                                $ 6,325,650  $ 8,864,112  $  32,828,635  $   1,118,209  $  28,486,188
                                          =====================================================================
NET ASSETS
Accumulation units                        $ 6,325,650  $ 8,864,112  $  32,828,635  $   1,118,209  $  28,486,188
                                          ---------------------------------------------------------------------
Total net assets                          $ 6,325,650  $ 8,864,112  $  32,828,635  $   1,118,209  $  28,486,188
                                          =====================================================================
Investments in shares of mutual funds,
  at cost                                 $ 6,232,480  $ 9,719,612  $  30,279,819  $   1,118,209  $  30,875,608
Shares of mutual fund owned                627,544.62   995,967.62   2,525,279.63   1,118,208.60   2,741,692.82
Accumulation units outstanding             270,151.69   333,403.27   1,119,005.58      71,811.03   1,409,829.60
Accumulation unit value                   $     23.42  $     26.59  $       29.34  $       15.57  $       20.21

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)


                                          CONTRAFUND     GROWTH
                                          SUBACCOUNT   SUBACCOUNT
                                          ------------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $ 5,237,887  $ 8,685,827

LIABILITIES                                        --           --
                                          ------------------------
Net assets                                $ 5,237,887  $ 8,685,827
                                          ========================
NET ASSETS
Accumulation units                        $ 5,237,887  $ 8,685,827
                                          ------------------------
Total net assets                          $ 5,237,887  $ 8,685,827
                                          ========================
Investments in shares of mutual funds,
  at cost                                 $ 6,313,433  $11,820,243
Shares of mutual fund owned                260,203.02   258,429.83
Accumulation units outstanding             570,665.90   970,719.70
Accumulation unit value                   $      9.18  $      8.95



SEE ACCOMPANYING NOTES.

                                           FIDELITY
                                           GROWTH &       HIGH
                                            INCOME       INCOME     INDEX 500     MID-CAP     OVERSEAS
                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                          --------------------------------------------------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $ 3,019,964   $ 6,078    $ 6,120,685   $  24,580   $ 1,692,315

LIABILITIES                                        --        --             --          --            --
                                          --------------------------------------------------------------
Net assets                                $ 3,019,964   $ 6,078    $ 6,120,685   $  24,580   $ 1,692,315
                                          ==============================================================
NET ASSETS
Accumulation units                        $ 3,019,964   $ 6,078    $ 6,120,685   $  24,580   $ 1,692,315
                                          --------------------------------------------------------------
Total net assets                          $ 3,019,964   $ 6,078    $ 6,120,685   $  24,580   $ 1,692,315
                                          ==============================================================
Investments in shares of mutual funds,
  at cost                                 $ 3,478,626   $ 6,021    $ 7,204,091   $  23,732   $ 2,538,248
Shares of mutual fund owned                228,958.63    955.71      47,056.85    1,261.16    121,924.71
Accumulation units outstanding             343,824.17    585.83     720,047.63    2,330.95    205,503.72
Accumulation unit value                   $      8.78   $ 10.38    $      8.50   $   10.55   $      8.23

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                                       FRANKLIN
                                           FRANKLIN     VALUE
                                          SMALL CAP   SECURITIES
                                          SUBACCOUNT  SUBACCOUNT
                                          ----------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $  21,401    $ 7,789

LIABILITIES                                      --         --
                                          ----------------------
Net assets                                $  21,401    $ 7,789
                                          ======================
NET ASSETS
Accumulation units                        $  21,401    $ 7,789
                                          ----------------------
Total net assets                          $  21,401    $ 7,789
                                          ======================
Investments in shares of mutual funds,
  at cost                                 $  20,340    $ 7,345
Shares of mutual fund owned                1,198.92     715.27
Accumulation units outstanding             1,924.68     633.72
Accumulation unit value                   $   11.12    $ 12.29



SEE ACCOMPANYING NOTES.

                                           FRANKLIN     MUTUAL    TEMPLETON
                                             U.S.       SHARES      GROWTH     MID-CAP      SMALL
                                          GOVERNMENT  SECURITIES  SECURITIES    VALUE      COMPANY
                                          SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                          ----------------------------------------------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $  29,526   $  13,333    $ 9,881    $  23,279    $ 8,573

LIABILITIES                                      --          --         --           --         --
                                          ----------------------------------------------------------
Net assets                                $  29,526   $  13,333    $ 9,881    $  23,279    $ 8,573
                                          ==========================================================
NET ASSETS
Accumulation units                        $  29,526   $  13,333    $ 9,881    $  23,279    $ 8,573
                                          ----------------------------------------------------------
Total net assets                          $  29,526   $  13,333    $ 9,881    $  23,279    $ 8,573
                                          ==========================================================
Investments in shares of mutual funds,
  at cost                                 $  29,669   $  12,968    $ 9,603    $  22,093    $ 7,945
Shares of mutual fund owned                2,257.32      950.31     897.43     1,394.79     648.52
Accumulation units outstanding             2,974.65    1,274.05     894.26     2,193.74     774.52
Accumulation unit value                   $    9.93   $   10.46    $ 11.05    $   10.61    $ 11.07

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                             S&P
                                          MIDCAP 400    NASDAQ
                                            INDEX     100 INDEX
                                          SUBACCOUNT  SUBACCOUNT
                                          ----------------------
ASSETS
Investments in shares of mutual funds,
  at market                               $  17,321   $  34,526

LIABILITIES                                      --          --
                                          ----------------------
Net assets                                $  17,321   $  34,526
                                          ======================
NET ASSETS
Accumulation units                        $  17,321   $  34,526
                                          ----------------------
Total net assets                          $  17,321   $  34,526
                                          ======================
Investments in shares of mutual funds,
  at cost                                 $  16,584   $  34,026
Shares of mutual fund owned                1,854.52    7,741.22
Accumulation units outstanding             1,544.35    2,529.89
Accumulation unit value                   $   11.22   $   13.65



SEE ACCOMPANYING NOTES.

                                          RUSSELL 2000                               NEW       PERSONAL
                                           SMALL CAP      EQUITY      MID-CAP      AMERICA     STRATEGY    INTERNATIONAL
                                             INDEX        INCOME      GROWTH       GROWTH      BALANCED        STOCK
                                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                          ------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds,
  at market                                $  22,592    $  64,557   $ 4,840,763  $ 2,129,548  $ 3,310,146   $   922,416

LIABILITIES                                       --           --            --           --           --            --
                                          ------------------------------------------------------------------------------
Net assets                                 $  22,592    $  64,557   $ 4,840,763  $ 2,129,548  $ 3,310,146   $   922,416
                                          ==============================================================================
NET ASSETS
Accumulation units                         $  22,592    $  64,557   $ 4,840,763  $ 2,129,548  $ 3,310,146   $   922,416
                                          ------------------------------------------------------------------------------
Total net assets                           $  22,592    $  64,557   $ 4,840,763  $ 2,129,548  $ 3,310,146   $   922,416
                                          ==============================================================================
Investments in shares of mutual funds,
  at cost                                  $  20,337    $  64,104   $ 4,678,554  $ 2,686,854  $ 3,500,059   $ 1,285,473
Shares of mutual fund owned                 2,348.48     3,367.59    265,102.02   117,524.74   224,874.05     80,419.85
Accumulation units outstanding              1,997.91     6,230.43    394,871.40   256,844.36   318,327.00    116,561.16
Accumulation unit value                    $   11.31    $   10.36   $     12.26  $      8.29  $     10.40   $      7.91

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                            STATEMENTS OF OPERATIONS




                                              ULTRA          VISTA
                                           SUBACCOUNT     SUBACCOUNT
                                          ----------------------------
                                           PERIOD FROM    PERIOD FROM
                                           OCTOBER 1,     OCTOBER 1,
                                           2001 (DATE     2001 (DATE
                                           OPERATIONS     OPERATIONS
                                           COMMENCED)     COMMENCED)
                                             THROUGH        THROUGH
                                          DECEMBER 31,   DECEMBER 31,
                                              2001           2001
                                          ----------------------------
Income:
  Dividends                                    $ --           $ --
Expenses:
  Mortality and expense risk                    (16)           (20)
                                          ----------------------------
Net investment income (loss)                    (16)           (20)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund
    shares                                       28            (10)
  Realized gain distributions                    --             --
                                          ----------------------------
Total realized gain (loss) on
  investments                                    28            (10)

Change in unrealized
  appreciation/depreciation of
  investments                                   608            545
                                          ----------------------------
Net increase (decrease) in net assets
  from operations                              $620           $515
                                          ============================



SEE ACCOMPANYING NOTES.

                                                                           DREYFUS                                     SOCIALLY
                                                          DISCIPLINED     GROWTH &     INTERNATIONAL     DREYFUS      RESPONSIBLE
                                          APPRECIATION       STOCK         INCOME         EQUITY        SMALL CAP       GROWTH
                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                          ----------------------------------------------------------------------------------------
                                           PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM
                                           OCTOBER 1,     OCTOBER 1,     OCTOBER 1,     OCTOBER 1,     OCTOBER 1,     OCTOBER 1,
                                           2001 (DATE     2001 (DATE     2001 (DATE     2001 (DATE     2001 (DATE     2001 (DATE
                                           OPERATIONS     OPERATIONS     OPERATIONS     OPERATIONS     OPERATIONS     OPERATIONS
                                           COMMENCED)     COMMENCED)     COMMENCED)     COMMENCED)     COMMENCED)     COMMENCED)
                                             THROUGH        THROUGH        THROUGH        THROUGH        THROUGH        THROUGH
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2001           2001           2001           2001           2001           2001
                                          ----------------------------------------------------------------------------------------
Income:
  Dividends                                   $176            $ 20           $ 16          $ 26            $ 18           $ --
Expenses:
  Mortality and expense risk                   (22)             (6)            (8)           (4)             (7)            (8)
                                          ----------------------------------------------------------------------------------------
Net investment income (loss)                   154              14              8            22              11             (8)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund
    shares                                      38               2              7            13               1              4
  Realized gain distributions                   --              --             44            --             452             --
                                          ----------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                                   38               2             51            13             453              4

Change in unrealized
  appreciation/depreciation of
  investments                                  102             111            140           121             (18)           (47)
                                          ----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                             $294            $127           $199          $156            $446           $(51)
                                          ========================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)



                                             BLUE CHIP
                                             SUBACCOUNT
                                ------------------------------------
                                       YEAR ENDED DECEMBER 31
                                   2001         2000         1999
                                ------------------------------------
Income:
  Dividends                     $   557,166  $   887,912  $  380,707
Expenses:
  Mortality and expense risk       (332,063)    (353,628)   (310,168)
                                ------------------------------------
Net investment income (loss)        225,103      534,284      70,539

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                  427,871      646,246     663,174
  Realized gain distributions       255,345           --          --
                                ------------------------------------
Total realized gain (loss) on
  investments                       683,216      646,246     663,174

Change in unrealized
  appreciation/depreciation of
  investments                    (5,685,194)  (5,048,531)  5,345,118
                                ------------------------------------
Net increase (decrease) in net
  assets from operations        $(4,776,875) $(3,868,001) $6,078,831
                                ====================================



SEE ACCOMPANYING NOTES.

                                       HIGH GRADE BOND                HIGH YIELD BOND                        MANAGED
                                         SUBACCOUNT                      SUBACCOUNT                        SUBACCOUNT
                                --------------------------------------------------------------------------------------------------
                                   YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                  2001      2000      1999       2001      2000       1999        2001        2000        1999
                                --------------------------------------------------------------------------------------------------
Income:
  Dividends                     $356,892  $346,397  $ 286,475  $680,594  $ 639,385  $ 645,981  $1,353,645  $1,652,607  $ 1,306,781
Expenses:
  Mortality and expense risk     (52,741)  (43,367)   (38,630)  (77,470)   (69,171)   (70,959)   (289,488)   (237,362)    (258,101)
                                --------------------------------------------------------------------------------------------------
Net investment income (loss)     304,151   303,030    247,845   603,124    570,214    575,022   1,064,157   1,415,245    1,048,680

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                 4,177   (19,326)    (4,401)  (30,167)   (87,258)   (15,077)     93,697    (566,697)    (114,321)
  Realized gain distributions         --        --         --        --         --         --          --          --           --
                                --------------------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                      4,177   (19,326)    (4,401)  (30,167)   (87,258)   (15,077)     93,697    (566,697)    (114,321)

Change in unrealized
  appreciation/depreciation of
  investments                    136,622   191,998   (299,176)   71,882   (320,667)  (691,987)    997,143   5,453,163   (2,139,966)
                                --------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations        $444,950  $475,702  $ (55,732) $644,839  $ 162,289  $(132,042) $2,154,997  $6,301,711  $(1,205,607)
                                ==================================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)



                                       MONEY MARKET
                                        SUBACCOUNT
                                --------------------------
                                  YEAR ENDED DECEMBER 31
                                  2001     2000     1999
                                --------------------------
Income:
  Dividends                     $ 34,462  $41,187  $43,843

Expenses:
  Mortality and expense risk      (9,241)  (6,382)  (8,932)
                                --------------------------
Net investment income (loss)      25,221   34,805   34,911

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                    --       --       --
  Realized gain distributions         --       --       --
                                --------------------------
Total realized gain (loss) on
  investments                         --       --       --

Change in unrealized
  appreciation/depreciation of
  investments                         --       --       --
                                --------------------------
Net increase (decrease) in net
  assets from operations        $ 25,221  $34,805  $34,911
                                ==========================



SEE ACCOMPANYING NOTES.

                                                 VALUE GROWTH                                CONTRAFUND
                                                  SUBACCOUNT                                 SUBACCOUNT
                                -------------------------------------------------------------------------------------
                                                                                                         PERIOD FROM
                                                                                                           MAY 4,
                                                                                                         1999 (DATE
                                                                                                         OPERATIONS
                                                                                                         COMMENCED)
                                                                                                           THROUGH
                                            YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31  DECEMBER 31,
                                   2001             2000              1999         2001        2000         1999
                                -------------------------------------------------------------------------------------
Income:
  Dividends                     $  555,168       $  505,005        $   534,663  $  34,469   $ 281,306      $     --

Expenses:
  Mortality and expense risk      (245,701)        (206,430)          (224,626)   (42,674)    (32,732)       (3,976)
                                -------------------------------------------------------------------------------------
Net investment income (loss)       309,467          298,575            310,037     (8,205)    248,574        (3,976)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                (182,938)      (1,180,406)          (324,893)   (39,756)     (1,755)          422
  Realized gain distributions           --               --                 --    121,654          --            --
                                -------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                     (182,938)      (1,180,406)          (324,893)    81,898      (1,755)          422

Change in unrealized
  appreciation/depreciation of
  investments                    1,452,690        4,316,794         (1,828,333)  (703,682)   (555,744)      183,880
                                -------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations        $1,579,219       $3,434,963        $(1,843,189) $(629,989)  $(308,925)     $180,326
                                =====================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)




                                                GROWTH
                                              SUBACCOUNT
                                ---------------------------------------
                                                           PERIOD FROM
                                                             MAY 4,
                                                           1999 (DATE
                                                           OPERATIONS
                                                           COMMENCED)
                                                             THROUGH
                                 YEAR ENDED DECEMBER 31   DECEMBER 31,
                                   2001         2000          1999
                                ---------------------------------------
Income:
  Dividends                     $     5,624  $   379,584     $     --
Expenses:
  Mortality and expense risk        (72,011)     (58,090)      (4,982)
                                ---------------------------------------
Net investment income (loss)        (66,387)     321,494       (4,982)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                  (57,815)      22,005          957
  Realized gain distributions       528,650           --           --
                                ---------------------------------------
Total realized gain (loss) on
  investments                       470,835       22,005          957

Change in unrealized
  appreciation/depreciation of
  investments
Net increase (decrease) in net
  assets from operations         (1,982,101)  (1,482,464)     330,149
                                ---------------------------------------
                                $(1,577,653) $(1,138,965)    $326,124
                                =======================================



SEE ACCOMPANYING NOTES.

                                               FIDELITY
                                               GROWTH &
                                                INCOME                    HIGH INCOME                  INDEX 500
                                              SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                -----------------------------------------------------------------------------------------------
                                                           PERIOD FROM    PERIOD FROM                              PERIOD FROM
                                                             MAY 4,       OCTOBER 1,                                 MAY 4,
                                                           1999 (DATE     2001 (DATE                               1999 (DATE
                                                           OPERATIONS     OPERATIONS                               OPERATIONS
                                                           COMMENCED)     COMMENCED)                               COMMENCED)
                                                             THROUGH        THROUGH                                  THROUGH
                                 YEAR ENDED DECEMBER 31   DECEMBER 31,   DECEMBER 31,    YEAR ENDED DECEMBER 31   DECEMBER 31,
                                   2001         2000          1999           2001          2001         2000          1999
                                -----------------------------------------------------------------------------------------------
Income:
  Dividends                      $  33,457    $ 119,006      $    --          $--        $  59,388    $  42,689      $     --
Expenses:
  Mortality and expense risk       (24,734)     (18,056)      (3,346)          (7)         (50,749)     (39,913)       (5,255)
                                -----------------------------------------------------------------------------------------------
Net investment income (loss)         8,723      100,950       (3,346)          (7)           8,639        2,776        (5,255)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                 (40,076)      (4,825)         666            2          (24,678)      11,806           929
  Realized gain distributions      107,413           --           --           --               --           --            --
                                -----------------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                       67,337       (4,825)         666            2          (24,678)      11,806           929

Change in unrealized
  appreciation/depreciation of
  investments
Net increase (decrease) in net
  assets from operations          (337,555)    (171,623)      50,516           57         (735,899)    (524,497)      176,990
                                -----------------------------------------------------------------------------------------------
                                 $(261,495)   $ (75,498)     $47,836          $52        $(751,938)   $(509,915)     $172,664
                                ===============================================================================================


                                   MID-CAP
                                 SUBACCOUNT
                                -------------
                                 PERIOD FROM
                                 OCTOBER 1,
                                 2001 (DATE
                                 OPERATIONS
                                 COMMENCED)
                                   THROUGH
                                DECEMBER 31,
                                    2001
                                -------------
Income:
  Dividends                          $ --
Expenses:
  Mortality and expense risk          (18)
                                -------------
Net investment income (loss)          (18)
Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                     15
  Realized gain distributions          --
                                -------------
Total realized gain (loss) on
  investments                          15
Change in unrealized
  appreciation/depreciation of
  investments
Net increase (decrease) in net
  assets from operations              848
                                -------------
                                     $845
                                =============

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)




                                             OVERSEAS
                                            SUBACCOUNT
                                -----------------------------------
                                                       PERIOD FROM
                                                         MAY 4,
                                                       1999 (DATE
                                                       OPERATIONS
                                                       COMMENCED)
                                     YEAR ENDED          THROUGH
                                    DECEMBER 31       DECEMBER 31,
                                  2001       2000         1999
                                -----------------------------------
Income:
  Dividends                     $  77,171  $  45,731     $    --
Expenses:
  Mortality and expense risk      (14,773)   (10,592)       (441)
                                -----------------------------------
Net investment income (loss)       62,398     35,139        (441)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                (23,883)     2,226         146
  Realized gain distributions     121,979         --          --
                                -----------------------------------
Total realized gain (loss) on
  investments                      98,096      2,226         146

Change in unrealized
  appreciation/depreciation of
  investments                    (562,152)  (323,803)     40,022
                                -----------------------------------
Net increase (decrease) in net
  assets from operations        $(401,658) $(286,438)    $39,727
                                ===================================



SEE ACCOMPANYING NOTES.

                                                 FRANKLIN                         MUTUAL        TEMPLETON
                                  FRANKLIN         VALUE         FRANKLIN         SHARES         GROWTH         MID-CAP
                                  SMALL CAP     SECURITIES    U.S. GOVERNMENT   SECURITIES     SECURITIES        VALUE
                                 SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                ------------------------------------------------------------------------------------------
                                 PERIOD FROM    PERIOD FROM     PERIOD FROM     PERIOD FROM    PERIOD FROM    PERIOD FROM
                                 OCTOBER 1,     OCTOBER 1,      OCTOBER 1,      OCTOBER 1,     OCTOBER 1,     OCTOBER 1,
                                 2001 (DATE     2001 (DATE      2001 (DATE      2001 (DATE     2001 (DATE     2001 (DATE
                                 OPERATIONS     OPERATIONS      OPERATIONS      OPERATIONS     OPERATIONS     OPERATIONS
                                 COMMENCED)     COMMENCED)      COMMENCED)      COMMENCED)     COMMENCED)     COMMENCED)
                                   THROUGH        THROUGH         THROUGH         THROUGH        THROUGH        THROUGH
                                DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    2001           2001            2001            2001           2001           2001
                                ------------------------------------------------------------------------------------------
Income:
  Dividends                         $   --          $ --           $  --           $  --          $  --          $   --
Expenses:
  Mortality and expense risk           (18)           (6)            (29)            (10)            (9)            (21)
                                ------------------------------------------------------------------------------------------
Net investment income (loss)           (18)           (6)            (29)            (10)            (9)            (21)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                       6            19             (25)              3              5               2
  Realized gain distributions           --            --              --              --             --              --
                                ------------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                            6            19             (25)              3              5               2

Change in unrealized
  appreciation/depreciation of
  investments                        1,061           444            (143)            365            278           1,186
                                ------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations            $1,049          $457           $(197)          $ 358          $ 274          $1,167
                                ==========================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)



                                                S&P MIDCAP
                                SMALL COMPANY    400 INDEX
                                 SUBACCOUNT     SUBACCOUNT
                                ----------------------------
                                 PERIOD FROM    PERIOD FROM
                                 OCTOBER 1,     OCTOBER 1,
                                 2001 (DATE     2001 (DATE
                                 OPERATIONS     OPERATIONS
                                 COMMENCED)     COMMENCED)
                                   THROUGH        THROUGH
                                DECEMBER 31,   DECEMBER 31,
                                    2001           2001
                                ----------------------------
Income:
  Dividends                         $ --            $ --
Expenses:
  Mortality and expense risk          (8)            (14)
                                ----------------------------
Net investment income (loss)          (8)            (14)

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                     6               4
  Realized gain distributions         --              --
                                ----------------------------
Total realized gain (loss) on
  investments                          6               4

Change in unrealized
  appreciation/depreciation of
  investments                        628             737
                                ----------------------------
Net increase (decrease) in net
  assets from operations            $626            $727
                                ============================



SEE ACCOMPANYING NOTES.

                                 NASDAQ 100     RUSSELL 2000       EQUITY
                                    INDEX      SMALL CAP INDEX     INCOME                  MID-CAP GROWTH
                                 SUBACCOUNT      SUBACCOUNT      SUBACCOUNT                  SUBACCOUNT
                                --------------------------------------------------------------------------------------
                                 PERIOD FROM     PERIOD FROM     PERIOD FROM                              PERIOD FROM
                                 OCTOBER 1,      OCTOBER 1,      OCTOBER 1,                                 MAY 4,
                                 2001 (DATE      2001 (DATE      2001 (DATE                               1999 (DATE
                                 OPERATIONS      OPERATIONS      OPERATIONS                               OPERATIONS
                                 COMMENCED)      COMMENCED)      COMMENCED)                               COMMENCED)
                                   THROUGH         THROUGH         THROUGH                                  THROUGH
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                    2001            2001            2001          2001         2000          1999
                                --------------------------------------------------------------------------------------
Income:
  Dividends                          $ --          $   52           $  174      $     --     $ 60,347       $  9,851
Expenses:
  Mortality and expense risk          (28)            (30)             (52)      (37,000)     (22,246)        (2,463)
                                --------------------------------------------------------------------------------------
Net investment income (loss)          (28)             22              122       (37,000)      38,101          7,388

Realized gain (loss) on
  investments:
  Realized gain (loss) on sale
    of fund shares                     19              13              369         6,554       38,775          1,413
  Realized gain distributions          --              --              497            --           --             --
                                --------------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                          19              13              866         6,554       38,775          1,413

Change in unrealized
  appreciation/depreciation of
  investments                         500           2,255              453        15,229       49,702         97,278
                                --------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations             $491          $2,290           $1,441      $(15,217)    $126,578       $106,079
                                ======================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)



                                                  NEW AMERICA GROWTH
                                                      SUBACCOUNT
                                          -----------------------------------
                                                                 PERIOD FROM
                                                                   MAY 4,
                                                                 1999 (DATE
                                                                 OPERATIONS
                                                                 COMMENCED)
                                               YEAR ENDED          THROUGH
                                              DECEMBER 31       DECEMBER 31,
                                            2001       2000         1999
                                          -----------------------------------
Income:
  Dividends                               $      --  $ 195,545     $36,179
Expenses:
  Mortality and expense risk                (16,893)   (13,077)     (1,552)
                                          -----------------------------------
Net investment income                       (16,893)   182,468      34,627
Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund
    shares                                  (20,777)    (7,694)       (102)
  Realized gain distributions                35,367         --          --
                                          -----------------------------------
Total realized gain (loss) on
  investments                                14,590     (7,694)       (102)
Change in unrealized
  appreciation/depreciation of
  investments                              (229,484)  (353,271)     25,449
                                          -----------------------------------
Net increase (decrease) in net assets
  from operations                         $(231,787) $(178,497)    $59,974
                                          ===================================



SEE ACCOMPANYING NOTES.

                                                PERSONAL STRATEGY BALANCED                   INTERNATIONAL STOCK
                                                        SUBACCOUNT                               SUBACCOUNT
                                          --------------------------------------------------------------------------------
                                                                     PERIOD FROM                              PERIOD FROM
                                                                       MAY 4,                                   MAY 4,
                                                                     1999 (DATE                               1999 (DATE
                                                                     OPERATIONS                               OPERATIONS
                                                                     COMMENCED)                               COMMENCED)
                                                                       THROUGH                                  THROUGH
                                           YEAR ENDED DECEMBER 31   DECEMBER 31,    YEAR ENDED DECEMBER 31   DECEMBER 31,
                                             2001         2000          1999          2001         2000          1999
                                          --------------------------------------------------------------------------------
Income:
  DIVIDENDS                                $  84,324    $ 170,279      $36,143      $  19,360    $  32,032      $  3,098
Expenses:
  MORTALITY AND EXPENSE RISK                 (25,622)     (15,118)      (2,130)        (7,858)      (5,807)         (489)
                                          --------------------------------------------------------------------------------
Net investment income                         58,702      155,161       34,013         11,502       26,225         2,609
Realized gain (loss) on investments:
  REALIZED GAIN (LOSS) ON SALE OF FUND
    SHARES                                   (10,197)        (649)        (866)        (7,740)       1,825           190
  Realized gain distributions                     --           --           --             --           --            --
                                          --------------------------------------------------------------------------------
Total realized gain (loss) on
  investments                                (10,197)        (649)        (866)        (7,740)       1,825           190
Change in unrealized
  appreciation/depreciation of
  investments                               (126,849)     (55,942)      (7,122)      (228,301)    (169,647)       34,891
                                          --------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                          $ (78,344)   $  98,570      $26,025      $(224,539)   $(141,597)     $ 37,690
                                          ================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS




                                    ULTRA          VISTA
                                 SUBACCOUNT     SUBACCOUNT
                                ----------------------------
                                 PERIOD FROM    PERIOD FROM
                                 OCTOBER 1,     OCTOBER 1,
                                 2001 (DATE     2001 (DATE
                                 OPERATIONS     OPERATIONS
                                 COMMENCED)     COMMENCED)
                                   THROUGH        THROUGH
                                DECEMBER 31,   DECEMBER 31,
                                    2001           2001
                                ----------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)     $   (16)       $   (20)
  Total realized gain (loss)
    on investments                      28            (10)
  Change in unrealized
    appreciation/depreciation
    of investments                     608            545
                                ----------------------------
Net increase (decrease) in net
  assets from operations               620            515

Contract transactions:
  Transfers of net premiums          1,247          1,785
  Transfers of surrenders and
    death benefits                      --             --
  Transfers of policy loans            (69)           (70)
  Transfers of cost of
    insurance and other
    charges                           (379)          (332)
  Transfers between
    subaccounts, including
    fixed interest subaccount       13,421         17,537
                                ----------------------------
Net increase (decrease) in net
  assets from contract
  transactions                      14,220         18,920
                                ----------------------------
Total increase (decrease) in
  net assets                        14,840         19,435
Net assets at beginning of
  period                                --             --
                                ----------------------------

Net assets at end of period        $14,840        $19,435
                                ============================



SEE ACCOMPANYING NOTE.

                                                                 DREYFUS                                     SOCIALLY
                                                DISCIPLINED     GROWTH &     INTERNATIONAL     DREYFUS      RESPONSIBLE
                                APPRECIATION       STOCK         INCOME         EQUITY        SMALL CAP       GROWTH
                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                ----------------------------------------------------------------------------------------
                                 PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM
                                 OCTOBER 1,     OCTOBER 1,     OCTOBER 1,     OCTOBER 1,     OCTOBER 1,     OCTOBER 1,
                                 2001 (DATE     2001 (DATE     2001 (DATE     2001 (DATE     2001 (DATE     2001 (DATE
                                 OPERATIONS     OPERATIONS     OPERATIONS     OPERATIONS     OPERATIONS     OPERATIONS
                                 COMMENCED)     COMMENCED)     COMMENCED)     COMMENCED)     COMMENCED)     COMMENCED)
                                   THROUGH        THROUGH        THROUGH        THROUGH        THROUGH        THROUGH
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    2001           2001           2001           2001           2001           2001
                                ----------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)     $   154         $   14        $     8        $   22         $    11        $    (8)
  Total realized gain (loss)
    on investments                      38              2             51            13             453              4
  Change in unrealized
    appreciation/depreciation
    of investments                     102            111            140           121             (18)           (47)
                                ----------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations               294            127            199           156             446            (51)

Contract transactions:
  Transfers of net premiums          1,844            660          1,704           528             927            345
  Transfers of surrenders and
    death benefits                      --             --           (363)         (352)             --             --
  Transfers of policy loans             --             --             --            --              --             --
  Transfers of cost of
    insurance and other
    charges                           (218)          (125)          (518)         (150)           (308)          (192)
  Transfers between
    subaccounts, including
    fixed interest subaccount       23,535          5,695         10,786         3,052          11,258         10,746
                                ----------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                      25,161          6,230         11,609         3,078          11,877         10,899
                                ----------------------------------------------------------------------------------------
Total increase (decrease) in
  net assets                        25,455          6,357         11,808         3,234          12,323         10,848
Net assets at beginning of
  period                                --             --             --            --              --             --
                                ----------------------------------------------------------------------------------------

Net assets at end of period        $25,455         $6,357        $11,808        $3,234         $12,323        $10,848
                                ========================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                                              BLUE CHIP
                                             SUBACCOUNT
                                -------------------------------------
                                       YEAR ENDED DECEMBER 31
                                   2001         2000         1999
                                -------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $   225,103  $   534,284  $    70,539
  Total realized gain (loss)
    on investments                  683,216      646,246      663,174
  Change in unrealized
    appreciation/depreciation
    of investments               (5,685,194)  (5,048,531)   5,345,118
                                -------------------------------------
Net increase (decrease) in net
  assets from operations         (4,776,875)  (3,868,001)   6,078,831

Contract transactions:
  Transfers of net premiums       7,953,770    8,459,083    7,857,875
  Transfers of surrenders and
    death benefits               (1,154,793)  (1,219,684)  (1,047,499)
  Transfers of policy loans        (754,464)    (852,591)    (764,466)
  Transfers of cost of
    insurance and other
    charges                      (3,738,346)  (4,028,883)  (3,831,788)
  Transfers between
    subaccounts, including
    fixed interest subaccount       227,730      861,140    2,702,072
                                -------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                    2,533,897    3,219,065    4,916,194
                                -------------------------------------
Total increase (decrease) in
  net assets                     (2,242,978)    (648,936)  10,995,025
Net assets at beginning of
  period                         38,660,894   39,309,830   28,314,805
                                -------------------------------------

Net assets at end of period     $36,417,916  $38,660,894  $39,309,830
                                =====================================



SEE ACCOMPANYING NOTES.

                                         HIGH GRADE BOND                     HIGH YIELD BOND
                                            SUBACCOUNT                          SUBACCOUNT
                                ----------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                   2001        2000        1999        2001        2000        1999
                                ----------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $  304,151  $  303,030  $  247,845  $  603,124  $  570,214  $  575,022
  Total realized gain (loss)
    on investments                   4,177     (19,326)     (4,401)    (30,167)    (87,258)    (15,077)
  Change in unrealized
    appreciation/depreciation
    of investments                 136,622     191,998    (299,176)     71,882    (320,667)   (691,987)
                                ----------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations           444,950     475,702     (55,732)    644,839     162,289    (132,042)

Contract transactions:
  Transfers of net premiums        923,758     932,293     942,004   1,323,240   1,286,854   1,692,093
  Transfers of surrenders and
    death benefits                (153,624)   (108,821)    (76,890)   (253,287)   (233,254)   (152,098)
  Transfers of policy loans        (88,506)    (52,495)    (73,531)   (110,739)   (100,156)   (161,882)
  Transfers of cost of
    insurance and other
    charges                       (532,463)   (476,025)   (454,523)   (781,640)   (733,777)   (797,274)
  Transfers between
    subaccounts, including
    fixed interest subaccount      463,082    (176,253)    657,305     242,006    (614,083)    424,289
                                ----------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                     612,247     118,699     994,365     419,580    (394,416)  1,005,128
                                ----------------------------------------------------------------------
Total increase (decrease) in
  net assets                     1,057,197     594,401     938,633   1,064,419    (232,127)    873,086
Net assets at beginning of
  period                         5,268,453   4,674,052   3,735,419   7,799,693   8,031,820   7,158,734
                                ----------------------------------------------------------------------

Net assets at end of period     $6,325,650  $5,268,453  $4,674,052  $8,864,112  $7,799,693  $8,031,820
                                ======================================================================

                                               MANAGED
                                             SUBACCOUNT
                                -------------------------------------
                                       YEAR ENDED DECEMBER 31
                                   2001         2000         1999
                                -------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $ 1,064,157  $ 1,415,245  $ 1,048,680
  Total realized gain (loss)
    on investments                   93,697     (566,697)    (114,321)
  Change in unrealized
    appreciation/depreciation
    of investments                  997,143    5,453,163   (2,139,966)
                                -------------------------------------
Net increase (decrease) in net
  assets from operations          2,154,997    6,301,711   (1,205,607)
Contract transactions:
  Transfers of net premiums       4,397,404    4,605,910    6,128,165
  Transfers of surrenders and
    death benefits               (1,110,534)  (1,004,762)    (742,566)
  Transfers of policy loans        (463,192)    (417,531)    (403,498)
  Transfers of cost of
    insurance and other
    charges                      (2,837,083)  (2,573,612)  (3,010,804)
  Transfers between
    subaccounts, including
    fixed interest subaccount       674,820   (3,664,678)  (1,945,177)
                                -------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                      661,415   (3,054,673)      26,120
                                -------------------------------------
Total increase (decrease) in
  net assets                      2,816,412    3,247,038   (1,179,487)
Net assets at beginning of
  period                         30,012,223   26,765,185   27,944,672
                                -------------------------------------
Net assets at end of period     $32,828,635  $30,012,223  $26,765,185
                                =====================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                                          MONEY MARKET                         VALUE GROWTH
                                           SUBACCOUNT                           SUBACCOUNT
                                ------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31               YEAR ENDED DECEMBER 31
                                   2001       2000       1999         2001         2000         1999
                                ------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $   25,221  $ 34,805  $    34,911  $   309,467  $   298,575  $   310,037
  Total realized gain (loss)
    on investments                      --        --           --     (182,938)  (1,180,406)    (324,893)
  Change in unrealized
    appreciation/depreciation
    of investments                      --        --           --    1,452,690    4,316,794   (1,828,333)
                                ------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations            25,221    34,805       34,911    1,579,219    3,434,963   (1,843,189)

Contract transactions:
  Transfers of net premiums        362,533   137,021    7,269,452    4,809,197    5,032,278    6,543,037
  Transfers of surrenders and
    death benefits                 (14,482)  (67,546)     (40,547)    (870,169)    (799,351)    (662,061)
  Transfers of policy loans         (9,462)   (8,218)      (5,867)    (491,273)    (433,181)    (417,587)
  Transfers of cost of
    insurance and other
    charges                       (148,358)  (87,785)    (331,407)  (2,625,449)  (2,441,214)  (2,806,598)
  Transfers between
    subaccounts, including
    fixed interest subaccount       36,670   330,086   (8,260,744)     345,241   (2,739,570)    (514,714)
                                ------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                     226,901   303,558   (1,369,113)   1,167,547   (1,381,038)   2,142,077
                                ------------------------------------------------------------------------
Total increase (decrease) in
  net assets                       252,122   338,363   (1,334,202)   2,746,766    2,053,925      298,888
Net assets at beginning of
  period                           866,087   527,724    1,861,926   25,739,422   23,685,497   23,386,609
                                ------------------------------------------------------------------------

Net assets at end of period     $1,118,209  $866,087  $   527,724  $28,486,188  $25,739,422  $23,685,497
                                ========================================================================



SEE ACCOMPANYING NOTES.

                                             CONTRAFUND                                GROWTH
                                             SUBACCOUNT                              SUBACCOUNT
                                ------------------------------------------------------------------------------
                                                         PERIOD FROM                              PERIOD FROM
                                                           MAY 4,                                   MAY 4,
                                                         1999 (DATE                               1999 (DATE
                                                         OPERATIONS                               OPERATIONS
                                                         COMMENCED)                               COMMENCED)
                                                           THROUGH                                  THROUGH
                                YEAR ENDED DECEMBER 31  DECEMBER 31,    YEAR ENDED DECEMBER 31   DECEMBER 31,
                                   2001        2000         1999          2001         2000          1999
                                ------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $   (8,205) $  248,574    $   (3,976)  $   (66,387) $   321,494    $   (4,982)
  Total realized gain (loss)
    on investments                  81,898      (1,755)          422       470,835       22,005           957
  Change in unrealized
    appreciation/depreciation
    of investments                (703,682)   (555,744)      183,880    (1,982,101)  (1,482,464)      330,149
                                ------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations          (629,989)   (308,925)      180,326     (1,577,65)  (1,138,965)      326,124

Contract transactions:
  Transfers of net premiums      1,820,282   1,584,078       361,546     3,395,599    2,674,239       401,492
  Transfers of surrenders and
    death benefits                (174,959)   (104,003)       (5,150)     (233,163)    (158,485)       (8,287)
  Transfers of policy loans       (109,615)    (85,100)       (7,028)     (172,140)    (154,820)       (7,165)
  Transfers of cost of
    insurance and other
    charges                       (726,138)   (595,724)      (80,931)    (1,244,63)  (1,002,566)     (103,025)
  Transfers between
    subaccounts, including
    fixed interest subaccount      378,107   2,507,991     1,233,119       530,280    5,247,522     1,911,473
                                ------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                   1,187,677   3,307,242     1,501,556     2,275,943    6,605,890     2,194,488
                                ------------------------------------------------------------------------------
Total increase (decrease) in
  net assets                       557,688   2,998,317     1,681,882       698,290    5,466,925     2,520,612
Net assets at beginning of
  period                         4,680,199   1,681,882            --     7,987,537    2,520,612            --
                                ------------------------------------------------------------------------------

Net assets at end of period     $5,237,887  $4,680,199    $1,681,882   $ 8,685,827  $ 7,987,537    $2,520,612
                                ==============================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                                       FIDELITY GROWTH & INCOME
                                              SUBACCOUNT
                                ---------------------------------------
                                                           PERIOD FROM
                                                             MAY 4,
                                                           1999 (DATE
                                                           OPERATIONS
                                                           COMMENCED)
                                                             THROUGH
                                 YEAR ENDED DECEMBER 31   DECEMBER 31,
                                   2001         2000          1999
                                ---------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $    8,723   $  100,950     $   (3,346)
  Total realized gain (loss)
    on investments                  67,337       (4,825)           666
  Change in unrealized
    appreciation/depreciation
    of investments                (337,555)    (171,623)        50,516
                                ---------------------------------------
Net increase (decrease) in net
  assets from operations          (261,495)     (75,498)        47,836

Contract transactions:
  Transfers of net premiums      1,018,092      816,272        235,063
  Transfers of surrenders and
    death benefits                 (82,699)     (29,355)          (797)
  Transfers of policy loans        (69,045)     (39,465)       (32,211)
  Transfers of cost of
    insurance and charges         (411,977)    (324,346)       (61,680)
  Transfers between
    subaccounts, including
    fixed interest subaccount      233,258    1,059,314        998,697
                                ---------------------------------------
  Net increase (decrease) in
    net assets from contract
    transactions                   687,629    1,482,420      1,139,072
                                ---------------------------------------
  Total increase (decrease) in
    net assets                     426,134    1,406,922      1,186,908
  Net assets at beginning of
    period                       2,593,830    1,186,908             --
                                ---------------------------------------

  Net assets at end of period   $3,019,964   $2,593,830     $1,186,908
                                =======================================



SEE ACCOMPANYING NOTES.

                                 HIGH INCOME                  INDEX 500                    MID-CAP
                                 SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                ---------------------------------------------------------------------
                                 PERIOD FROM                              PERIOD FROM    PERIOD FROM
                                 OCTOBER 1,                                 MAY 4,       OCTOBER 1,
                                 2001 (DATE                               1999 (DATE     2001 (DATE
                                 OPERATIONS                               OPERATIONS     OPERATIONS
                                 COMMENCED)                               COMMENCED)     COMMENCED)
                                   THROUGH                                  THROUGH        THROUGH
                                DECEMBER 31,    YEAR ENDED DECEMBER 31   DECEMBER 31,   DECEMBER 31,
                                    2001          2001         2000          1999           2001
                                ---------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)      $   (7)    $    8,639   $    2,776     $   (5,255)     $   (18)
  Total realized gain (loss)
    on investments                       2        (24,678)      11,806            929           15
  Change in unrealized
    appreciation/depreciation
    of investments                      57       (735,899)    (524,497)       176,990          848
                                ---------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations                52       (751,938)    (509,915)       172,664          845

Contract transactions:
  Transfers of net premiums            327      2,055,423    2,021,456        454,944        2,332
  Transfers of surrenders and
    death benefits                      --       (178,370)    (134,256)        (6,669)          --
  Transfers of policy loans             --       (122,437)    (102,412)       (37,543)          --
  Transfers of cost of
    insurance and charges             (255)      (824,197)    (697,661)      (104,921)        (733)
  Transfers between
    subaccounts, including
    fixed interest subaccount        5,954        493,501    2,666,222      1,726,794       22,136
                                ---------------------------------------------------------------------
  Net increase (decrease) in
    net assets from contract
    transactions                     6,026      1,423,920    3,753,349      2,032,605       23,735
                                ---------------------------------------------------------------------
  Total increase (decrease) in
    net assets                       6,078        671,982    3,243,434      2,205,269       24,580
  Net assets at beginning of
    period                              --      5,448,703    2,205,269             --           --
                                ---------------------------------------------------------------------

  Net assets at end of period       $6,078     $6,120,685   $5,448,703     $2,205,269      $24,580
                                =====================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)




                                              OVERSEAS
                                             SUBACCOUNT
                                -------------------------------------
                                                         PERIOD FROM
                                                           MAY 4,
                                                         1999 (DATE
                                                         OPERATIONS
                                                         COMMENCED)
                                                           THROUGH
                                YEAR ENDED DECEMBER 31  DECEMBER 31,
                                   2001        2000         1999
                                -------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $   62,398  $   35,139     $   (441)
  Total realized gain (loss)
    on investments                  98,096       2,226          146
  Change in unrealized
    appreciation/depreciation
    of investments                (562,152)   (323,803)      40,022
                                -------------------------------------
Net increase (decrease) in net
  assets from operations          (401,658)   (286,438)      39,727

Contract transactions:
  Transfers of net premiums        700,196     554,626       41,466
  Transfers of surrenders and
    death benefits                 (47,363)    (23,439)        (562)
  Transfers of policy loans        (20,806)    (27,152)      (1,602)
  Transfers of cost of
    insurance and other
    charges                       (248,717)   (199,623)     (11,306)
  Transfers between
    subaccounts, including
    fixed interest subaccount      106,549   1,324,189      194,228
                                -------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                     489,859   1,628,601      222,224
                                -------------------------------------
Total increase (decrease) in
  net assets                        88,201   1,342,163      261,951
Net assets at beginning of
  period                         1,604,114     261,951           --
                                -------------------------------------

Net assets at end of period     $1,692,315  $1,604,114     $261,951
                                =====================================



SEE ACCOMPANYING NOTES.

                                                 FRANKLIN       FRANKLIN        MUTUAL        TEMPLETON
                                  FRANKLIN         VALUE          U.S.          SHARES         GROWTH         MID-CAP
                                  SMALL CAP     SECURITIES     GOVERNMENT     SECURITIES     SECURITIES        VALUE
                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                ----------------------------------------------------------------------------------------
                                 PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM
                                 OCTOBER 1,     OCTOBER 1,     OCTOBER 1,     OCTOBER 1,     OCTOBER 1,     OCTOBER 1,
                                 2001 (DATE     2001 (DATE     2001 (DATE     2001 (DATE     2001 (DATE     2001 (DATE
                                 OPERATIONS     OPERATIONS     OPERATIONS     OPERATIONS     OPERATIONS     OPERATIONS
                                 COMMENCED)     COMMENCED)     COMMENCED)     COMMENCED)     COMMENCED)     COMMENCED)
                                   THROUGH        THROUGH        THROUGH        THROUGH        THROUGH        THROUGH
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    2001           2001           2001           2001           2001           2001
                                ----------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)     $   (18)        $   (6)       $   (29)       $   (10)        $   (9)       $   (21)
  Total realized gain (loss)
    on investments                       6             19            (25)             3              5              2
  Change in unrealized
    appreciation/depreciation
    of investments                   1,061            444           (143)           365            278          1,186
                                ----------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations             1,049            457           (197)           358            274          1,167

Contract transactions:
  Transfers of net premiums          1,059            818          3,260            680            844          1,391
  Transfers of surrenders and
    death benefits                      --             --             --             --             --             --
  Transfers of policy loans             --             --             --             --             --            (70)
  Transfers of cost of
    insurance and other
    charges                           (513)          (263)          (562)          (226)          (212)          (542)
  Transfers between
    subaccounts, including
    fixed interest subaccount       19,806          6,777         27,025         12,521          8,975         21,333
                                ----------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                      20,352          7,332         29,723         12,975          9,607         22,112
                                ----------------------------------------------------------------------------------------
Total increase (decrease) in
  net assets                        21,401          7,789         29,526         13,333          9,881         23,279
Net assets at beginning of
  period                                --             --             --             --             --             --
                                ----------------------------------------------------------------------------------------

Net assets at end of period        $21,401         $7,789        $29,526        $13,333         $9,881        $23,279
                                ========================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                                                S&P MIDCAP
                                SMALL COMPANY    400 INDEX
                                 SUBACCOUNT     SUBACCOUNT
                                ----------------------------
                                 PERIOD FROM    PERIOD FROM
                                 OCTOBER 1,     OCTOBER 1,
                                 2001 (DATE     2001 (DATE
                                 OPERATIONS     OPERATIONS
                                 COMMENCED)     COMMENCED)
                                   THROUGH        THROUGH
                                DECEMBER 31,   DECEMBER 31,
                                    2001           2001
                                ----------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)     $   (8)        $   (14)
  Total realized gain (loss)
    on investments                      6               4
  Change in unrealized
    appreciation/depreciation
    of investments                    628             737
                                ----------------------------
Net increase (decrease) in net
  assets from operations              491           2,290

Contract transactions:
  Transfers of net premiums         1,211           1,722
  Transfers of surrenders and
    death benefits                     --              --
  Transfers of policy loans            --             (69)
  Transfers of cost of
    insurance and other
    charges                          (354)           (478)
  Transfers between
    subaccounts, including
    fixed interest subaccount       7,090          15,419
                                ----------------------------
Net increase (decrease) in net
  assets from contract
  transactions                      7,947          16,594
                                ----------------------------
Total increase (decrease) in
  net assets                        8,573          17,321
Net assets at beginning of
  period                               --              --
                                ----------------------------

Net assets at end of period        $8,573         $17,321
                                ============================



SEE ACCOMPANYING NOTES.

                                 NASDAQ 100     RUSSELL 2000       EQUITY
                                    INDEX      SMALL CAP INDEX     INCOME                  MID-CAP GROWTH
                                 SUBACCOUNT      SUBACCOUNT      SUBACCOUNT                  SUBACCOUNT
                                --------------------------------------------------------------------------------------
                                 PERIOD FROM     PERIOD FROM     PERIOD FROM                              PERIOD FROM
                                 OCTOBER 1,      OCTOBER 1,      OCTOBER 1,                                 MAY 4,
                                 2001 (DATE      2001 (DATE      2001 (DATE                               1999 (DATE
                                 OPERATIONS      OPERATIONS      OPERATIONS                               OPERATIONS
                                 COMMENCED)      COMMENCED)      COMMENCED)                               COMMENCED)
                                   THROUGH         THROUGH         THROUGH                                  THROUGH
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                    2001            2001            2001          2001         2000          1999
                                --------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)     $   (28)       $     22         $   122     $  (37,000)  $   38,101     $    7,388
  Total realized gain (loss)
    on investments                      19              13             866          6,554       38,775          1,413
  Change in unrealized
    appreciation/depreciation
    of investments                     500           2,255             453         15,229       49,702         97,278
                                --------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations               491           2,290           1,441         15,217      126,578        106,079

Contract transactions:
  Transfers of net premiums          4,256           2,754           2,214      1,466,564      977,265        204,120
  Transfers of surrenders and
    death benefits                      --              --              --        (97,901)     (89,162)        (4,444)
  Transfers of policy loans            (69)            (69)             --        (53,406)     (49,304)       (27,523)
  Transfers of cost of
    insurance and other
    charges                           (834)           (573)           (738)      (615,148)    (389,892)       (49,034)
  Transfers between
    subaccounts, including
    fixed interest subaccount       30,682          18,190          61,640        560,495    1,994,274        796,419
                                --------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                      34,035          20,302          63,116      1,260,604    2,443,181        919,538
                                --------------------------------------------------------------------------------------
Total increase (decrease) in
  net assets                        34,526          22,592          64,557      1,245,387    2,569,759      1,025,617
Net assets at beginning of
  period                                --              --              --      3,595,376    1,025,617             --
                                --------------------------------------------------------------------------------------

Net assets at end of period        $34,526        $ 22,592         $64,557     $4,840,763   $3,595,376     $1,025,617
                                ======================================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                                         NEW AMERICA GROWTH
                                             SUBACCOUNT
                                -------------------------------------
                                                         PERIOD FROM
                                                           MAY 4,
                                                         1999 (DATE
                                                         OPERATIONS
                                                         COMMENCED)
                                                           THROUGH
                                YEAR ENDED DECEMBER 31  DECEMBER 31,
                                   2001        2000         1999
                                -------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $  (16,893) $  182,468     $ 34,627
  Total realized gain (loss)
    on investments                  14,590      (7,694)        (102)
  Change in unrealized
    appreciation/depreciation
    of investments                (229,484)   (353,271)      25,449
                                -------------------------------------
Net increase (decrease) in net
  assets from operations          (231,787)   (178,497)      59,974

Contract transactions:
  Transfers of net premiums        780,285     674,099      176,795
  Transfers of surrenders and
    death benefits                 (45,977)    (54,926)      (4,114)
  Transfers of policy loans        (41,265)    (49,643)      (2,334)
  Transfers of cost of
    insurance and other
    charges                       (281,004)   (244,614)     (33,691)
  Transfers between
    subaccounts, including
    fixed interest subaccount      158,127     931,708      516,412
                                -------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                     570,166   1,256,624      653,068
                                -------------------------------------
Total increase (decrease) in
  net assets                       338,379   1,078,127      713,042
Net assets at beginning of
  period                         1,791,169     713,042           --
                                -------------------------------------

Net assets at end of period     $2,129,548  $1,791,169     $713,042
                                =====================================



SEE ACCOMPANYING NOTES.

                                      PERSONAL STRATEGY BALANCED                  INTERNATIONAL STOCK
                                              SUBACCOUNT                               SUBACCOUNT
                                -------------------------------------------------------------------------------
                                                           PERIOD FROM                             PERIOD FROM
                                                             MAY 4,                                  MAY 4,
                                                           1999 (DATE                              1999 (DATE
                                                           OPERATIONS                              OPERATIONS
                                                           COMMENCED)                              COMMENCED)
                                                             THROUGH                                 THROUGH
                                 YEAR ENDED DECEMBER 31   DECEMBER 31,   YEAR ENDED DECEMBER 31   DECEMBER 31,
                                   2001         2000          1999          2001        2000          1999
                                -------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations:
  Net investment income (loss)  $   58,702   $  155,161      $ 34,013     $ 11,502     $ 26,225      $  2,609
  Total realized gain (loss)
    on investments                 (10,197)        (649)         (866)      (7,740)       1,825           190
  Change in unrealized
    appreciation/depreciation
    of investments                (126,849)     (55,942)       (7,122)    (228,301)    (169,647)       34,891
                                -------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations           (78,344)      98,570        26,025     (224,539)    (141,597)       37,690

Contract transactions:
  Transfers of net premiums        987,062      681,821       141,296      381,504      308,995        47,426
  Transfers of surrenders and
    death benefits                 (38,457)     (29,997)         (234)     (17,156)     (12,413)         (352)
  Transfers of policy loans        (53,859)     (23,182)      (27,073)     (17,109)     (15,677)         (715)
  Transfers of cost of
    insurance and other
    charges                       (402,630)    (270,875)      (40,549)    (131,184)    (105,244)      (10,787)
  Transfers between
    subaccounts, including
    fixed interest subaccount      408,748    1,256,985       674,839       52,846      617,424       153,304
                                -------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from contract
  transactions                     900,864    1,614,752       748,279      268,901      793,085       188,876
                                -------------------------------------------------------------------------------
Total increase (decrease) in
  net assets                       822,520    1,713,322       774,304       44,362      651,488       226,566
Net assets at beginning of
  period                         2,487,626      774,304            --      878,054      226,566            --
                                -------------------------------------------------------------------------------

Net assets at end of period     $3,310,146   $2,487,626      $774,304     $922,416     $878,054      $226,566
                                ===============================================================================

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001



1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES



ORGANIZATION



Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for flexible premium variable universal life insurance policies issued by the Company.



At the direction of eligible contract owners, the Account invests in thirty-six investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):



SUBACCOUNT                                 INVESTS EXCLUSIVELY IN SHARES OF
--------------------------------------------------------------------------------------------------
                                           American Century Variable Portfolios, Inc.:
Ultra*                                       VP Ultra-Registered Trademark- Fund
Vista*                                       VP Vista-SM- Fund
                                           Dreyfus Variable Investment Fund:
Appreciation*                                Appreciation Portfolio
Disciplined Stock*                           Disciplined Stock Portfolio
Dreyfus Growth & Income*                     Growth and Income Portfolio
International Equity*                        International Equity Portfolio
Dreyfus Small Cap*                           Small Cap Portfolio
Socially Responsible Growth*                 The Dreyfus Socially Responsible Growth Fund, Inc.
                                           EquiTrust Variable Insurance Series Fund:
Blue Chip                                    Blue Chip Portfolio
High Grade Bond                              High Grade Bond Portfolio
High Yield Bond                              High Yield Bond Portfolio
Managed                                      Managed Portfolio
Money Market                                 Money Market Portfolio
Value Growth                                 Value Growth Portfolio
                                           Fidelity Variable Insurance Products Funds:
Contrafund                                   Contrafund-Registered Trademark- Portfolio
Growth                                       Growth Portfolio
Fidelity Growth & Income**                   Growth & Income Portfolio
High Income*                                 High Income Portfolio
Index 500                                    Index 500 Portfolio
Mid-Cap*                                     Mid Cap Portfolio
Overseas                                     Overseas Portfolio
                                           Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap*                          Franklin Small Cap Fund
Franklin Value Securities*                   Franklin Value Securities Fund
Franklin U.S. Government*                    Franklin U.S. Government Fund
Mutual Shares Securities*                    Mutual Shares Securities Fund
Templeton Growth Securities*                 Templeton Growth Securities Fund
                                           J.P. Morgan Series Trust II:
Mid-Cap Value*                               J.P. Morgan Mid Cap Value Portfolio
Small Company*                               J.P. Morgan Small Company Portfolio

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



--------------------------------------------------------------------------------------------------
SUBACCOUNT                                 INVESTS EXCLUSIVELY IN SHARES OF
                                           Summit Mutual Funds, Inc. -- Pinnacle Series:
S&P MidCap 400 Index*                        S&P MidCap 400 Index Portfolio
Nasdaq 100 Index*                            Nasdaq -- 100 Index Portfolio
Russell 2000 Small Cap Index*                Russell 2000 Small Cap Index Portfolio
                                           T. Rowe Price Equity Series Inc.:
Equity Income*                               Equity Income Portfolio
Mid-Cap Growth                               Mid-Cap Growth Portfolio
New America Growth                           New America Growth Portfolio
Personal Strategy Balanced                   Personal Strategy Balanced Portfolio
                                           T. Rowe Price International Series, Inc.:
International Stock                          International Stock Portfolio



*   Commenced operations on October 1, 2001.



**  During 2001, this subaccount was renamed to include reference to "Fidelity."



Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable universal life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.



INVESTMENTS



Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.



Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.



USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS



The preparation of the Account's financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.



2.  EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS



PAID TO THE COMPANY



The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.



PREMIUM EXPENSE CHARGE: Premiums paid by the contractholders are reduced by a 5% sales charge (used to compensate the Company for expenses incurred in connection with the distribution of the policies) and a 2% premium tax charge (used to compensate the Company for premium taxes imposed by various states and political subdivisions).



MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2.  EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS (CONTINUED)


These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.



COST OF INSURANCE: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. Also, the cost of insurance includes a flat monthly administration charge of $3.00 and a first year monthly charge based on age and amount of insurance inforce. The aggregate cost of insurance can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.



OTHER CHARGES: A transfer charge of $25 will be imposed for the second and each subsequent transfer between subaccounts in any one policy year. A surrender charge equal to the lesser of $25 or 2.0% of the amount surrendered will be imposed in the event of a partial or full contract surrender or lapse.



PAID TO AFFILIATES



Management fees are paid indirectly to EquiTrust Investment Management
Services, Inc., an affiliate of the Company in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio's average daily net assets as follows: Blue Chip Portfolio -- 0.20%, High Grade Bond Portfolio -- 0.30%, High Yield Bond Portfolio -- 0.45%, Managed Portfolio -- 0.45%, Money Market Portfolio -- 0.25%, and Value Growth Portfolio -- 0.45%.



3.  FEDERAL INCOME TAXES



The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



4.  PURCHASES AND SALES OF INVESTMENT SECURITIES



The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the periods ended December 31, 2001:



                                                               COST OF      PROCEEDS
SUBACCOUNT                                                    PURCHASES    FROM SALES
-------------------------------------------------------------------------------------
Ultra*                                                        $   15,357   $    1,153
Vista*                                                            20,434        1,534
Appreciation*                                                     26,045          730
Disciplined Stock*                                                 6,279           35
Dreyfus Growth & Income*                                          13,131        1,470
International Equity*                                              3,525          425
Dreyfus Small Cap*                                                12,372           32
Socially Responsible Growth*                                      10,990           99
Blue Chip                                                      3,995,619      981,274
High Grade Bond                                                1,139,777      223,379
High Yield Bond                                                1,416,885      394,181
Managed                                                        2,957,903    1,232,331
Money Market                                                     964,175      712,053
Value Growth                                                   2,356,391      879,377
Contrafund                                                     1,433,889      132,763
Growth                                                         2,989,243      251,037
Fidelity Growth & Income                                         942,224      138,459
High Income*                                                       6,099           80
Index 500                                                      1,597,332      164,773
Mid-Cap*                                                          24,103          386
Overseas                                                         728,479       54,243
Franklin Small Cap*                                               20,438          104
Franklin Value Securities*                                         8,131          805
Franklin U.S. Government*                                         38,286        8,592
Mutual Shares Securities*                                         13,102          137
Templeton Growth Securities*                                       9,656           58
Mid-Cap Value*                                                    22,200          109
Small Company*                                                     8,767          828
S&P MidCap 400 Index*                                             17,524          944
Nasdaq 100 Index*                                                 34,082           75
Russell 2000 Small Cap Index*                                     20,518          194
Equity Income*                                                    76,098       12,363
Mid-Cap Growth                                                 1,309,152       85,548
New America Growth                                               644,197       55,557
Personal Strategy Balanced                                     1,054,175       94,609
International Stock                                              311,036       30,633



* Period from October 1, 2001 (date operations commenced) through December 31, 2001.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



5.  SUMMARY OF CHANGES FROM UNIT TRANSACTIONS



Transactions in units of each subaccount were as follows for the periods ended December 31, 2001, 2000, and 1999:


                                                    PERIOD ENDED DECEMBER 31
                            -------------------------------------------------------------------------
                                           2001                                  2000
                            -----------------------------------   -----------------------------------
                                                        NET                                   NET
                                                      INCREASE                              INCREASE
SUBACCOUNT                  PURCHASED    REDEEMED    (DECREASE)   PURCHASED    REDEEMED    (DECREASE)
---------------------------------------------------------------   -----------------------------------
Ultra*                          1,432         107        1,325           --          --           --
Vista*                          2,072         153        1,919           --          --           --
Appreciation*                   2,498          67        2,431           --          --           --
Disciplined Stock*                599           3          596           --          --           --
Dreyfus Growth & Income*        1,245         144        1,101           --          --           --
International Equity*             345          41          304           --          --           --
Dreyfus Small Cap*              1,120           2        1,118           --          --           --
Socially Responsible
Growth*                         1,056           9        1,047           --          --           --
Blue Chip                      77,861      16,073       61,788       86,371      18,799       67,572
High Grade Bond                34,352       7,486       26,866       27,580      22,033        5,547
High Yield Bond                27,804      11,980       15,824       26,693      43,120      (16,427)
Managed                        55,427      32,609       22,818       32,489     170,581     (138,092)
Money Market                   60,255      45,521       14,734       63,745      43,175       20,570
Value Growth                   91,419      32,252       59,167       68,929     156,379      (87,450)
Contrafund                    136,992       9,775      127,217      303,802       8,759      295,043
Growth                        260,082      17,833      242,249      532,213       7,616      524,597
Fidelity Growth & Income       89,887      13,117       76,770      156,428       6,183      150,245
High Income*                      593           7          586           --          --           --
Index 500                     174,459      12,757      161,702      367,441      12,894      354,547
Mid-Cap*                        2,367          36        2,331           --          --           --
Overseas                       57,716       4,382       53,334      134,620       2,443      132,177
Franklin Small Cap*             1,933           8        1,925           --          --           --
Franklin Value Securities*        706          72          634           --          --           --
Franklin U.S. Government*       3,824         849        2,975           --          --           --
Mutual Shares Securities*       1,286          12        1,274           --          --           --
Templeton Growth
Securities*                       899           5          894           --          --           --
Mid-Cap Value*                  2,203           9        2,194           --          --           --
Small Company*                    857          82          775           --          --           --
S&P MidCap 400 Index*           1,635          91        1,544           --          --           --
Nasdaq 100 Index*               2,533           3        2,530           --          --           --
Russell 2000 Small Cap
Index*                          2,013          15        1,998           --          --           --
Equity Income*                  7,446       1,216        6,230           --          --           --
Mid-Cap Growth                111,048       4,155      106,893      215,504      16,110      199,394
New America Growth             72,709       4,597       68,112      130,240       8,449      121,791
Personal Strategy Balanced     93,674       6,710       86,964      159,201       3,360      155,841
International Stock            33,804       2,770       31,034       68,361         861       67,500

                                 PERIOD ENDED DECEMBER 31
                            -----------------------------------
                                           1999
                            -----------------------------------
                                                        NET
                                                      INCREASE
SUBACCOUNT                  PURCHASED    REDEEMED    (DECREASE)
--------------------------  -----------------------------------
Ultra*                             --          --           --
Vista*                             --          --           --
Appreciation*                      --          --           --
Disciplined Stock*                 --          --           --
Dreyfus Growth & Income*           --          --           --
International Equity*              --          --           --
Dreyfus Small Cap*                 --          --           --
Socially Responsible
Growth*                            --          --           --
Blue Chip                     125,509      16,234      109,275
High Grade Bond                61,130      10,866       50,264
High Yield Bond                64,702      23,532       41,170
Managed                       100,887      99,688        1,199
Money Market                  226,499     323,500      (97,001)
Value Growth                  189,257      68,995      120,262
Contrafund                    148,621         214      148,407
Growth                        203,941          67      203,874
Fidelity Growth & Income      119,371       2,563      116,808
High Income*                       --          --           --
Index 500                     204,462         663      203,799
Mid-Cap*                           --          --           --
Overseas                       20,073          79       19,994
Franklin Small Cap*                --          --           --
Franklin Value Securities*         --          --           --
Franklin U.S. Government*          --          --           --
Mutual Shares Securities*          --          --           --
Templeton Growth
Securities*                        --          --           --
Mid-Cap Value*                     --          --           --
Small Company*                     --          --           --
S&P MidCap 400 Index*              --          --           --
Nasdaq 100 Index*                  --          --           --
Russell 2000 Small Cap
Index*                             --          --           --
Equity Income*                     --          --           --
Mid-Cap Growth                 89,767       1,183       88,584
New America Growth             67,262         321       66,941
Personal Strategy Balanced     79,456       3,933       75,523
International Stock            18,334         307       18,027



* Period from October 1, 2001 (date operations commenced) through December 31, 2001.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6.  UNIT VALUES



Effective with these 2001 financial statements, the Account has presented the following summary of units outstanding, unit values, net assets, investment income ratios, ratios of expenses to average net assets, and total return ratios for the periods ended December 31, 2001:



                                                                                      RATIO OF
                                                                        INVESTMENT   EXPENSES TO
                                                                          INCOME     AVERAGE NET     TOTAL
SUBACCOUNT                        UNITS      UNIT VALUE   NET ASSETS     RATIO(1)     ASSETS(2)    RETURN(3)
------------------------------------------------------------------------------------------------------------
Ultra(4)                             1,325     $11.20     $    14,840        --%         0.90%       12.00%
Vista(4)                             1,919      10.13          19,435        --          0.90         1.30
Appreciation(4)                      2,431      10.47          25,455      1.47          0.90         4.70
Disciplined Stock(4)                   596      10.66           6,357      0.70          0.90         6.60
Dreyfus Growth & Income(4)           1,101      10.72          11,808      0.34          0.90         7.20
International Equity(4)                304      10.62           3,234      1.07          0.90         6.20
Dreyfus Small Cap(4)                 1,118      11.02          12,323      0.46          0.90        10.20
Socially Responsible Growth(4)       1,047      10.36          10,848        --          0.90         3.60
Blue Chip                          926,223      39.32      36,417,916      1.51          0.90       (12.08)
High Grade Bond                    270,152      23.42       6,325,650      6.09          0.90         8.13
High Yield Bond                    333,403      26.59       8,864,112      7.91          0.90         8.27
Managed                          1,119,006      29.34      32,828,635      4.21          0.90         7.16
Money Market                        71,811      15.57       1,118,209      3.36          0.90         2.64
Value Growth                     1,409,830      20.21      28,486,188      2.04          0.90         6.03
Contrafund                         570,666       9.18       5,237,887      0.73          0.90       (12.99)
Growth                             970,720       8.95       8,685,827      0.07          0.90       (18.34)
Fidelity Growth & Income           343,824       8.78       3,019,964      1.22          0.90        (9.58)
High Income(4)                         586      10.38           6,078        --          0.90         3.80
Index 500                          720,048       8.50       6,120,685      1.05          0.90       (12.91)
Mid-Cap(4)                           2,331      10.55          24,580        --          0.90         5.50
Overseas                           205,504       8.23       1,692,315      4.71          0.90       (21.92)
Franklin Small Cap(4)                1,925      11.12          21,401        --          0.90        11.20
Franklin Value Securities(4)           634      12.29           7,789        --          0.90        22.90
Franklin U.S. Government(4)          2,975       9.93          29,526        --          0.90        (0.70)
Mutual Shares Securities(4)          1,274      10.46          13,333        --          0.90         4.60
Templeton Growth Securities
(4)                                    894      11.05           9,881        --          0.90        10.50
Mid-Cap Value (4)                    2,194      10.61          23,279        --          0.90         6.10
Small Company(4)                       775      11.07           8,573        --          0.90        10.70
S&P MidCap 400 Index(4)              1,544      11.22          17,321        --          0.90        12.20
Nasdaq 100 Index(4)                  2,530      13.65          34,526        --          0.90        36.50
Russell 2000 Small Cap
Index(4)                             1,998      11.31          22,592      0.34          0.90        13.10
Equity Income(4)                     6,230      10.36          64,557      0.66          0.90         3.60
Mid-Cap Growth                     394,871      12.26       4,840,763        --          0.90        (1.76)
New America Growth                 256,844       8.29       2,129,548        --          0.90       (12.64)
Personal Strategy Balanced         318,327      10.40       3,310,146      2.96          0.90        (3.26)
International Stock                116,561       7.91         922,416      2.22          0.90       (22.98)



(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6.  UNIT VALUES (CONTINUED)


    affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.



(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.



(4) Subaccount commenced operations on October 1, 2001.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivative instruments.

                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
February 5, 2002

                       FARM BUREAU LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2001         2000
                                                              ----------   ----------
ASSETS
Investments:
  Fixed maturities:
    Held for investment, at amortized cost (market:
      2000--$288,661)                                         $       --   $  284,253
    Available for sale, at market (amortized cost:
      2001--$3,581,579; 2000--$2,056,320)                      3,656,741    2,033,345
  Equity securities, at market (cost: 2001--$39,019;
    2000--$32,629)                                                39,733       30,781
  Mortgage loans on real estate                                  385,307      321,862
  Investment real estate, less allowances for depreciation
    of $3,862 in 2001 and $3,061 in 2000                          20,056       23,820
  Policy loans                                                   181,054      125,987
  Other long-term investments                                      1,306        1,318
  Short-term investments                                          19,969       50,035
                                                              ----------   ----------
Total investments                                              4,304,166    2,871,401

Cash and cash equivalents                                        260,933        2,484
Securities and indebtedness of related parties                    57,781       52,458
Accrued investment income                                         51,160       34,378
Accounts and notes receivable                                          5            7
Amounts receivable from affiliates                                 2,173       11,657
Reinsurance recoverable                                          101,287       51,312
Deferred policy acquisition costs                                361,179      252,006
Value of insurance in force acquired                              50,129       14,264
Property and equipment, less allowances for depreciation of
  $6,222 in 2001 and $4,487 in 2000                               12,012       12,296
Current income taxes recoverable                                   1,624        8,151
Goodwill, less accumulated amortization of $5,301 in 2001
  and $4,878 in 2000                                              11,170        8,554
Other assets                                                      17,471        8,065
Assets held in separate accounts                                 356,448      327,407
                                                              ----------   ----------
Total assets                                                  $5,587,538   $3,654,440
                                                              ==========   ==========

                       FARM BUREAU LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (CONTINUED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2001         2000
                                                              ----------   ----------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Policy liabilities and accruals:
    Future policy benefits:
      Interest sensitive and equity-indexed products          $2,679,088   $1,598,958
      Traditional life insurance and accident and health
        products                                               1,063,930      773,372
      Unearned revenue reserve                                    30,870       29,382
    Other policy claims and benefits                              22,009       10,378
                                                              ----------   ----------
                                                               3,795,897    2,412,090
  Other policyholders' funds:
    Supplementary contracts without life contingencies           261,554      170,404
    Advance premiums and other deposits                          112,518       81,739
    Accrued dividends                                             15,965       13,385
                                                              ----------   ----------
                                                                 390,037      265,528
  Amounts payable to affiliates                                      680          825
  Long-term debt                                                  40,000       40,000
  Deferred income taxes                                           57,357       14,524
  Other liabilities                                              228,111       42,309
  Liabilities related to separate accounts                       356,448      327,407
                                                              ----------   ----------
Total liabilities                                              4,868,530    3,102,683

Commitments and contingencies

Stockholder's equity:
  Preferred stock, 7 1/2% cumulative, par value $50.00 per
    share--authorized 6,000 shares                                    --           --
  Common stock, par value $50.00 per share--authorized
    994,000 shares, issued and outstanding 50,000 shares           2,500        2,500
  Additional paid-in capital                                     146,501       66,307
  Accumulated other comprehensive income (loss)                   39,414      (22,391)
  Retained earnings                                              530,593      505,341
                                                              ----------   ----------
Total stockholder's equity                                       719,008      551,757
                                                              ----------   ----------
Total liabilities and stockholder's equity                    $5,587,538   $3,654,440
                                                              ==========   ==========

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              --------   --------   --------
Revenues:
  Interest sensitive product charges                          $ 70,492   $ 59,780   $ 55,363
  Traditional life insurance premiums                          114,998     83,830     82,569
  Accident and health premiums                                   3,044      9,654     13,361
  Net investment income                                        285,176    218,913    225,040
  Derivative income                                                100         --         --
  Realized losses on investments                               (15,872)   (26,185)    (1,976)
  Other income                                                     610      1,337        623
                                                              --------   --------   --------
    Total revenues                                             458,548    347,329    374,980
Benefits and expenses:
  Interest sensitive product benefits                          169,272    127,605    123,231
  Traditional life insurance and accident and health
    benefits                                                    80,492     60,229     57,941
  Increase in traditional life and accident and health
    future policy benefits                                      23,680     19,066     19,556
  Distributions to participating policyholders                  29,564     25,043     25,360
  Underwriting, acquisition and insurance expenses              95,089     74,378     71,377
  Interest expense                                               1,717      2,585        830
  Other expenses                                                     7        196      1,045
                                                              --------   --------   --------
    Total benefits and expenses                                399,821    309,102    299,340
                                                              --------   --------   --------
                                                                58,727     38,227     75,640
Income taxes                                                   (19,073)   (13,215)   (25,686)
Equity income, net of related income taxes                         254     12,195      3,972
                                                              --------   --------   --------
Income before cumulative effect of change in accounting
  principle                                                     39,908     37,207     53,926
Cumulative effect of change in accounting for derivative
  instruments                                                      344         --         --
                                                              --------   --------   --------
Net income                                                    $ 40,252   $ 37,207   $ 53,926
                                                              ========   ========   ========

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                        ACCUMULATED
                                                          ADDITIONAL       OTHER                      TOTAL
                                                COMMON     PAID-IN     COMPREHENSIVE   RETAINED   STOCKHOLDER'S
                                                STOCK      CAPITAL     INCOME (LOSS)   EARNINGS      EQUITY
                                               --------   ----------   -------------   --------   -------------
Balance at January 1, 1999                      $2,500     $ 66,273       $ 50,050     $551,158     $669,981
  Comprehensive income (loss):
    Net income for 1999                             --           --             --       53,926       53,926
    Change in net unrealized investment
      gains/ losses                                 --           --        (99,932)          --      (99,932)
                                                                                                    --------
  Total comprehensive loss                                                                           (46,006)
  Dividends paid to preferred stockholders          --           --             --         (155)        (155)
  Dividend of short-term and fixed maturity
    securities to parent                            --           --             --      (75,000)     (75,000)
  Cash dividends paid to parent                     --           --             --      (29,795)     (29,795)
                                                ------     --------       --------     --------     --------
Balance at December 31, 1999                     2,500       66,273        (49,882)     500,134      519,025
  Comprehensive income:
    Net income for 2000                             --           --             --       37,207       37,207
    Change in net unrealized investment
      gains/ losses                                 --           --         27,491           --       27,491
                                                                                                    --------
  Total comprehensive income                                                                          64,698
  Adjustment resulting from capital
    transactions of equity investee                 --           34             --           --           34
  Cash dividends paid to parent                     --           --             --      (32,000)     (32,000)
                                                ------     --------       --------     --------     --------
Balance at December 31, 2000                     2,500       66,307        (22,391)     505,341      551,757
  Comprehensive income:
    Net income for 2001                             --           --             --       40,252       40,252
    Cumulative effect of change in accounting
      for derivative instruments                    --           --          2,406           --        2,406
    Change in net unrealized investment
      gains/ losses                                 --           --         59,399           --       59,399
                                                                                                    --------
  Total comprehensive income                                                                         102,057
  Capital contribution from parent                  --       80,194             --           --       80,194
  Cash dividends paid to parent                     --           --             --      (15,000)     (15,000)
                                                ------     --------       --------     --------     --------
Balance at December 31, 2001                    $2,500     $146,501       $ 39,414     $530,593     $719,008
                                                ======     ========       ========     ========     ========

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                   YEAR ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                2001        2000        1999
                                                              ---------   ---------   ---------
OPERATING ACTIVITIES
Net income                                                    $  40,252   $  37,207   $  53,926
Adjustments to reconcile net income to net cash provided by
  operating activities:
    Adjustments related to interest sensitive products:
    Interest credited to account balances                       141,801     104,896     105,121
    Charges for mortality and administration                    (68,884)    (58,987)    (54,229)
    Deferral of unearned revenues                                 2,485       2,851       2,456
    Amortization of unearned revenue reserve                     (1,465)       (745)     (1,318)
  Provision for depreciation and amortization                     6,797       5,456       5,687
  Equity income                                                    (254)    (12,195)     (3,972)
  Realized losses on investments                                 15,872      26,185       1,976
  Increase (decrease) in traditional life and accident and
    health benefit accruals, net of reinsurance                   8,923     (23,910)     20,552
  Policy acquisition costs deferred                             (76,299)    (39,954)    (34,275)
  Amortization of deferred policy acquisition costs              15,456      10,829      12,439
  Provision for deferred income taxes                             3,635       6,738       1,824
  Other                                                          12,175     (31,485)      2,107
                                                              ---------   ---------   ---------
Net cash provided by operating activities                       100,494      26,886     112,294

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--held for investment                              --      55,846     154,700
  Fixed maturities--available for sale                          545,760     189,589     224,530
  Equity securities                                               7,832      20,346      10,391
  Mortgage loans on real estate                                  27,847      41,850      53,922
  Investment real estate                                          2,296         644      20,080
  Policy loans                                                   41,585      29,168      28,401
  Other long-term investments                                        90           4          68
  Short-term investments--net                                    64,643      28,066          --
                                                              ---------   ---------   ---------
                                                                690,053     365,513     492,092

Acquisition of investments:
  Fixed maturities--available for sale                         (853,651)   (222,251)   (469,608)
  Equity securities                                              (2,144)     (2,491)     (6,663)
  Mortgage loans on real estate                                 (60,599)    (49,306)    (69,606)
  Investment real estate                                             --          --        (726)
  Policy loans                                                  (42,155)    (31,438)    (28,790)
  Short-term investments--net                                        --          --     (24,696)
                                                              ---------   ---------   ---------
                                                               (958,549)   (305,486)   (600,089)
Proceeds from disposal, repayments of advances and other
  distributions from equity investees                             5,715       8,747      11,395
Investments in and advances to equity investees                  (1,151)     (1,505)     (6,654)
Net cash received in acquisition and coinsurance transaction      2,709          --          --
Net purchases of property and equipment and other                (1,337)     (2,123)     (2,403)
                                                              ---------   ---------   ---------
Net cash provided by (used in) investing activities            (262,560)     65,146    (105,659)

                       FARM BUREAU LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                             (DOLLARS IN THOUSANDS)

                                                                   YEAR ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                2001        2000        1999
                                                              ---------   ---------   ---------

FINANCING ACTIVITIES
Receipts from interest sensitive, equity-indexed and
  variable products credited to policyholder account
  balances                                                    $ 700,217   $ 217,657   $ 216,598
Return of policyholder account balances on interest
  sensitive, equity-indexed and variable products              (264,702)   (281,094)   (224,826)
Proceeds from long-term debt                                         --          --      40,000
Repayments of long-term debt                                         --          --         (71)
Redemption of redeemable preferred stock                             --          --      (4,503)
Dividends paid                                                  (15,000)    (32,000)    (29,950)
                                                              ---------   ---------   ---------
Net cash provided by (used in) financing activities             420,515     (95,437)     (2,752)
                                                              ---------   ---------   ---------
Increase (decrease) in cash and cash equivalents                258,449      (3,405)      3,883
Cash and cash equivalents at beginning of year                    2,484       5,889       2,006
                                                              ---------   ---------   ---------
Cash and cash equivalents at end of year                      $ 260,933   $   2,484   $   5,889
                                                              =========   =========   =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
  Interest                                                    $   1,730   $   2,588   $     725
  Income taxes                                                    8,245      23,408      11,919

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We currently market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the midwestern and western sections of United States through an exclusive agency force. Variable universal life insurance and variable annuity contracts are also marketed in these and other states through alliances with other insurance companies and a regional broker/dealer. In addition to writing direct insurance business, we assume through coinsurance agreements a percentage of certain business written by National Travelers Life Company (NTL) and American Equity Investment Life Insurance Company (American Equity). These coinsurance agreements utilize excess capital and increase our volume of business in force.

CONSOLIDATION

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

ACCOUNTING CHANGES

Effective January 1, 2001, we adopted the Financial Accounting Standards Board's
(FASB) Statement of Financial Accounting Standards (Statement) No. 133, "Accounting for Derivative Instruments and Hedging Activities" and Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Without hedge accounting, these gains or losses are recorded as a component of net income. Statement No. 133 also allows companies to transfer securities classified as held for investment to either available-for-sale or trading categories in connection with the adoption of the new standard. Statement No. 138 amends Statement No. 133 to clarify the appropriate accounting for certain hedging transactions.

We have the following three different forms of derivatives on our balance sheet which are subject to Statement No. 133:

- the feature of a convertible fixed maturity security that allows the conversion of a fixed maturity security into an equity security is considered an embedded derivative,

- the rights of an equity-indexed annuity contract holder to participate in the index returns available under the contract are considered embedded derivatives, and

- our reinsurance recoverable as it relates to call options purchased to fund returns to equity-indexed annuity contract holders is considered a derivative.

These derivatives are described more fully in this note under the captions "Investments--Fixed Maturities and Equity Securities," "Reinsurance Recoverable" and "Future Policy Benefits."

The cumulative effect of adopting these Statements on net income was $0.3 million. This amount represents the difference in accumulated net unrealized capital gains (losses) on the date of adoption, net of tax, resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities. Income before cumulative effect of change in accounting for derivative instruments for 2001 was approximately $0.6 million less than what would have been recorded without the accounting change due to a decrease in the fair value of these conversion features during the period. The impact of the accounting change on 2001 income relating to the equity-indexed annuity derivatives has not been quantified, but is not believed to be material to our financial position or results of operations.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Upon the adoption of Statement No. 133, we transferred our fixed maturity securities classified as held for investment to the available-for-sale category. In connection with this transfer, the securities were marked to market and the corresponding increase in carrying value totaling $2.8 million, net of offsetting adjustments to deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and income taxes, was credited to stockholder's equity. Prior year financial statements were not restated.

In December 2001, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position (SOP) 01-6, "Accounting by Certain Entities (Including Entities with Trade Receivables) That Lend to or Finance the Activities of Others." The SOP requires loans and trade receivables that management has the intent and ability to hold for the forseeable future or until maturity or payoff to be reported in the balance sheet at outstanding principal adjusted for any chargeoffs, the allowance for loan losses, any deferred fees or costs on originated loans and any unamortized premiums or discounts on purchased loans. We currently report our mortgage loans in accordance with this SOP and we do not believe it will have a material effect on our financial statements.

In October 2001, the FASB issued Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Statement No. 144 provides a single accounting model for long lived assets to be disposed of and changes the criteria that must be met to classify an asset as held-for-sale. Statement
No. 144 also requires expected future operating losses from discontinued operations to be displayed in discontinued operations in the period(s) in which losses are incurred rather than as of the measurement date as presently required. The Statement is effective for the year beginning January 1, 2002, with earlier adoption encouraged. While we have not quantified the impact of adopting this Statement, we believe the Statement will not have a material effect on our financial position or results of operations.

In June 2001, the FASB issued Statement No. 141, "Business Combinations," and Statement No. 142, "Goodwill and Other Intangible Assets." Under the new Statements, goodwill will no longer be amortized but will be subject to annual impairment tests in accordance with the Statements. In addition, Statement No. 142 requires the identification and amortization of certain intangible assets that had previously been included as a component of goodwill. We will apply the new Statements in the first quarter of 2002. Application of the nonamortization provisions of the Statement is expected to result in an increase in net income of $1.2 million per year. During 2002, we will perform the first of the required impairment tests of goodwill as of January 1, 2002. While we have not completed this testing we do not expect this testing to require the impairment of any goodwill.

INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

All of our fixed maturity securities, comprised of bonds and redeemable preferred stocks, are designated as "available for sale" and are reported at market value. Unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of net investment income in the consolidated statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized. Prior to the adoption of Statement No. 133, we had certain securities classified as "held for investment." Held for investment securities were reported at cost adjusted for amortization of premiums and discounts. Changes in the market value of these securities, except for declines that are other than temporary, are not reflected in our financial statements. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities'

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of common and non-redeemable preferred stocks, are reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income or loss.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

INVESTMENT REAL ESTATE

Investment real estate is reported at cost less allowances for depreciation. Real estate acquired through foreclosure, which is included with investment real estate in our consolidated balance sheets, is recorded at the lower of cost (which includes the balance of the mortgage loan, any accrued interest and any costs incurred to obtain title to the property) or estimated fair value on the foreclosure date. The carrying value of these assets is subject to regular review. If the fair value, less estimated sales costs, of real estate owned decreases to an amount lower than its carrying value, the carrying value of the real estate is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments.

OTHER INVESTMENTS

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Other long-term investments include investment deposits which are reported at cost.

Securities and indebtedness of related parties include investments in partnerships and corporations over which we may exercise significant influence. These partnerships and corporations operate predominately in the insurance, broker-dealer, investment company and real estate industries. Such investments are accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships' investment portfolios. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder's equity. Securities and indebtedness of related parties also includes advances and loans to the partnerships and corporations which are principally reported at cost.

REALIZED GAINS AND LOSSES ON INVESTMENTS

The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required,

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds. Market values of the conversion features embedded in convertible fixed maturity securities is estimated using an option-pricing model. Market values of redeemable preferred stocks and equity securities are based on the latest quoted market prices, or for those not readily marketable, generally at values which are representative of the market values of comparable issues.

CASH AND CASH EQUIVALENTS

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

REINSURANCE RECOVERABLE

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

During 2001, we assumed under a coinsurance agreement, 70% of certain equity-indexed annuity contracts issued by American Equity. The call options used to fund the index credits on the equity-indexed annuities are purchased by and maintained on the books of American Equity. We record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable. This component of the reinsurance contract is an embedded derivative and we record our share of the returns on the underlying options, net of the amortization of the option costs, in derivative income. See Note 5, "Reinsurance and Policy Provisions," for additional information regarding this reinsurance agreement.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE ACQUIRED

To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrues on the unamortized balance at a weighted average rate of 6.04%.

For participating traditional life insurance and interest sensitive products (principally universal life insurance policies and annuity contracts), these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life and accident and health insurance products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

PROPERTY AND EQUIPMENT

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Furniture and equipment had a carrying value of $7.7 million at December 31, 2001 and $7.5 million at December 31, 2000, and estimated useful lives that range from three to ten years. Capitalized software costs had a carrying value of $4.3 million at December 31, 2001 and $4.8 million at December 31, 2000, and estimated useful lives that range from two to five years. Depreciation expense was $0.2 million in 2001, $0.1 million in 2000, and $0.2 million in 1999. Amortization expense was $1.6 million in 2001 and 2000 and $0.4 million in 1999.

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Through December 31, 2001, goodwill was being amortized on a straight-line basis generally over a period of 20 years. The carrying value of goodwill was regularly reviewed for indicators of impairment in value, which in view of management were other than temporary. If facts and circumstances suggested that goodwill was impaired, we assessed the fair value of the underlying business and would have reduced goodwill to an amount that resulted in the book value of the underlying business approximating fair value. We did not record any impairments in 2001, 2000 or 1999. See the "Accounting Changes"
section in this note for a discussion of the accounting of goodwill subsequent to December 31, 2001.

FUTURE POLICY BENEFITS

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for equity-indexed products are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive product benefits. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Interest crediting rates for interest sensitive products ranged from 3.35% to 6.90% in 2001, from 4.00% to 6.50% in 2000 and from 4.00% to 6.25% in 1999.

The liability for future policy benefits for participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.25% to 6.0%. The average rate of assumed investment yields used in estimating gross margins was 7.69% in 2001, 7.74% in 2000 and 7.83% in 1999. Accrued dividends for participating business are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 40% of receipts from policyholders during 2001 and represented 16% of life insurance inforce at December 31, 2001. Participating business accounted for 38% of receipts from policyholders during 2000 (1999 -- 40%) and represented 16% of life insurance inforce at December 31, 2000.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and to include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $0.2 million at December 31, 2001 and $0.1 million at December 31, 2000 to cover estimated future assessments on known insolvencies. We had assets totaling $1.0 million at December 31, 2001 and December 31, 2000 representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled $0.2 million in 2001 and ($0.1) million in 2000 and 1999. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2002 and substantially all the related future premium tax offsets will be realized during the six year period ending December 31, 2007. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive, equity-indexed and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest or index amounts credited to policyholder account balances, benefit claims incurred in excess of policyholder account balances and amortization of deferred policy acquisition costs.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

COMPREHENSIVE INCOME (LOSS)

Unrealized gains and losses on our available-for-sale securities are included in accumulated other comprehensive income (loss) in stockholder's equity. Also included in comprehensive income for 2001 is

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
$2.4 million relating to the transfer of our fixed maturity securities classified as held for investment to the available-for-sale category. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which represent transfers from unrealized to realized gains and losses. These amounts totaled ($10.0) million in 2001, ($14.6) million in 2000 and $0.3 million in 1999. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs, value of insurance inforce acquired and unearned revenue reserve totaling $7.4 million in 2001, $9.6 million in 2000 and $0.2 million in 1999.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, amortization of deferred policy acquisition costs, valuation of allowances for deferred tax assets, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

2.  CAPITAL CONTRIBUTION, MERGER AND RESTRUCTURING

On January 1, 2001, our parent acquired the assets and liabilities of Kansas Farm Bureau Life Insurance Company Inc. (Kansas Farm Bureau Life) for $80.7 million and immediately contributed net assets totaling $80.2 million to us. The acquisition was accounted for using purchase accounting by our parent. A summary of the fair value of the assets and liabilities contributed to us as of January 1, 2001, is as follows (dollars in thousands):

ASSETS                                             LIABILITIES AND PURCHASE PRICE
Investments                          $620,856      Policy liabilities and accruals      $526,391
Cash                                    2,369      Other policyholder funds               76,738
Value of insurance in force                        Other liabilities
acquired                               51,865                                             11,621
Goodwill                                3,539      Total liabilities                     614,750
Other assets                           16,315      Capital contribution                   80,194
                                     --------                                           --------
  Total                              $694,944      Total                                $694,944
                                     ========                                           ========

Acquisition costs totaling $0.7 million have been deferred and included as a component of goodwill. Goodwill was being amortized during 2001 using the straight-line method and a 20-year amortization schedule. As discussed in Note 1 under "Accounting Changes," goodwill will not be amortized beginning in 2002.

On July 1, 1999, we merged with Western Farm Bureau Life Insurance Company (Western Life), another wholly-owned subsidiary of FBL Financial Group, Inc. The merger, which was completed through the contribution of Western Life to us by FBL Financial Group, Inc., was accounted for like a pooling of interests. Accordingly, the 1999 financial statements include the combined financial position, results of operations and cash flows of Western Life as though it had always been a part of the Company.

Prior to the merger, the Company owned 3,013 shares of Western Life redeemable preferred stock with a carrying value of $0.6 million. All of Western Life's preferred stock was redeemed in conjunction with the merger.

In addition to merging with Western Life, we also closed an administrative processing center during 1999. As a result of the closing of the service center, a leased property was vacated, 22 positions were eliminated and moving costs were incurred. During 1999, we charged to expense costs totaling $1.2 million

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2. CAPITAL CONTRIBUTION, MERGER AND RESTRUCTURING (CONTINUED) for related severance benefits, lease costs and other costs primarily associated with the closing of the service center. The restructuring expenses are recorded in the underwriting, acquisition and insurance expense line of the 1999 consolidated statement of income.

3.  INVESTMENT OPERATIONS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables contain amortized cost and estimated market value information on fixed maturities and equity securities:

                                                                     AVAILABLE FOR SALE
                                                   -------------------------------------------------------
                                                                      GROSS        GROSS
                                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                                   AMORTIZED COST     GAINS        LOSSES     MARKET VALUE
                                                   -------------------------------------------------------
                                                                   (DOLLARS IN THOUSANDS)
DECEMBER 31, 2001
Bonds:
  United States Government and agencies              $  147,869      $  2,871     $   (159)    $  150,581
  State, municipal and other governments                 96,057         3,158         (554)        98,661
  Public utilities                                      146,048         4,932       (2,442)       148,538
  Corporate securities                                1,766,263        68,238      (27,796)     1,806,705
  Mortgage and asset-backed securities                1,366,995        32,314       (4,909)     1,394,400
Redeemable preferred stocks                              58,347         1,276       (1,767)        57,856
                                                   -------------------------------------------------------
Total fixed maturities                               $3,581,579      $112,789     $(37,627)    $3,656,741
                                                   =======================================================
Equity securities                                    $   39,019      $  1,468     $   (754)    $   39,733
                                                   =======================================================

                                                                     HELD FOR INVESTMENT
                                                   -------------------------------------------------------
                                                                      GROSS        GROSS
                                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                                   AMORTIZED COST     GAINS        LOSSES     MARKET VALUE
                                                   -------------------------------------------------------
                                                                   (DOLLARS IN THOUSANDS)
DECEMBER 31, 2000
Bonds:
  Fixed maturities--mortgaged-backed securities      $  284,253      $  5,299     $   (891)    $  288,661
                                                   =======================================================

                                                                     AVAILABLE FOR SALE
                                                   -------------------------------------------------------
                                                                      GROSS        GROSS
                                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                                   AMORTIZED COST     GAINS        LOSSES     MARKET VALUE
                                                   -------------------------------------------------------
                                                                   (DOLLARS IN THOUSANDS)
DECEMBER 31, 2000
Bonds:
  United States Government and agencies              $   51,285      $  2,013     $    (61)    $   53,237
  State, municipal and other governments                 60,456         1,530         (443)        61,543
  Public utilities                                      123,821         4,251       (1,880)       126,192
  Corporate securities                                1,027,544        22,553      (50,439)       999,658
  Mortgage and asset-backed securities                  749,805        11,227       (8,920)       752,112
Redeemable preferred stocks                              43,409           527       (3,333)        40,603
                                                   -------------------------------------------------------
Total fixed maturities                               $2,056,320      $ 42,101     $(65,076)    $2,033,345
                                                   =======================================================
Equity securities                                    $   32,629      $    349     $ (2,197)    $   30,781
                                                   =======================================================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENT OPERATIONS (CONTINUED)
Short-term investments have been excluded from the above schedules as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                         AMORTIZED     ESTIMATED
                                                            COST      MARKET VALUE
                                                         -------------------------
                                                          (DOLLARS IN THOUSANDS)
Due in one year or less                                  $   56,475    $   57,182
Due after one year through five years                       406,360       417,386
Due after five years through ten years                      628,087       645,317
Due after ten years                                       1,065,315     1,084,600
                                                         -------------------------
                                                          2,156,237     2,204,485
Mortgage and asset-backed securities                      1,366,995     1,394,400
Redeemable preferred stocks                                  58,347        57,856
                                                         -------------------------
                                                         $3,581,579    $3,656,741
                                                         =========================

Net unrealized investment gains (losses) on equity securities and fixed maturity securities classified as available for sale and recorded directly to stockholder's equity were comprised of the following:

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2001         2000
                                                              -----------------------
                                                              (DOLLARS IN THOUSANDS)
Unrealized appreciation (depreciation) on fixed maturity and
  equity securities available for sale                         $ 75,876     $(24,823)
Adjustments for assumed changes in amortization pattern of:
  Deferred policy acquisition costs                              (5,561)       2,202
  Value of insurance in force acquired                           (8,954)         271
  Unearned revenue reserve                                          257         (180)
Provision for deferred income taxes                             (21,566)       7,885
                                                              -----------------------
                                                                 40,052      (14,645)
Proportionate share of net unrealized investment losses of
  equity investees                                                 (638)      (7,746)
                                                              -----------------------
Net unrealized investment gains (losses)                       $ 39,414     $(22,391)
                                                              =======================

The changes in net unrealized investment gains/losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve totaling $49.8 million in 2001, $18.6 million in 2000 and ($64.2) million in 1999.

MORTGAGE LOANS ON REAL ESTATE

Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENT OPERATIONS (CONTINUED)
We have provided an allowance for possible losses against our mortgage loan portfolio. An analysis of this allowance, which consists of specific and general reserves, is as follows:

                                                                      YEAR ENDED
                                                                     DECEMBER 31,
                                                            ------------------------------
                                                              2001       2000       1999
                                                            ------------------------------
                                                                (DOLLARS IN THOUSANDS)
Balance at beginning of year                                 $ 806       $806       $871
Realized gains                                                (751)        --         --
Uncollectible amounts written off, net of recoveries            --         --        (65)
                                                            ------------------------------
Balance at end of year                                       $  55       $806       $806
                                                            ==============================

The carrying value of impaired loans (those loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements) was under $0.1 million at December 31, 2001 and 2000.

During 2001, we also recorded an allowance for possible losses against our real estate portfolio totaling $0.8 million. We did not record any real estate allowance for 2000.

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                  ------------------------------
                                                    2001       2000       1999
                                                  ------------------------------
                                                      (DOLLARS IN THOUSANDS)
Fixed maturities:
  Held for investment                             $     --   $ 24,858   $ 32,431
  Available for sale                               239,670    160,978    154,255
Equity securities                                    1,811      2,181      2,145
Mortgage loans on real estate                       27,932     24,784     23,989
Investment real estate                               2,614      2,459      5,098
Policy loans                                        11,160      7,942      7,644
Other long-term investments                              1          2          2
Short-term investments, cash and cash
  equivalents                                        4,557      3,097      2,930
Other                                                6,542      1,699      6,696
                                                  ------------------------------
                                                   294,287    228,000    235,190
Less investment expenses                            (9,111)    (9,087)   (10,150)
                                                  ------------------------------
Net investment income                             $285,176   $218,913   $225,040
                                                  ==============================

Other investment income in 2001 includes $2.5 million earned in connection with the American Equity coinsurance agreement on investment income due but not yet received under the terms of the reinsurance agreement.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENT OPERATIONS (CONTINUED)
REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments are summarized below:

                                                              YEAR ENDED DECEMBER 31,
                                                          -------------------------------
                                                            2001       2000       1999
                                                          -------------------------------
                                                              (DOLLARS IN THOUSANDS)
REALIZED
Fixed maturities--available for sale                      $(16,766)  $(22,020)  $  (2,163)
Equity securities                                             (690)    (2,161)      2,307
Mortgage loans on real estate                                  751         --          --
Investment real estate                                        (668)       186        (221)
Other long-term investments                                     --     (3,500)     (1,345)
Short-term investments                                         130         --          --
Securities and indebtedness of related parties               1,375      1,310        (582)
Notes receivable and other                                      (4)        --          28
                                                          -------------------------------
Realized losses on investments                            $(15,872)  $(26,185)  $  (1,976)
                                                          ===============================
UNREALIZED
Fixed maturities:
  Held for investment                                     $     --   $  5,976   $ (26,009)
  Available for sale                                        93,729     52,360    (162,518)
Equity securities                                            2,562        954       1,500
                                                          -------------------------------
Change in unrealized appreciation/depreciation of
  investments                                             $ 96,291   $ 59,290   $(187,027)
                                                          ===============================

An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:

                                                             GROSS      GROSS
                                                AMORTIZED   REALIZED   REALIZED
                                                  COST       GAINS      LOSSES    PROCEEDS
                                                ------------------------------------------
                                                          (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2001
Scheduled principal repayments and calls--
  available for sale                            $404,029     $   --    $    --    $404,029
Sales--available for sale                        143,954      3,957     (6,180)    141,731
                                                ------------------------------------------
    Total                                       $547,983     $3,957    $(6,180)   $545,760
                                                ==========================================
YEAR ENDED DECEMBER 31, 2000
Scheduled principal repayments and calls:
  Available for sale                            $ 85,905     $   --    $    --    $ 85,905
  Held for investment                             55,846         --         --      55,846
Sales--available for sale                        107,235      3,398     (6,949)    103,684
                                                ------------------------------------------
    Total                                       $248,986     $3,398    $(6,949)   $245,435
                                                ==========================================
YEAR ENDED DECEMBER 31, 1999
Scheduled principal repayments and calls:
  Available for sale                            $150,696     $   --    $    --    $150,696
  Held for investment                            154,700         --         --     154,700
Sales--available for sale                         70,789      3,904       (859)     73,834
                                                ------------------------------------------
    Total                                       $376,185     $3,904    $  (859)   $379,230
                                                ==========================================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENT OPERATIONS (CONTINUED)
Realized losses on fixed maturities totaling $14.5 million in 2001, $18.5 million in 2000 and $5.2 million in 1999 were incurred as a result of writedowns for other than temporary impairment of fixed maturity securities. During 2001, realized losses include $8.4 million related to the sale and impairments from our ownership in Enron-related securities.

Income taxes include a credit of $5.6 million in 2001, $9.2 million in 2000 and $0.7 million in 1999 for the tax effect of realized losses on investments.

OTHER

We have a common stock investment in American Equity's parent, American Equity Investment Life Holding Company, valued at $26.7 million at December 31, 2001 and $13.9 million at December 20, 2000. American Equity underwrites and markets life insurance and annuity products throughout the United States. The investment is accounted for using the equity method and is included in the securities and indebtedness of related parties line on the consolidated balance sheets. Due to the timing of the availability of financial information, during 2000 we switched from recording our share of American Equity's results from a current basis to one quarter in arrears. The financial information presented is as of or for the twelve months ended September 30, 2001, the nine months ended September 30, 2000 and the twelve months ended December 31, 1999. The impact of this change on our financial statements was not material. The carrying value of our common stock investment in American Equity Investment Life Holding Company includes goodwill totaling $4.7 million in 2001 and $5.0 million in 2000. In addition to the common stock, during 1999 we acquired $2.3 million in preferred stock issued by American Equity.

Summarized financial information for American Equity Investment Life Holding Company and our common stock ownership percentage is as follows:

                                                                     AS OF OR FOR THE PERIOD ENDED
                                                            -----------------------------------------------
                                                            SEPTEMBER 30,    SEPTEMBER 30,    DECEMBER 31,
                                                                 2001             2000            1999
                                                            -----------------------------------------------
                                                                        (DOLLARS IN THOUSANDS)
Total investments                                             $3,652,481       $1,922,419      $1,453,423
Total assets                                                   4,194,531        2,327,891       1,717,619
Long-term debt                                                   112,535          105,963          82,719
Total liabilities                                              4,016,561        2,128,436       1,584,313
Minority interest                                                 99,894           99,373          98,982
Total revenues                                                   145,897           83,256          79,811
Income from continuing operations                                  7,653            2,729           2,443
Net income                                                         6,854            2,729           2,443
Percentage ownership of common stock                                32.3%            32.3%           33.2%

We reported equity income (loss), net of tax, from APEX Investment Fund III, an equity investee that operates in the investment company industry, totaling ($1.2) million in 2001, $7.7 million in 2000 and $1.5 million in 1999. Summarized financial information for APEX Investment Fund III is as follows:

                                                              AS OF OR FOR THE PERIOD ENDED
                                                                      SEPTEMBER 30,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Total investments                                             $ 41,392   $ 99,747   $70,343
Total net assets                                                44,674    101,286    72,601
Total revenues                                                     309    291,707    69,868
Income (loss) from continuing operations                       (45,882)   290,436    68,446
Net income (loss)                                              (45,882)   290,436    68,446
Percentage ownership of partners' capital                          4.0%       4.1%      4.0%

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENT OPERATIONS (CONTINUED)
Equity investees distributed to us equity securities with a fair value totaling $2.8 million in 2001 and $14.5 million in 2000. Also during 2000, we received an interest in ten real estate properties with a fair value of $5.0 million in satisfaction of a fixed maturity security that had been in default. These transactions were treated as noncash items for purposes of the statements of cash flow.

At December 31, 2001, affidavits of deposits covering investments with a carrying value totaling $4,030.0 million were on deposit with state agencies to meet regulatory requirements.

At December 31, 2001, we had committed to provide additional funding for mortgage loans on real estate aggregating $30.8 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2001 include real estate, fixed maturities, mortgage loans and other long-term investments totaling $6.7 million.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2001.

4.  FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.

EQUITY SECURITIES: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

MORTGAGE LOANS ON REAL ESTATE AND POLICY LOANS: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.

OTHER LONG-TERM INVESTMENTS: The fair values for investment deposits are estimated by discounting expected cash flows using interest rates currently being offered for similar investments.

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

SECURITIES AND INDEBTEDNESS OF RELATED PARTIES: Fair values for loans and advances are estimated by discounting expected cash flows using interest rates currently being offered for similar investments. As

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED) allowed by Statement No. 107, fair values are not assigned to investments accounted for using the equity method.

REINSURANCE RECOVERABLE: Reinsurance recoverable relating to our portion of the call options used to fund index credits on the equity-indexed annuities assumed from American Equity is reported at fair value. Fair value is determined using quoted market prices. We are not required to estimate fair value for the remainder of the reinsurance recoverable balance.

ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our consolidated balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities, deposit administration funds and supplementary contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

LONG-TERM DEBT: The fair values for long-term debt are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements.

LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

                                                                    DECEMBER 31,
                                                  -------------------------------------------------
                                                           2001                      2000
                                                  -----------------------   -----------------------
                                                   CARRYING       FAIR       CARRYING       FAIR
                                                    VALUE        VALUE        VALUE        VALUE
                                                  -------------------------------------------------
                                                               (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities:
  Held for investment                             $       --   $       --   $  284,253   $  288,661
  Available for sale                               3,656,741    3,656,741    2,033,345    2,033,345
Equity securities                                     39,733       39,733       30,781       30,781
Mortgage loans on real estate                        385,307      389,199      321,862      311,175
Policy loans                                         181,054      205,114      125,987      143,469
Other long-term investments                            1,306        1,306        1,318        1,318
Cash and short-term investments                      280,902      280,902       52,519       52,519
Securities and indebtedness of related parties           887          967        1,067        1,088
Reinsurance recoverable                                9,007        9,007           --           --
Assets held in separate accounts                     356,448      356,448      327,407      327,407

LIABILITIES
Future policy benefits                            $1,853,934   $1,768,792   $  984,441   $  969,323
Other policyholders' funds                           373,022      373,022      251,172      251,172
Long-term debt                                        40,000       40,000       40,000       40,000
Liabilities related to separate accounts             356,448      345,371      327,407      317,838

5.  REINSURANCE AND POLICY PROVISIONS

REINSURANCE

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5. REINSURANCE AND POLICY PROVISIONS (CONTINUED) reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.1 million of coverage per individual life. We do not use financial or surplus relief reinsurance. Life insurance in force ceded on a consolidated basis totaled $4,772.5 million (16.8% of direct life insurance in force) at December 31, 2001 and $2,059.0 million (9.1% of direct life insurance in force) at December 31, 2000.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

In addition to the cession of risks in excess of specific retention limits, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Furthermore, we participate with various unaffiliated life insurance companies in a reinsurance pool to mitigate the impact of a catastrophic event on our financial position and results of operations. Members of the pool share in the eligible catastrophic losses based on their size and contribution to the pool. Under the pool arrangement, we are able to cede catastrophic losses after other reinsurance and a deductible of $0.4 million, subject to a pool cap of $125.0 million per event. We accrued $1.6 million for anticipated losses from this pool resulting from the terrorist acts on September 11, 2001.

Effective September 1, 2001, we entered into a 100% coinsurance agreement to reinsure our individual disability income business acquired in the Kansas Farm Bureau Life acquisition with an unaffiliated insurer. Effective September 1, 2000, we entered into a similar arrangement with the same insurer to reinsure our individual disability income business in force at that time. At
September 1, 2001, the related accident and health reserves totaled $14.4 million, deferred policy acquisition costs totaled $0.7 million and value of insurance in force acquired totaled $3.1 million. At September 1, 2000, the related accident and health reserves totaled $43.6 million and deferred acquisition costs totaled $11.8 million. We settled these transactions by transferring cash and investments equal to the reserves on the business. In addition, we received cash totaling $3.0 million in 2001 and $11.1 million in 2000 as consideration for the transactions. A loss of $0.8 million in 2001 and $0.7 million in 2000 on the transactions has been deferred and is being recognized over the term of the underlying policies.

In total, insurance premiums and product charges have been reduced by $22.1 million in 2001, $9.5 million in 2000 and $5.3 million in 1999 and insurance benefits have been reduced by $13.7 million in 2001, $6.2 million in 2000 and $2.4 million in 1999 as a result of cession agreements.

During 2001, we entered into a coinsurance agreement with American Equity whereby we assumed 70% of certain fixed and equity-indexed annuity business written by American Equity from August 1, 2001 to December 31, 2001. The agreement also provides for reinsuring 40% of certain new annuity business written by American Equity during 2002 and 2003. The reinsurance of the business written prior to October 1, 2001 is accounted for as the acquisition of an in force block of business on October 1, 2001. With the reinsurance of the in force block, we recorded cash and reinsurance recoverable totaling $120.4 million, deferred acquisition costs of $18.3 million and policy liabilities of $138.7 million.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  REINSURANCE AND POLICY PROVISIONS (CONTINUED)
Effective May 1, 2001, we entered into a coinsurance agreement with NTL whereby we assumed 90% of NTL's traditional life, universal life and annuity business in force. In addition, we agreed to assume 50% of NTL's traditional life, universal life and annuity business issued after May 1, 2001. We received investments and other assets in consideration for the policy liabilities assumed. Assets and liabilities recorded in connection with this agreement as of May 1, 2001 were as follows (dollars in thousands):

ASSETS                                             LIABILITIES
Investments                          $299,252      Policy liabilities and accruals      $324,592
Cash                                      340      Other policyholder funds               11,872
Deferred policy acquisition costs      32,539      Other liabilities                         715
Other assets                            5,048
                                     --------                                           --------
    Total                            $337,179      Total                                $337,179
                                     ========                                           ========

In addition to these reinsurance assumption agreements, we also assume variable annuity business from American Equity and another alliance partner through modified coinsurance arrangements.

Life insurance in force assumed on a consolidated basis totaled $3,784.2 million (13.8% of total life insurance in force) at December 31, 2001 and $2.4 million (less than 0.1% of total life insurance in force) at December 31, 2000. In total, premiums and product charges assumed totaled $11.3 million in 2001, $0.1 million in 2000 and less than $0.1 million in 1999. Insurance benefits assumed totaled $9.0 million in 2001.

POLICY PROVISIONS

Unpaid claims on accident and health policies (principally disability income products) include amounts for losses and related adjustment expense and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

The activity in the liability for unpaid claims and related adjustment expense, net of reinsurance, is summarized as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Unpaid claims liability, net of related reinsurance, at
  beginning of year                                           $ 1,302    $20,433    $20,706
Claim reserves resulting from acquisition                       1,494         --         --
Add:
  Provision for claims occurring in the current year              378      6,087      6,630
  Change in estimated expense for claims occurring in the
    prior years                                                   719     (1,756)    (1,417)
                                                              ------------------------------
Incurred claim expense during the current year                  1,097      4,331      5,213
Deduct expense payments for claims occurring during:
  Current year                                                    563      1,711      2,274
  Prior years                                                   1,312      2,680      3,212
Deduct claim reserves transferred under 100% coinsurance
  arrangement                                                   1,252     19,071         --
                                                              ------------------------------
                                                                3,127     23,462      5,486
                                                              ------------------------------
Unpaid claims liability, net of related reinsurance, at end
  of year                                                         766      1,302     20,433
Active life reserve                                               130        176     19,705
                                                              ------------------------------
Net accident and health reserves                                  896      1,478     40,138
Reinsurance ceded                                              63,836     46,456        853
                                                              ------------------------------
Gross accident and health reserves                            $64,732    $47,934    $40,991
                                                              ==============================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  REINSURANCE AND POLICY PROVISIONS (CONTINUED)
We develop reserves for unpaid claims by using industry mortality and morbidity data. One year development on prior year reserves represents our experience being more or less favorable than that of the industry. Over time, we expect our experience with respect to disability income business to be comparable to that of the industry. A certain level of volatility in development is inherent in these reserves since the underlying block of business is relatively small.

An analysis of the value of insurance in force acquired is as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Excluding impact of net unrealized investment gains and
  losses:
  Balance at beginning of year                                $13,993    $14,854    $15,839
  Addition resulting from acquisition                          51,865         --         --
  Accretion of interest during the year                         3,886        823        877
  Reduction resulting from coinsurance agreement               (3,143)        --         --
  Amortization of asset                                        (7,518)    (1,684)    (1,862)
                                                              ------------------------------
Balance prior to impact of net unrealized investment gains
  and losses                                                   59,083     13,993     14,854
Impact of net unrealized investment gains and losses           (8,954)       271      1,040
                                                              ------------------------------
Balance at end of year                                        $50,129    $14,264    $15,894
                                                              ==============================

Net amortization of the value of insurance in force acquired, based on expected future gross profits/ margins, for the next five years and thereafter is expected to be as follows: 2002 -- $3.0 million; 2003 -- $3.0 million; 2004 -- $2.9 million; 2005 -- $2.9 million; 2006 -- $2.7 million; and thereafter, through 2023 -- $44.6 million.

6.  INCOME TAXES

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6.  INCOME TAXES (CONTINUED)
Income tax expenses (credits) are included in the consolidated financial statements as follows:

                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------
                                                               2001       2000       1999
                                                             ------------------------------
                                                                 (DOLLARS IN THOUSANDS)
Taxes provided in consolidated statements of income on:
  Income before equity income and cumulative effect of
    change in accounting principle:
    Current                                                  $15,438    $ 6,477    $ 23,990
    Deferred                                                   3,635      6,738       1,696
                                                             ------------------------------
                                                              19,073     13,215      25,686
  Equity income:
    Current                                                      137      6,476       2,010
    Deferred                                                      --         92         128
                                                             ------------------------------
                                                                 137      6,568       2,138
Cumulative effect of change in accounting for derivative
  instruments--deferred                                          185         --          --
Taxes provided in consolidated statement of changes in
  stockholder's equity:
  Cumulative effect of change in accounting for derivative
    instruments--deferred                                      1,480         --          --
  Change in net unrealized investment
    gains/losses--deferred                                    31,736     14,803     (53,810)
    Adjustment resulting from capital transaction of equity
      investee--deferred                                          --         19          --
                                                             ------------------------------
                                                              33,216     14,822     (53,810)
                                                             ------------------------------
                                                             $52,611    $34,605    $(25,986)
                                                             ==============================

The effective tax rate on income from continuing operations before income taxes, equity income and cumulative effect of change in accounting principle is different from the prevailing federal income tax rate as follows:

                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------
                                                               2001       2000       1999
                                                             ------------------------------
                                                                 (DOLLARS IN THOUSANDS)
Income from continuing operations before income taxes,
  equity income and cumulative effect of change in
  accounting principle                                       $58,727    $38,227    $75,640
                                                             ==============================
Income tax at federal statutory rate (35%)                   $20,554    $13,379    $26,474
Tax effect (decrease) of:
  Gain on dividend of home office properties                    (369)      (369)      (369)
  Tax-exempt dividend and interest income                     (1,068)    (1,131)      (823)
  State income taxes                                             360        382         --
  Other items                                                   (404)       954        404
                                                             ------------------------------
Income tax expense                                           $19,073    $13,215    $25,686
                                                             ==============================

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6.  INCOME TAXES (CONTINUED)
The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2001         2000
                                                              -----------------------
                                                              (DOLLARS IN THOUSANDS)
Deferred income tax liabilities:
  Fixed maturity and equity securities                         $ 22,572     $     --
  Deferred policy acquisition costs                              99,265       71,451
  Value of insurance in force acquired                           17,428        4,992
  Other                                                          14,231       10,654
                                                              -----------------------
                                                                153,496       87,097
Deferred income tax assets:
  Fixed maturity and equity securities                               --       (5,973)
  Future policy benefits                                        (69,424)     (42,378)
  Accrued dividends                                              (2,160)      (2,854)
  Accrued pension costs                                         (11,735)      (8,106)
  Other                                                         (12,820)     (13,262)
                                                              -----------------------
                                                                (96,139)     (72,573)
                                                              -----------------------
Deferred income tax liability                                  $ 57,357     $ 14,524
                                                              =======================

Prior to 1984, a portion of our current income was not subject to current income taxation, but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in this account at December 31, 2001 was $11.9 million. Should the policyholders' surplus account exceed the limitation prescribed by federal income tax law, or should distributions be made by us to our stockholder in excess of $523.0 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes of $4.2 million have not been provided on amounts included in this memorandum account.

7.  CREDIT ARRANGEMENTS

We have a note payable to the Federal Home Loan Bank (FHLB) totaling $40.0 million at December 31, 2001 and 2000. The note is due September 17, 2003, and interest on the note is charged at a variable rate equal to the London Interbank Offered Rate less 0.0475% (1.85% at December 31, 2001 and 6.50% at December 31,
2000). At December 31, 2001, fixed maturity securities with a carrying value of $44.4 million are on deposit with the FHLB as collateral for the note. As an investor in the FHLB, we have the ability to borrow an additional $38.9 million from the FHLB at December 31, 2001 with appropriate increased collateral deposits.

FBL Financial Group, Inc. has extended a line of credit to us in the amount of $75.0 million. Interest on any borrowings under this arrangement is charged at a rate equal to the prime rate of a national bank. No borrowings have been made on this line of credit.

8.  RETIREMENT AND COMPENSATION PLANS

We participate with several affiliates in various defined benefit plans covering substantially all of our employees. The benefits of these plans are based primarily on years of service and employees' compensation. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $4.2 million in 2001, $3.9 million in 2000 and $3.7 million in 1999.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.  RETIREMENT AND COMPENSATION PLANS (CONTINUED)
We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial
Group, Inc. stock in amounts equal to 50% of an employee's contributions up to 4% of the annual salary contributed by the employees. Beginning in 2002, we will contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee's contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee's contributions between 2% and 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Related expense totaled $0.4 million in 2001 and $0.3 million in 2000 and 1999.

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Furthermore, during a portion of 2001 we offered certain retiree health benefits to employees and retirees formerly employed by Kansas Farm Bureau Life. During 2001, we discontinued offering this benefit to active employees and wrote off the related liability. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense (benefit) aggregated ($0.5) million for 2001 and less than $0.1 million for 2000 and 1999.

9.  MANAGEMENT AND OTHER AGREEMENTS

We share certain office facilities and services with the Iowa Farm Bureau Federation, the majority owner of FBL Financial Group, Inc., and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel and other operating costs.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $2.5 million in 2001, $1.6 million in 2000 and $1.0 million in 1999.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $2.7 million during 2001 and 2000 and $2.3 million during 1999 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $4.3 million during 2001, $3.8 million during 2000 and $4.0 million during 1999 relating to these services.

We have marketing agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Mutual Insurance Company and other affiliates. Under the marketing agreements, the property-casualty companies are responsible for development and management of our agency force for a fee equal to a percentage of commissions on first year life insurance premiums and annuity deposits. We paid $6.2 million in 2001, $6.0 million in 2000 and $5.0 million in 1999 to the property-casualty companies under these arrangements.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9.  MANAGEMENT AND OTHER AGREEMENTS (CONTINUED)
We are licensed by the Iowa Farm Bureau Federation to use the "Farm Bureau" and "FB" designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.5 million in 2001, $0.7 million in 2000 and $0.9 million in 1999. The expense set forth above in 2001 is before the recovery of $1.0 million in overpayment of royalties in prior years under the terms of the royalty contract. We have similar arrangements with Farm Bureau organizations in other states in our market territory. Total royalty expense to Farm Bureau organizations other than the Iowa Farm Bureau Federation totaled $1.0 million in 2001, $1.2 million in 2000 and $1.0 million in 1999.

10. COMMITMENTS AND CONTINGENCIES

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2001, management is not aware of any claims for which a material loss is reasonably possible.

Effective January 1, 2001, we switched our insurance coverage for employee health and welfare claims from indemnity insurance primarily to self-insurance. However, claims in excess of self-insurance levels are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2001 are as follows: 2002 -- $1.5 million; 2003 -- $1.7 million; 2004 -- $1.7 million; 2005 -- $1.7 million; 2006 -- $1.7 million and thereafter, through 2013 -- $11.7 million. Rent expense for the lease totaled $2.2 million in 2001, $2.3 million in 2000 and $1.8 million in 1999. These amounts are net of $1.1 million in 2001, 2000 and 1999 in amortization of a deferred gain on the transfer of the home office properties. The deferred gain totaled $11.9 million at December 31, 2001 and $12.9 million at December 31, 2000.

We have extended a line of credit in the amount of $0.5 million to Western Computer Services, Inc., an affiliate. Interest on this agreement is equal to the prime rate of a national bank and payable monthly. There was $0.2 million at December 31, 2001 and 2000 outstanding on the line of credit.

We have also extended a line of credit in the amount of $40.0 million to FBL Leasing Services, Inc. Interest on this agreement is charged at a variable rate equal to the London Interbank Offered Rate plus 0.0025% (1.90% at December 31, 2001 and 6.55% at December 31, 2000). There was $20.6 million outstanding on the line of credit at December 31, 2001 and $30.4 million at December 31, 2000. Interest income on the line of credit totaled $1.2 million during 2001, $2.1 million during 2000 and $1.3 million during 1999.

In connection with a lease between an affiliate and a third party, we have entered into an agreement whereby we guarantee payments under the lease terms up to $0.3 million. At December 31, 2001 and 2000, we assessed the probability and amount of payment and determined no accrual was necessary.

11. STATUTORY INFORMATION

Our financial statements and the financial statements of our insurance subsidiaries differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is segregated into held-for-investment (carried at amortized cost) and available-for-sale (carried at fair value) classifications rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred;
(c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

11. STATUTORY INFORMATION (CONTINUED)
policy benefit reserves on certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (f) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (g) certain deferred tax assets, agents' balances and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized for all employees in accordance with Statement No. 87, "Employers' Accounting for Pensions" rather than for vested employees only;
(j) the financial statements of subsidiaries are consolidated with those of the insurance subsidiary; and (k) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income, not including subsidiaries, as determined in accordance with statutory accounting practices, was $14.2 million in 2001, $29.1 million in 2000 and $39.8 million in 1999. Our statutory net gain from operations, which excludes realized gains and losses, totaled $28.1 million in 2001, $49.9 million in 2000 and $40.6 million in 1999. Our total statutory capital and surplus was $378.2 million at December 31, 2001 and $311.9 million at December 31, 2000. Our statutory capital and surplus decreased $1.3 million during 2001 due to the adoption of the accounting changes resulting from the codification of statutory accounting principles.

Net income (loss) of our insurance subsidiaries, as determined in accordance with statutory accounting practices, was ($23.0) million in 2001, ($0.2) million in 2000 and $0.6 million in 1999. Our subsidiaries' net loss for 2001 is primarily attributable to the payment of ceding commissions on the NTL and American Equity coinsurance transactions. Total statutory capital and surplus for our insurance subsidiaries was $43.7 million at December 31, 2001 and $36.8 million at December 31, 2000.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa insurance commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. During 2002, we could pay dividends to our parent company of approximately $37.8 million without prior approval of insurance regulatory authorities.

12. SEGMENT INFORMATION

Prior to January 1, 2001, our life insurance segment was our only reportable operating segment. The life insurance segment included activities related to the sale of life insurance, annuities and accident and health insurance products. Operations were aggregated into the same segment due to the similarity of the products, including the underlying economic characteristics, the method of distribution and the regulatory environment. During the first quarter of 2001, a financial reporting project to refine our line of business detail was completed. With the availability of more detailed line of business information, management now utilizes financial information regarding products that are aggregated into three product segments. These segments are (1) traditional annuity,
(2) traditional and universal life insurance and (3) variable. We also have corporate capital that is aggregated into a corporate and other segment.

The traditional annuity segment consists of traditional annuities, equity-indexed annuities and supplementary contracts (some of which involve life contingencies). Traditional annuities and equity-indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Traditional annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With traditional

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12. SEGMENT INFORMATION (CONTINUED)
annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With equity-indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to the greater of a guaranteed interest rate or a percentage of the gain in a specified market index.

The traditional and universal life insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The corporate and other segment consists primarily of accident and health insurance products (primarily long-term disability income insurance) and corporate items that do not meet the quantitative threshold for separate segment reporting.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12. SEGMENT INFORMATION (CONTINUED)
Financial information concerning our operating segments is as follows. Information for the years 2000 and 1999 has been restated to conform to the new segment presentation.

                                                            YEAR ENDED DECEMBER 31,
                                                      ------------------------------------
                                                         2001         2000         1999
                                                      ------------------------------------
                                                             (DOLLARS IN THOUSANDS)
Operating revenues:
  Traditional annuity                                 $  128,738   $   91,661   $   96,769
  Traditional and universal life                         295,045      222,458      223,908
  Variable                                                40,565       36,251       30,339
  Corporate and other                                     10,290       23,006       25,894
                                                      ------------------------------------
                                                         474,638      373,376      376,910
Realized losses on investments (A)                       (16,090)     (26,047)      (1,930)
                                                      ------------------------------------
  Consolidated revenues                               $  458,548   $  347,329   $  374,980
                                                      ====================================
Net investment income:
  Traditional annuity                                 $  126,784   $   90,490   $   95,869
  Traditional and universal life                         141,611      106,867      109,158
  Variable                                                10,198        9,007        7,417
  Corporate and other                                      6,583       12,549       12,596
                                                      ------------------------------------
    Consolidated                                      $  285,176   $  218,913   $  225,040
                                                      ====================================
Depreciation and amortization:
  Traditional annuity                                 $    1,471   $    1,115   $    1,344
  Traditional and universal life                           3,586        2,989        2,446
  Variable                                                   428          669          219
  Corporate and other                                      1,312          683        1,678
                                                      ------------------------------------
    Consolidated                                      $    6,797   $    5,456   $    5,687
                                                      ====================================
Pre-tax operating income from continuing operations:
  Traditional annuity                                 $   20,153   $   15,632   $   18,731
  Traditional and universal life                          49,106       43,967       48,424
  Variable                                                 4,898          789        1,254
  Corporate and other                                     (1,170)      21,036       15,147
                                                      ------------------------------------
                                                          72,987       81,424       83,556
Income taxes on operating income                         (24,064)     (28,335)     (28,456)
Realized losses on investments, net (A)                   (9,015)     (15,882)      (1,174)
                                                      ------------------------------------
    Consolidated income from continuing operations    $   39,908   $   37,207   $   53,926
                                                      ====================================
Assets:
  Traditional annuity                                 $2,374,426   $1,243,475   $1,286,237
  Traditional and universal life                       2,227,505    1,606,420    1,581,037
  Variable                                               633,417      564,051      460,890
  Corporate and other                                    312,241      287,943      314,246
                                                      ------------------------------------
                                                       5,547,589    3,701,889    3,642,410
Unrealized gains (losses) on investments, net (A)         60,303      (32,496)     (73,463)
Other classification adjustments                         (20,354)     (14,953)     (10,581)
                                                      ------------------------------------
    Consolidated assets                               $5,587,538   $3,654,440   $3,558,366
                                                      ====================================

------------------------

(A) Amounts are net of adjustments, as applicable, to amortization of unearned reserves, deferred policy acquisition costs, value of insurance in-force acquired and income taxes attributable to gains and losses on investments.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12. SEGMENT INFORMATION (CONTINUED)
We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are analyzed net of any transactions between the segments.

Our investment in equity method investees and the related equity income are attributable to the corporate and other segment. Interest expense and expenditures for long-lived assets were not significant during the periods presented above. Depreciation and amortization are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the corporate and other segment.

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $672.1 million in 2001. Total premiums collected include $280.0 million assumed from American Equity, $13.3 million assumed from NTL and $378.7 million written in our core Farm Bureau marketing territory or through a variable alliance partner. Excluding reinsurance assumed, our total life and annuity collected premiums for 2001 are concentrated in the following core Farm Bureau distribution states -- Iowa (29%), Kansas (22%) and Oklahoma (9%).

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES

    The following tables illustrate how the death benefits, Accumulated Value and Surrender Values of a Policy may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 4%, 8% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy will be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 4%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.


    The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.80% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year and takes into account current expense reimbursement arrangements. The fees and expenses of each Investment Option vary, and in 2001 the total fees and expenses ranged from an annual rate of 0.28% to an annual rate of 1.15% of average daily net assets. For information on Investment Option expenses, see "SUMMARY AND DIAGRAM OF THE POLICY" and the prospectuses for the Investment Options.


    The tables reflect deduction of the premium expense charge, the monthly policy expense charges, the monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Joint Insureds. The Surrender Values illustrated in the tables also reflect deduction of applicable surrender charges. The charges the Company may assess are reflected in separate tables on each of the following pages.


    Applying the current charges and the average Investment Option fees and expenses of 0.80% of average net assets, the gross annual rates of investment return of 0%, 4%, 8% and 12% would produce net annual rates of return of (1.70)%, 2.30%, 6.30% and 10.30, respectively. If any Investment Option's expense reimbursement arrangement was discontinued, the average Investment Option fees and expenses would be higher and the resulting net annual rates of return would be lower.


    The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Accumulated Value illustrated. (See "FEDERAL TAX MATTERS.")

    The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial withdrawals or transfers have been made.

    For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                      *  *  *


    Upon request, the Company will provide a comparable illustration based upon the proposed Joint Insureds' age, sex and underwriting class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                      JOINT EQUAL AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
          INITIAL SPECIFIED AMOUNT $250,000--ANNUAL PREMIUM OF $2,165
                           NON-TOBACCO PREMIUM CLASS


                               ASSUMING 0% HYPOTHETICAL GROSS RETURN,    ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                GUARANTEED MAXIMUM COST OF INSURANCE    NON-GUARANTEED CURRENT COST OF INSURANCE
                                  CHARGES, AND GUARANTEED MAXIMUM         CHARGES, AND NON-GUARANTEED CURRENT
                                          EXPENSE CHARGES                           EXPENSE CHARGES
                  PREMIUMS    ----------------------------------------  ----------------------------------------
    END OF       ACCUMULATED  END OF YEAR   END OF YEAR   END OF YEAR   END OF YEAR   END OF YEAR   END OF YEAR
    POLICY          AT 5%     ACCUMULATED    SURRENDER       DEATH      ACCUMULATED    SURRENDER       DEATH
     YEAR         PER YEAR       VALUE         VALUE        BENEFIT        VALUE         VALUE        BENEFIT
---------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
      1........   $  2,273       $ 1,069       $     0      $251,069       $ 1,350       $     0      $251,350
      2........      4,660         2,671             0       252,671         3,083             0       253,083
      3........      7,166         4,209             0       254,209         4,772             0       254,772
      4........      9,798         5,675           155       255,675         6,415           895       256,415
      5........     12,561         7,060         2,238       257,060         8,010         3,187       258,010
      6........     15,462         8,354         4,259       258,354         9,551         5,456       259,551
      7........     18,509         9,543         6,203       259,543        11,035         7,695       261,035
      8........     21,708        10,608         8,053       260,608        12,456         9,901       262,456
      9........     25,066        11,523         9,783       261,523        13,808        12,068       263,808
     10........     28,593        12,263        11,376       262,263        15,085        14,197       265,085
     15........     49,053        12,183        12,183       262,183        19,875        19,875       269,875
     20........     75,167           556           556       250,556        19,954        19,954       269,954
     25........    108,496             *             *             *        10,163        10,163       260,163
     30........          *             *             *             *             *             *             *
     35........          *             *             *             *             *             *             *
     40........          *             *             *             *             *             *             *
     45........          *             *             *             *             *             *             *
     50........          *             *             *             *             *             *             *
     55........          *             *             *             *             *             *             *
     60........          *             *             *             *             *             *             *
 Age 65........     28,593        12,263        11,376       262,263        15,085        14,197       265,085
 Age 70........     49,053        12,183        12,183       262,183        19,875        19,875       269,875
Age 115........          *             *             *             *             *             *             *


--------------------------
* In the absence of an additional premium, the policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATE OF RETURN MAY BE MORE OR LESS THAN THAT SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.


THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAT THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO A NET ANNUAL RATE OF RETURN OF (1.70)%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                      JOINT EQUAL AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
          INITIAL SPECIFIED AMOUNT $250,000--ANNUAL PREMIUM OF $2,165
                           NON-TOBACCO PREMIUM CLASS


                              ASSUMING 4% HYPOTHETICAL GROSS RETURN, GUARANTEED     ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                              MAXIMUM COST OF INSURANCE CHARGES, AND GUARANTEED  GUARANTEED CURRENT COST OF INSURANCE CHARGES, AND
                                           MAXIMUM EXPENSE CHARGES                    NON-GUARANTEED CURRENT EXPENSE CHARGES
                  PREMIUMS    -------------------------------------------------  -------------------------------------------------
    END OF       ACCUMULATED    END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR
    POLICY          AT 5%       ACCUMULATED       SURRENDER          DEATH         ACCUMULATED       SURRENDER          DEATH
     YEAR         PER YEAR         VALUE            VALUE           BENEFIT           VALUE            VALUE           BENEFIT
---------------  -----------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
      1........   $  2,273        $ 1,129          $     0         $251,129          $ 1,417          $     0          $251,417
      2........      4,660          2,848                0          252,848            3,281                0           253,281
      3........      7,166          4,569                0          254,569            5,173                0           255,173
      4........      9,798          6,282              762          256,282            7,092            1,572           257,092
      5........     12,561          7,979            3,156          257,979            9,033            4,210           259,033
      6........     15,462          9,645            5,550          259,645           10,992            6,897           260,992
      7........     18,509         11,264            7,924          261,264           12,964            9,624           262,964
      8........     21,708         12,813           10,258          262,813           14,944           12,389           264,944
      9........     25,066         14,265           12,525          264,265           16,923           15,183           266,923
     10........     28,593         15,587           14,700          265,587           18,893           18,006           268,893
     15........     49,053         18,811           18,811          268,811           28,084           28,084           278,084
     20........     75,167          9,813            9,813          259,813           33,668           33,668           283,668
     25........    108,496              *                *                *           29,135           29,135           279,135
     30........    151,032              *                *                *            3,321            3,321           253,321
     35........          *              *                *                *                *                *                 *
     40........          *              *                *                *                *                *                 *
     45........          *              *                *                *                *                *                 *
     50........          *              *                *                *                *                *                 *
     55........          *              *                *                *                *                *                 *
     60........          *              *                *                *                *                *                 *
 Age 65........     28,593         15,587           14,700          265,587           18,893           18,006           268,893
 Age 70........     49,053         18,811           18,811          268,811           28,084           28,084           278,084
Age 115........          *              *                *                *                *                *                 *


--------------------------
* In the absence of an additional premium, the policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATE OF RETURN MAY BE MORE OR LESS THAN THAT SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.


THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAT THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO A NET ANNUAL RATE OF RETURN OF 2.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                      JOINT EQUAL AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
          INITIAL SPECIFIED AMOUNT $250,000--ANNUAL PREMIUM OF $2,165
                           NON-TOBACCO PREMIUM CLASS


                              ASSUMING 8% HYPOTHETICAL GROSS RETURN, GUARANTEED     ASSUMING 8% HYPOTHETICAL GROSS RETURN, NON-
                              MAXIMUM COST OF INSURANCE CHARGES, AND GUARANTEED  GUARANTEED CURRENT COST OF INSURANCE CHARGES, AND
                                           MAXIMUM EXPENSE CHARGES                    NON-GUARANTEED CURRENT EXPENSE CHARGES
                  PREMIUMS    -------------------------------------------------  -------------------------------------------------
    END OF       ACCUMULATED    END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR
    POLICY          AT 5%       ACCUMULATED       SURRENDER          DEATH         ACCUMULATED       SURRENDER          DEATH
     YEAR         PER YEAR         VALUE            VALUE           BENEFIT           VALUE            VALUE           BENEFIT
---------------  -----------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
      1........   $  2,273        $ 1,190          $     0         $251,190          $ 1,484          $     0          $251,484
      2........      4,660          3,031                0          253,031            3,485                0           253,485
      3........      7,166          4,949                0          254,949            5,596                0           255,596
      4........      9,798          6,940            1,420          256,940            7,823            2,303           257,823
      5........     12,561          8,999            4,176          258,999           10,169            5,346           260,169
      6........     15,462         11,117            7,022          261,117           12,635            8,540           262,635
      7........     18,509         13,281            9,941          263,281           15,224           11,884           265,224
      8........     21,708         15,472           12,917          265,472           17,937           15,382           267,937
      9........     25,066         17,666           15,926          267,666           20,773           19,033           270,773
     10........     28,593         19,831           18,943          269,831           23,734           22,846           273,734
     15........     49,053         28,746           28,746          278,746           40,121           40,121           290,121
     20........     75,167         27,090           27,090          277,090           57,221           57,221           307,221
     25........    108,496              *                *                *           68,630           68,630           318,630
     30........    151,032              *                *                *           61,379           61,379           311,379
     35........    205,321              *                *                *           15,221           15,221           265,221
     40........          *              *                *                *                *                *                 *
     45........          *              *                *                *                *                *                 *
     50........          *              *                *                *                *                *                 *
     55........          *              *                *                *                *                *                 *
     60........          *              *                *                *                *                *                 *
 Age 65........     28,593         19,831           18,943          269,831           23,734           22,846           273,734
 Age 70........     49,053         28,746           28,746          278,746           40,121           40,121           290,121
Age 115........          *              *                *                *                *                *                 *


--------------------------
* In the absence of an additional premium, the policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATE OF RETURN MAY BE MORE OR LESS THAN THAT SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.


THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAT THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO A NET ANNUAL RATE OF RETURN OF 6.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                      JOINT EQUAL AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
          INITIAL SPECIFIED AMOUNT $250,000--ANNUAL PREMIUM OF $2,165
                           NON-TOBACCO PREMIUM CLASS

                               ASSUMING 12% HYPOTHETICAL GROSS RETURN, GUARANTEED
                               MAXIMUM COST OF INSURANCE CHARGES, AND GUARANTEED
                                            MAXIMUM EXPENSE CHARGES
                  PREMIUMS    ----------------------------------------------------
    END OF       ACCUMULATED    END OF YEAR       END OF YEAR       END OF YEAR
    POLICY          AT 5%       ACCUMULATED        SURRENDER           DEATH
     YEAR         PER YEAR         VALUE             VALUE            BENEFIT
---------------  -----------  ----------------  ----------------  ----------------
      1........   $  2,273         $ 1,251           $     0          $251,251
      2........      4,660           3,219                 0           253,219
      3........      7,166           5,349                 0           255,349
      4........      9,798           7,651             2,131           257,651
      5........     12,561          10,131             5,308           260,131
      6........     15,462          12,793             8,698           262,793
      7........     18,509          15,641            12,301           265,641
      8........     21,708          18,672            16,117           268,672
      9........     25,066          21,875            20,135           271,875
     10........     28,593          25,239            24,351           275,239
     15........     49,053          43,592            43,592           293,592
     20........     75,167          58,552            58,552           308,552
     25........    108,496          48,843            48,843           298,843
     30........    151,032               *                 *                 *
     35........    205,321               *                 *                 *
     40........    274,608               *                 *                 *
     45........    363,038               *                 *                 *
     50........    475,900               *                 *                 *
     55........    619,944               *                 *                 *
     60........    803,784               *                 *                 *
 Age 65........     28,593          25,239            24,351           275,239
 Age 70........     49,053          43,592            43,592           293,592
Age 115........    803,784               *                 *                 *

                      ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES, AND NON-
                           GUARANTEED CURRENT EXPENSE CHARGES
                 -------------------------------------------------------
    END OF          END OF YEAR        END OF YEAR        END OF YEAR
    POLICY          ACCUMULATED         SURRENDER            DEATH
     YEAR              VALUE              VALUE             BENEFIT
---------------  -----------------  -----------------  -----------------
      1........      $  1,551           $      0           $251,551
      2........         3,694                  0            253,694
      3........         6,042                  0            256,042
      4........         8,614              3,094            258,614
      5........        11,428              6,606            261,428
      6........        14,505             10,410            264,505
      7........        17,865             14,525            267,865
      8........        21,532             18,977            271,532
      9........        25,528             23,788            275,528
     10........        29,880             28,992            279,880
     15........        57,798             57,798            307,798
     20........        97,768             97,768            347,768
     25........       150,124            150,124            400,124
     30........       210,683            210,683            460,683
     35........       269,635            269,635            519,635
     40........       315,359            315,359            565,359
     45........       330,859            330,859            580,859
     50........       290,888            290,888            540,888
     55........       189,361            189,361            439,361
     60........         1,343              1,343            251,343
 Age 65........        29,880             28,992            279,880
 Age 70........        57,798             57,798            307,798
Age 115........         1,343              1,343            251,343


--------------------------
* In the absence of an additional premium, the policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATE OF RETURN MAY BE MORE OR LESS THAN THAT SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.


THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAT THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO A NET ANNUAL RATE OF RETURN OF 10.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                      JOINT EQUAL AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
          INITIAL SPECIFIED AMOUNT $250,000--ANNUAL PREMIUM OF $2,165
                           NON-TOBACCO PREMIUM CLASS


                              ASSUMING 0% HYPOTHETICAL GROSS RETURN, GUARANTEED     ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                              MAXIMUM COST OF INSURANCE CHARGES, AND GUARANTEED  GUARANTEED CURRENT COST OF INSURANCE CHARGES, AND
                                           MAXIMUM EXPENSE CHARGES                    NON-GUARANTEED CURRENT EXPENSE CHARGES
                  PREMIUMS    -------------------------------------------------  -------------------------------------------------
    END OF       ACCUMULATED    END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR
    POLICY          AT 5%       ACCUMULATED       SURRENDER          DEATH         ACCUMULATED       SURRENDER          DEATH
     YEAR         PER YEAR         VALUE            VALUE           BENEFIT           VALUE            VALUE           BENEFIT
---------------  -----------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
      1........   $  2,273        $ 1,069          $     0         $250,000          $ 1,350          $     0          $250,000
      2........      4,660          2,671                0          250,000            3,083                0           250,000
      3........      7,166          4,211                0          250,000            4,773                0           250,000
      4........      9,798          5,680              160          250,000            6,417              897           250,000
      5........     12,561          7,071            2,248          250,000            8,014            3,191           250,000
      6........     15,462          8,373            4,278          250,000            9,559            5,464           250,000
      7........     18,509          9,575            6,235          250,000           11,048            7,708           250,000
      8........     21,708         10,659            8,104          250,000           12,477            9,922           250,000
      9........     25,066         11,601            9,861          250,000           13,841           12,101           250,000
     10........     28,593         12,378           11,491          250,000           15,133           14,245           250,000
     15........     49,053         12,695           12,695          250,000           20,115           20,115           250,000
     20........     75,167          1,690            1,690          250,000           20,781           21,190           250,000
     25........    108,496              *                *                *           12,132           12,132           250,000
     30........          *              *                *                *                *                *                 *
     35........          *              *                *                *                *                *                 *
     40........          *              *                *                *                *                *                 *
     45........          *              *                *                *                *                *                 *
     50........          *              *                *                *                *                *                 *
     55........          *              *                *                *                *                *                 *
     60........          *              *                *                *                *                *                 *
 Age 65........     28,593         12,378           11,491          250,000           15,133           14,245           250,000
 Age 70........     49,053         12,695           12,695          250,000           20,115           20,115           250,000
Age 115........          *              *                *                *                *                *                 *


------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATE OF RETURN MAY BE MORE OR LESS THAN THAT SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.


THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAT THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO A NET ANNUAL RATE OF RETURN OF (1.70)%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                      JOINT EQUAL AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
          INITIAL SPECIFIED AMOUNT $250,000--ANNUAL PREMIUM OF $2,165
                           NON-TOBACCO PREMIUM CLASS


                              ASSUMING 4% HYPOTHETICAL GROSS RETURN, GUARANTEED     ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                              MAXIMUM COST OF INSURANCE CHARGES, AND GUARANTEED  GUARANTEED CURRENT COST OF INSURANCE CHARGES, AND
                                           MAXIMUM EXPENSE CHARGES                    NON-GUARANTEED CURRENT EXPENSE CHARGES
                  PREMIUMS    -------------------------------------------------  -------------------------------------------------
    END OF       ACCUMULATED    END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR
    POLICY          AT 5%       ACCUMULATED       SURRENDER          DEATH         ACCUMULATED       SURRENDER          DEATH
     YEAR         PER YEAR         VALUE            VALUE           BENEFIT           VALUE            VALUE           BENEFIT
---------------  -----------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
      1........   $  2,273        $ 1,129          $     0         $250,000          $ 1,417          $     0          $250,000
      2........      4,660          2,849                0          250,000            3,281                0           250,000
      3........      7,166          4,571                0          250,000            5,174                0           250,000
      4........      9,798          6,288              768          250,000            7,094            1,574           250,000
      5........     12,561          7,991            3,168          250,000            9,038            4,215           250,000
      6........     15,462          9,667            5,572          250,000           11,001            6,906           250,000
      7........     18,509         11,302            7,962          250,000           12,980            9,640           250,000
      8........     21,708         12,876           10,321          250,000           14,970           12,415           250,000
      9........     25,066         14,364           12,624          250,000           16,964           15,224           250,000
     10........     28,593         15,736           14,849          250,000           18,956           18,068           250,000
     15........     49,053         19,584           19,584          250,000           28,346           28,346           250,000
     20........     75,167         12,151           12,151          250,000           35,070           35,070           250,000
     25........    108,496              *                *                *           33,361           33,361           250,000
     30........    151,032              *                *                *           12,016           12,016           250,000
     35........          *              *                *                *                *                *                 *
     40........          *              *                *                *                *                *                 *
     45........          *              *                *                *                *                *                 *
     50........          *              *                *                *                *                *                 *
     55........          *              *                *                *                *                *                 *
     60........          *              *                *                *                *                *                 *
 Age 65........     28,593         15,736           14,849          250,000           18,956           18,068           250,000
 Age 70........     49,053         19,584           19,584          250,000           28,346           28,346           250,000
Age 115........          *              *                *                *                *                *                 *


------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATE OF RETURN MAY BE MORE OR LESS THAN THAT SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.


THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 4%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAT THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO A NET ANNUAL RATE OF RETURN OF 2.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                      JOINT EQUAL AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
          INITIAL SPECIFIED AMOUNT $250,000--ANNUAL PREMIUM OF $2,165
                           NON-TOBACCO PREMIUM CLASS


                              ASSUMING 8% HYPOTHETICAL GROSS RETURN, GUARANTEED     ASSUMING 8% HYPOTHETICAL GROSS RETURN, NON-
                              MAXIMUM COST OF INSURANCE CHARGES, AND GUARANTEED  GUARANTEED CURRENT COST OF INSURANCE CHARGES, AND
                                           MAXIMUM EXPENSE CHARGES                    NON-GUARANTEED CURRENT EXPENSE CHARGES
                  PREMIUMS    -------------------------------------------------  -------------------------------------------------
    END OF       ACCUMULATED    END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR      END OF YEAR
    POLICY          AT 5%       ACCUMULATED       SURRENDER          DEATH         ACCUMULATED       SURRENDER          DEATH
     YEAR         PER YEAR         VALUE            VALUE           BENEFIT           VALUE            VALUE           BENEFIT
---------------  -----------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
      1........   $  2,273        $ 1,190          $     0         $250,000          $ 1,484          $     0          $250,000
      2........      4,660          3,032                0          250,000            3,485                0           250,000
      3........      7,166          4,951                0          250,000            5,597                0           250,000
      4........      9,798          6,946            1,426          250,000            7,826            2,306           250,000
      5........     12,561          9,013            4,190          250,000           10,174            5,352           250,000
      6........     15,462         11,143            7,048          250,000           12,646            8,551           250,000
      7........     18,509         13,327            9,987          250,000           15,243           11,903           250,000
      8........     21,708         15,550           12,995          250,000           17,969           15,414           250,000
      9........     25,066         17,790           16,050          250,000           20,825           19,085           250,000
     10........     28,593         20,024           19,136          250,000           23,814           22,927           250,000
     15........     49,053         29,916           29,916          250,000           40,639           40,639           250,000
     20........     75,167         31,633           31,633          250,000           59,620           59,620           250,000
     25........    108,496          4,567            4,567          250,000           77,531           77,531           250,000
     30........    151,032              *                *                *           88,028           88,028           250,000
     35........    205,321              *                *                *           78,932           78,932           250,000
     40........    274,608              *                *                *           22,225           22,225           250,000
     45........          *              *                *                *                *                *                 *
     50........          *              *                *                *                *                *                 *
     55........          *              *                *                *                *                *                 *
     60........          *              *                *                *                *                *                 *
 Age 65........     28,593         20,024           19,136          250,000           23,814           22,927           250,000
 Age 70........     49,053         29,916           29,916          250,000           40,639           40,639           250,000
Age 115........          *              *                *                *                *                *                 *


------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATE OF RETURN MAY BE MORE OR LESS THAN THAT SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.


THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 8%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAT THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO A NET ANNUAL RATE OF RETURN OF 6.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                      JOINT EQUAL AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
          INITIAL SPECIFIED AMOUNT $250,000--ANNUAL PREMIUM OF $2,165
                           NON-TOBACCO PREMIUM CLASS

                               ASSUMING 12% HYPOTHETICAL GROSS RETURN, GUARANTEED
                               MAXIMUM COST OF INSURANCE CHARGES, AND GUARANTEED
                                            MAXIMUM EXPENSE CHARGES
                  PREMIUMS    ----------------------------------------------------
    END OF       ACCUMULATED    END OF YEAR       END OF YEAR       END OF YEAR
    POLICY          AT 5%       ACCUMULATED        SURRENDER           DEATH
     YEAR         PER YEAR         VALUE             VALUE            BENEFIT
---------------  -----------  ----------------  ----------------  ----------------
      1........   $  2,273         $ 1,251           $     0          $250,000
      2........      4,660           3,220                 0           250,000
      3........      7,166           5,352                 0           250,000
      4........      9,798           7,658             2,138           250,000
      5........     12,561          10,146             5,323           250,000
      6........     15,462          12,824             8,729           250,000
      7........     18,509          15,696            12,356           250,000
      8........     21,708          18,767            16,212           250,000
      9........     25,066          22,032            20,292           250,000
     10........     28,593          25,488            24,601           250,000
     15........     49,053          45,358            45,358           250,000
     20........     75,167          67,064            67,064           250,000
     25........    108,496          80,632            80,632           250,000
     30........    151,032          57,619            57,619           250,000
     35........    205,321         *                 *                 *
     40........    274,608         *                 *                 *
     45........    363,038         *                 *                 *
     50........    475,900         *                 *                 *
     55........    619,944         *                 *                 *
     60........    803,784         *                 *                 *
 Age 65........     28,593          25,488            24,601           250,000
 Age 70........     49,053          45,358            45,358           250,000
Age 115........    803,784         *                 *                 *

                    ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-GUARANTEED
                 CURRENT COST OF INSURANCE CHARGES, AND NON-GUARANTEED CURRENT
                                        EXPENSE CHARGES
                 -------------------------------------------------------------
    END OF           END OF YEAR          END OF YEAR          END OF YEAR
    POLICY           ACCUMULATED           SURRENDER              DEATH
     YEAR               VALUE                VALUE               BENEFIT
---------------  -------------------  -------------------  -------------------
      1........       $    1,551           $        0           $  250,000
      2........            3,694                    0              250,000
      3........            6,043                    0              250,000
      4........            8,616                3,096              250,000
      5........           11,434                6,612              250,000
      6........           14,517               10,422              250,000
      7........           17,888               14,548              250,000
      8........           21,571               19,016              250,000
      9........           25,593               23,853              250,000
     10........           29,983               29,096              250,000
     15........           58,561               58,561              250,000
     20........          101,898              101,898              250,000
     25........          168,658              168,658              250,000
     30........          280,991              280,991              295,041
     35........          464,686              464,686              487,920
     40........          761,606              761,606              769,222
     45........        1,247,998            1,247,998            1,260,478
     50........        2,033,191            2,033,191            2,053,523
     55........        3,301,087            3,301,087            3,334,098
     60........        5,348,430            5,348,430            5,401,914
 Age 65........           29,983               29,096              250,000
 Age 70........           58,561               58,561              250,000
Age 115........        5,348,430            5,348,430            5,401,914


------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATE OF RETURN MAY BE MORE OR LESS THAN THAT SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.


THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAT THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO A NET ANNUAL RATE OF RETURN OF 10.30%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

    OPTION A EXAMPLE. For purposes of this example, assume that the Joint Insureds' Joint Equal Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with a Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

    Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

    The specified amount factor becomes lower as the Joint Insureds' Joint Equal Attained Age increases. If the Joint Equal Attained Age of the Joint Insureds in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

    OPTION B EXAMPLE. For purposes of this example, assume that the Joint Insureds' Joint Equal Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

    Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

    The specified amount factor becomes lower as the Joint Insureds' Joint Equal Attained Age increases. If the Joint Equal Attained Age of the Joint Insureds in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).


JOINT EQUAL ATTAINED AGE  SPECIFIED AMOUNT FACTOR
40 or younger                       2.50
41                                  2.43
42                                  2.36
43                                  2.29
44                                  2.22
45                                  2.15
46                                  2.09
47                                  2.03
48                                  1.97
49                                  1.91
50                                  1.85
51                                  1.78
52                                  1.71
53                                  1.64
54                                  1.57
55                                  1.50
56                                  1.46
57                                  1.42
58                                  1.38
59                                  1.34
60                                  1.30
61                                  1.28
62                                  1.26
63                                  1.24
64                                  1.22
65                                  1.20
66                                  1.19
67                                  1.18
68                                  1.17
69                                  1.16
70                                  1.15
71                                  1.13
72                                  1.11
73                                  1.09
74                                  1.07
75 to 90                            1.05
91                                  1.04
92                                  1.03
93                                  1.02
94 to 114                           1.01
115 or older                        1.00

--------------------------------------------------------------------------------

APPENDIX C
--------------------------------------------------------------------------------

MAXIMUM SURRENDER CHARGES

    The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as policy years increase.

                      NON-TOBACCO
                      ISSUE                                                 POLICY YEAR
                      AGE              1       2       3       4       5       6       7       8       9       10      11+
                      ---------------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
                      20                11.25   10.35    9.37    8.35    7.30    6.20    5.05    3.86    2.63    1.34    0.00
                      30                13.67   12.61   11.42   10.18    8.89    7.55    6.15    4.71    3.20    1.63    0.00
                      40                17.62   16.30   14.76   13.16   11.50    9.76    7.96    6.09    4.14    2.11    0.00
                      50                24.28   22.58   20.45   18.23   15.92   13.52   11.03    8.43    5.73    2.92    0.00
                      60                36.13   33.88   30.66   27.33   23.87   20.28   16.55   12.68    8.64    4.42    0.00
                      70                54.10   51.00   46.06   41.01   35.84   30.54   25.07   19.37   13.36    6.95    0.00
                      80                51.96   47.73   43.12   38.44   33.91   29.44   24.86   19.97   14.49    8.04    0.00

                      TOBACCO
                      ISSUE                                                 POLICY YEAR
                      AGE              1       2       3       4       5       6       7       8       9       10      11+
                      ---------------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
                      20                12.10   11.14   10.09    8.99    7.86    6.67    5.44    4.16    2.83    1.44    0.00
                      30                15.00   13.84   12.53   11.17    9.76    8.29    6.76    5.17    3.51    1.79    0.00
                      40                19.74   18.29   16.56   14.76   12.90   10.95    8.93    6.83    4.64    2.37    0.00
                      50                27.59   25.71   23.28   20.75   18.12   15.40   12.56    9.61    6.54    3.34    0.00
                      60                41.03   38.50   34.83   31.04   27.12   23.06   18.85   14.47    9.89    5.08    0.00
                      70                53.81   50.57   45.64   40.67   35.62   30.45   25.11   19.51   13.55    7.10    0.00
                      80                51.77   47.50   42.93   38.42   34.07   29.74   25.27   20.42   14.91    8.31    0.00

                      COMBINED
                      ISSUE                                                 POLICY YEAR
                      AGE              1       2       3       4       5       6       7       8       9       10      11+
                      ---------------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
                      20                11.61   10.69    9.68    8.63    7.53    6.40    5.22    3.99    2.71    1.38    0.00
                      30                14.23   13.13   11.89   10.60    9.26    7.86    6.41    4.90    3.33    1.70    0.00
                      40                18.52   17.14   15.52   13.84   12.09   10.26    8.37    6.40    4.35    2.22    0.00
                      50                25.68   23.91   21.65   19.30   16.85   14.32   11.68    8.93    6.07    3.10    0.00
                      60                38.26   35.88   32.47   28.94   25.28   21.49   17.55   13.45    9.17    4.70    0.00
                      70                53.97   50.81   45.87   40.85   35.74   30.49   25.08   19.42   13.44    7.01    0.00
                      80                51.87   47.62   43.02   38.42   33.98   29.58   25.05   20.18   14.69    8.16    0.00

                                    PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article XII of the Company's By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its factor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, offer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(f)(2)(A)

Farm Bureau Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


The Prospectus consisting of 145 pages.


The undertaking to file reports.

The undertaking pursuant to Rule 484.

Representation pursuant to Section 26(f)(2)(A).

The signatures.

Written consents of the following persons:


       Stephen M. Morain, Esquire
       Sutherland Asbill & Brennan LLP
       Ernst & Young LLP, Independent Auditors
       Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President


The following exhibits:

1.A.  1.      Certified Resolution of the Board of Directors of the Company
              establishing the Variable Account.(1)
      2.      None.
      3.      (a) Underwriting Agreement.(5)
              (b) Career Agent's Contract.(5)
              (c) Commission Schedules. (See Exhibit 3(b) above.)(5)
              (d) Paying Agent Agreement(5)
      4.      None.
      5.      (a)  Policy Form.(2)
              (b)  Application Form.(1)
              (c)  Death Benefit Guarantee Rider.(4)
      6.      (a)  Certificate of Incorporation of the Company.(1)
              (b)  By-Laws of the Company.(1)
      7.      None.
      8.      None.
      9.      (a)  Participation Agreement relating to EquiTrust Variable
                     Insurance Series Fund.(1)
              (b)  Participation Agreement relating to Fidelity Variable
                     Insurance Products Fund.(2)
              (b)(1) Amended Schedule to Participation Agreement.(6)
              (c)  Participation Agreement relating to Fidelity Variable
                     Insurance Products Fund II.(2)
              (c)(1) Amended Schedule to Participation Agreement.(6)
              (d)  Participation Agreement relating to Fidelity Variable
                     Insurance Products Fund III.(2)
              (d)(1) Amended Schedule to Participation Agreement.(6)
              (d)(2) Service Contract.(6)
              (e)  Participation Agreement relating to T. Rowe Price Equity
                     Series, Inc. and T. Rowe Price International
                     Series, Inc.(2)
              (e)(1) Amended Schedule to Participation Agreement.(6)
              (f)  Form of Participation Agreement relating to American Century
                     Funds.(6)
              (g)  Participation Agreement relating to Dreyfus Funds.(6)
              (g)(1) Form of Amended Schedule to Participation Agreement.(6)
              (h)  Participation Agreement relating to Franklin Templeton
                     Funds.(6)
              (i)  Participation Agreement relating to JP Morgan Series Trust
                     II.(6)
              (j)  Participation Agreement relating to Summit Pinnacle
                     Series.(6)

      10.     Form of Application (see Exhibit 1.A.(5)(b) above)
2.    Opinion and Consent of Stephen M. Morain, Esquire(7)
3.    Financial Statement Schedules I, III, IV.(7)
4.    None.
5.    Not applicable.
6.    Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life Product
      Development and Pricing Vice President.(7)
7.    (a)     Consent of Ernst & Young LLP(7)
      (b)     Consent of Sutherland Asbill & Brennan LLP(7)
8.    Memorandum describing the Company's conversion procedure (included in
      Exhibit 9 hereto).
9.    Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy.(3)
10.   Powers of Attorney.(5)


(1) Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1998.

(2) Incorporated herein by reference to the Initial Filing of this Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on March 1, 2000.

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on May 2, 2000.

(4) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on February 26, 2001.

(5) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on April 26, 2001.

(6) Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 28, 2001.


(7) Filed herein.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Farm Bureau Life Variable Account, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 22nd day of April, 2002.


                                FARM BUREAU LIFE INSURANCE COMPANY
                                FARM BUREAU LIFE VARIABLE ACCOUNT

                                By:              /s/ CRAIG A. LANG
                                     -----------------------------------------
                                                   Craig A. Lang
                                                     PRESIDENT
                                         Farm Bureau Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.


          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----
      /s/ CRAIG A. LANG         President and Director
------------------------------    [Principal Executive        April 22, 2002
        Craig A. Lang             Officer]

                                Senior Vice President and
     /s/ JERRY C. DOWNIN          Secretary-Treasurer
------------------------------    [Principal Financial        April 22, 2002
       Jerry C. Downin            Officer]

      /s/ JAMES W. NOYCE        Chief Financial Officer
------------------------------    [Principal Accounting       April 22, 2002
        James W. Noyce            Officer]

              *
------------------------------  Director                      April 22, 2002
     Eric K. Aasmundstad

              *
------------------------------  Director                      April 22, 2002
     Stanley R. Ahlerich

              *
------------------------------  Director                      April 22, 2002
      Al Christopherson

              *
------------------------------  Director                      April 22, 2002
        Kenny J. Evans

              *
------------------------------  Director                      April 22, 2002
        Alan L. Foutz

              *
------------------------------  Director                      April 22, 2002
        Karen J. Henry

          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----
              *
------------------------------  Director                      April 22, 2002
        Craig D. Hill

              *
------------------------------  Director                      April 22, 2002
       Leland J. Hogan

              *
------------------------------  Director                      April 22, 2002
      Daniel L. Johnson

              *
------------------------------  Director                      April 22, 2002
     Richard G. Kjerstad

              *
------------------------------  Director                      April 22, 2002
      G. Steven Kouplen

              *
------------------------------  Director                      April 22, 2002
      Lindsey D. Larson

              *
------------------------------  Director                      April 22, 2002
      David R. Machacek

              *
------------------------------  Director                      April 22, 2002
       David L. McClure

              *
------------------------------  Director                      April 22, 2002
       Bryce P. Neidig

              *
------------------------------  Director                      April 22, 2002
      Charles E. Norris

              *
------------------------------  Director                      April 22, 2002
      Howard D. Poulson

              *
------------------------------  Director                      April 22, 2002
      Frank S. Priestley

              *
------------------------------  Director                      April 22, 2002
      John J. VanSweden


*By     /s/ STEPHEN M. MORAIN
      -------------------------
          Stephen M. Morain
          ATTORNEY-IN-FACT,
        PURSUANT TO POWER OF
              ATTORNEY.

                                 EXHIBIT INDEX

       EXHIBIT          DESCRIPTION
---------------------   -----------
2                       Opinion and Consent of Stephen M. Morain, Esquire

3                       Financial Statement Schedules I, III, IV

6                       Opinion and Consent of Christopher G. Daniels, FSA, MAAA

7(a)                    Consent of Ernst & Young LLP

7(b)                    Consent of Sutherland Asbill & Brennan LLP